Exhibit 10.1

BASIC PLAN DOCUMENT #01

Copyright © 2002-2022 Empower Retirement, LLC All Rights Reserved.

EMPOWER RETIREMENT, LLC TABLE OF CONTENTS
ARTICLE 1 INTRODUCTION    1
Section 1.01 Plan    1
Section 1.02 Application of Plan    1
ARTICLE 2 DEFINITIONS    2
ARTICLE 3 PARTICIPATION    18
Section 3.01 Elective Deferrals and Voluntary Contributions    18
Section 3.02 Matching Contributions    18
Section 3.03 Employer Contributions    18
Section 3.04 Transfers    18
Section 3.05 Termination and Rehires    18
Section 3.06 Limitations on Exclusions    18
Section 3.07 Procedures for Admission    19
Section 3.08 Participants Receiving Differential Military Pay    19
ARTICLE 4 CONTRIBUTIONS    20
Section 4.01 Elective Deferrals and Voluntary Contributions    20
Section 4.02 Matching Contributions    22
Section 4.03 Employer Contributions    23
Section 4.04 Safe Harbor Contributions and Qualified Non-Elective/Matching Contributions    25
Section 4.05 Prevailing Wage Contributions    27
Section 4.06 Rollover Contributions    28
Section 4.07 Transfers    29
Section 4.08 Military Service    30
Section 4.09 Timing of Contributions    30
Section 4.10 Arrangements Adopted by More Than One Employer    30
Section 4.11 SIMPLE 401(k) Provisions    32
Section 4.12 Deemed IRAs    34
ARTICLE 5 LIMITATIONS ON CONTRIBUTIONS    35
Section 5.01 Annual Limitation on Elective Deferrals    35
Section 5.02 Nondiscrimination    35
Section 5.03 Special Rules    37
Section 5.04 Correction of Discriminatory Contributions    39
Section 5.05 Maximum Amount of Annual Additions    41
ARTICLE 6 VESTING    43
Section 6.01 Participant Contributions    43
Section 6.02 Employer Contributions    43
Section 6.03 Forfeitures    44
ARTICLE 7 DISTRIBUTIONS    46
Section 7.01 Commencement of Distributions    46
Section 7.02 Timing and Form of Distributions    46
Section 7.03 Force-Out of Small Balances    48
Section 7.04 Beneficiary    49
Section 7.05 Minimum Distribution Requirements    49
Section 7.06 Direct Rollovers    53
Section 7.07 Minor or Legally Incompetent Payee    55
Section 7.08 Missing Payee    55
Section 7.09 Distributions Upon Termination of Plan    55
Section 7.10 Joint and Survivor Annuities    56
ARTICLE 8 IN-SERVICE DISTRIBUTIONS AND LOANS    58
Section 8.01 Hardship    58
Section 8.02 Specified Age, Specified Age and Service    59
Section 8.03 Other Withdrawals    59
Section 8.04 Transfer Account    60
Section 8.05 Rules Regarding In-Service Distributions    60
Section 8.06 Loans    61
ARTICLE 9 INVESTMENT AND TRUST VALUATION    63
Section 9.01 Investment of Assets    63
Section 9.02 Participant Self-Direction    63
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Section 9.03 Individual Accounts    64
Section 9.04 Qualifying Employer Investments    64
Section 9.05 Allocation of Earnings and Losses    65
Section 9.06 Voting Rights    65
Section 9.07 Life Insurance    66
Section 9.08 Qualifying Longevity Annuity Contract (QLAC)    66
ARTICLE 10 SPECIAL TOP-HEAVY RULES    68
Section 10.01 Top-Heavy Status    68
Section 10.02 Minimum Allocations    68
Section 10.03 Minimum Vesting    69
ARTICLE 11 PLAN ADMINISTRATION    71
Section 11.01 Plan Administrator    71
Section 11.02 Investment Fiduciary    72
Section 11.03 Compensation of Plan Administrator and Investment Fiduciary    73
Section 11.04 Plan Expenses    73
Section 11.05 Allocation of Fiduciary Responsibility    73
Section 11.06 Indemnification    73
Section 11.07 Claims Procedure    73
Section 11.08 Written Communication    74
ARTICLE 12 AMENDMENT, MERGER AND TERMINATION    75
Section 12.01 Amendment    75
Section 12.02 Merger and Transfer    76
Section 12.03 Termination    76
ARTICLE 13 MISCELLANEOUS    78
Section 13.01 Nonalienation of Benefits    78
Section 13.02 Rights of Alternate Payees    78
Section 13.03 No Right to Employment    79
Section 13.04 No Right to Trust Assets    79
Section 13.05 Governing Law    79
Section 13.06 Severability of Provisions    79
Section 13.07 Headings and Captions    79
Section 13.08 Gender and Number    79
Section 13.09 Disaster Relief    80
Section 13.10 Exclusive Benefit    80
Section 13.11 Return of Contributions    80
QUALIFIED PLANS' DISASTER RELIEF INTERIM AMENDMENT    82
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ARTICLE 1 INTRODUCTION
ARTICLE 1 INTRODUCTION
Section 1.01    PLAN
This document ("Basic Plan Document") and its related Adoption Agreement are intended to qualify as a tax-exempt "Plan" under Code sections 401(a).
Section 1.02    APPLICATION OF PLAN
Except as otherwise specifically provided herein, the provisions of this Plan shall apply to those individuals who are Eligible Employees of the Employer on or after the Effective Date. Except as otherwise specifically provided for herein, the rights and benefits, if any, of former Eligible Employees of the Employer whose employment terminated prior to the Effective Date, shall be determined under the provisions of the Plan, as in effect from time to time prior to that date.

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ARTICLE 2 DEFINITIONS
ARTICLE 2 DEFINITIONS

"Account" means the balance of a Participant's interest in the Trust as of the applicable date as adjusted pursuant to Article
9. "Account" or "Accounts" shall include to the extent provided in the Adoption Agreement, an Elective Deferral Account, Pre-tax Elective Deferral Account, Roth Elective Deferral Account, Matching Contribution Account (and a Qualified Matching Contribution Account, if necessary), Non-Elective Contribution Account, Pension Contribution Account, Voluntary Contribution Account, Rollover Contribution Account, Qualified Non-Elective Contribution Account, Transfer Account, In-Plan Roth Rollover Account and such other Account(s) or subaccount(s) as the Plan Administrator, in its discretion, deems appropriate.

"Actual Contribution Ratio" means the ratio (expressed as a percentage) of Matching Contributions and Voluntary Contributions for a Participant for the Plan Year to the Participant's Section 414(s) Compensation for such year.

A Matching Contribution shall be considered "for the Plan Year" only if (a) it is made on account of the Participant's Elective Deferral/Voluntary Contribution for that Plan Year, (b) it is allocated to his Matching Contribution Account during such Plan Year, and (c) it is paid to the Trust by the last day of the 12th month after the end of such Plan Year.

Voluntary Contributions are considered to have been made in the Plan Year in which contributed to the Trust. For purposes of the preceding sentence, an amount withheld from an Employee's pay (or a payment by the Employee to an agent of the Plan) is treated as contributed at the time of such withholding (or payment) if the funds paid are transmitted to the Trust within a reasonable period after the withholding (or payment). For purposes of determining the Actual Contribution Ratio, Elective Deferrals recharacterized pursuant to Section 5.04 shall be treated as a Voluntary Contribution.

Elective Deferrals, Qualified Non-Elective Contributions and Qualified Matching Contributions shall be counted in the Actual Contribution Ratio only if they meet the requirements of Section 5.03(b). The Actual Contribution Ratio of a Participant who does not receive a Matching Contribution or make a Voluntary Contribution shall be zero.

Notwithstanding the foregoing, if the Plan is automatically deemed to meet the nondiscrimination requirements of Section
5.02 with respect to Matching Contributions, the Actual Contribution Ratio may be determined solely with respect to Voluntary Contributions or by aggregating with Matching Contributions. A Participant's Actual Contribution Ratio shall not include: (a) contributions treated as disproportionate within the meaning of Section 5.03(f); (b) additional contributions made pursuant to Code section 414(u) by reason of a Participant's Qualified Military Service for the Plan Year for which the contributions are made, or for any other Plan Year; or (c) Matching Contributions that are forfeited either to correct excess aggregate contributions or because the contributions to which they relate are excess deferrals, excess contributions, or excess aggregate contributions.

"Actual Deferral Ratio " means the ratio (expressed as a percentage) of Elective Deferrals made on behalf of a Participant for the Plan Year to the Participant's Section 414(s) Compensation for that year.

An Elective Deferral shall be considered "for the Plan Year" only if the Elective Deferral is allocated to the Participant's Account under the Plan as of a date within that year. For purposes of this rule, an Elective Deferral is considered allocated as of a date within a year only if: (a) the allocation is not contingent on the Participant's participation in the Plan or performance of services on any date subsequent to that date; (b) the Elective Deferral is actually paid to the Trust no later than the end of the 12-month period immediately following the year to which the contribution relates; and (c) the Elective Deferral relates to Plan Compensation that would have been received by the Participant in the year but for the Participant's election to defer under the arrangement.
Qualified Non-Elective Contributions and Qualified Matching Contributions shall be counted in the Actual Deferral Ratio only if they meet the requirements of Section 5.03(b).

The Actual Deferral Ratio of a Participant who is eligible but does not make an Elective Deferral and, if applicable, who does not receive an allocation of Qualified Non-Elective Contributions and Qualified Matching Contributions shall be zero. A Participant's Actual Deferral Ratio shall not include: (a) contributions treated as disproportionate within the meaning of Section 5.03(f); (b) a Nonhighly Compensated Employee's Excess Elective Deferrals; (c) Elective Deferrals treated as Catch-up Contributions for the Plan Year for which the contributions were made or for any other Plan Year; (d) additional Elective Deferrals made pursuant to Code section 414(u) by reason of a Participant's Qualified Military Service for the Plan Year for which the contributions are made, or for any other Plan Year; or (e) to the extent necessary to demonstrate satisfaction of the requirement of Treas. Reg. section

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ARTICLE 2 DEFINITIONS

1.401(m)-2(a)(6)(ii), Elective Deferrals taken into account for the Actual Contribution Percentage (ACP) test under Treas. Reg. section 1.401(m)-2(a)(6).

"Adoption Agreement" means the document executed in conjunction with this Basic Plan Document that contains the optional features selected by the Plan Sponsor.

"Alternate Payee" means the person entitled to receive payment of benefits under the Plan pursuant to a Qualified Domestic Relations Order.

"Annual Addition" means the sum of the following amounts credited to a Participant's Account for the Limitation Year:

(a)Employer contributions allocated to a Participant's Account, including Elective Deferrals, Matching Contributions, Non-Elective Contributions, Pension Contributions and Qualified Non-Elective Contributions. Employer contributions shall also include Excess Elective Deferrals, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year;

(b)Voluntary Contributions;

(c)forfeitures;

(d)amounts allocated to an individual medical account, as defined in Code section 415(l)(2), which is part of a pension or annuity plan maintained by the Employer;

(e)amounts derived from contributions paid or accrued which are attributable to post-retirement medical benefits, allocated to the separate Account of a Key Employee, as defined in Code section 419A(d)(3), under a welfare benefit fund, as defined in Code section 419(e), maintained by the Employer; and

(f)allocations under a simplified employee pension plan.

Notwithstanding the foregoing, an Annual Addition shall not include a restorative payment within the meaning of IRS Revenue Ruling 2002-45 and any superseding guidance.

"Annuity Starting Date" means the first day of the first period for which an amount is paid as an annuity or any other form.

"Average Contribution Percentage" means the average (expressed as a percentage) of the Actual Contribution Ratios of the Participants in a specified group.

"Average Deferral Percentage" means the average (expressed as a percentage) of the Actual Deferral Ratios of the Participants in a specified group.

"Beneficiary" means the person(s) entitled to receive benefits, under Section 7.04 of the Plan, upon the Participant's death.

"Board" means the governing body of the Plan Sponsor. If the Plan Sponsor is a sole proprietorship, the Board means the sole proprietor.

"Catch-up Contribution" means the contribution described in Section 5.01(d).

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" means the committee that may be appointed by the Plan Sponsor pursuant to Section 11.01 to serve as Plan Administrator.

"Determination Date" means the last day of the preceding Plan Year. Notwithstanding the foregoing, the Determination Date for the first Plan Year shall be the last day of such year.

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ARTICLE 2 DEFINITIONS

"Disabled" or "Disability" shall have the meaning specified in the Adoption Agreement. The determination of Disability shall be made by the Plan Administrator.

"Early Retirement Age" shall have the meaning set forth in the Adoption Agreement.

"Early Retirement Date" shall have the meaning set forth in the Adoption Agreement.

"Earned Income" means the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under Code section 404. Net earnings shall be determined with regard to the deduction allowed to the taxpayer by Code section 164(f).

"Effective Date" shall have the meaning set forth in Section A.3 of the Adoption Agreement except as otherwise specified in the Plan or Adoption Agreement.

"Elapsed Time Method" means a service crediting method whereby an Employee is credited for an aggregate of all time periods (without regard to hours worked) beginning on the Employee's date of hire (or rehire, as applicable) and ending on the date that a break in service begins in accordance with Treas. Reg. section 1.410(a)-7. Under the Elapsed Time Method, an Employee's service is credited for any period of severance that is less than 12 consecutive months.

"Elective Deferral" means an Employee contribution made to the Plan as a Pre-tax Elective Deferral or a Roth Elective Deferral pursuant to Article 4 of the Plan.

"Elective Deferral Account" means so much of a Participant's Account as consists of a Participant's Elective Deferrals (and corresponding earnings) made to the Plan. Except as expressly provided elsewhere in the Plan, the Elective Deferral Account shall also include Catch-up Contributions described in Section 5.01 of the Plan.

"Eligibility Computation Period" means a consecutive 12-month period beginning with an Employee's Employment Commencement Date and each anniversary thereof. Notwithstanding the foregoing, if the Adoption Agreement provides that the Eligibility Computation Period switches to the Plan Year his succeeding Eligibility Computation Period for such purpose will switch to the Plan Year, beginning with the Plan Year that includes the first anniversary of his Employment Commencement Date. If the Eligibility Computation Period switches to the Plan Year, an Employee who is credited with a Year of Eligibility Service in both the initial Eligibility Computation Period and the first Plan Year which commences prior to the first anniversary of the Employee's initial Eligibility Computation Period will be credited with two Years of Eligibility Service.

"Eligible Employee" means any Employee employed by the Employer, subject to the modifications and exclusions described in the Adoption Agreement.

If the Adoption Agreement provides that the Plan is not a standardized plan and if an individual is subsequently reclassified as, or determined to be, an Employee by a court, the Internal Revenue Service or any other governmental agency or authority, or if the Employer is required to reclassify such individual as an Employee as a result of such reclassification or determination (including any reclassification by the Employer in settlement of any claim or action relating to such individual's employment status), such individual shall not become an Eligible Employee by reason of such reclassification or determination.

If the Adoption Agreement provides that the Plan is not a standardized plan, an individual who becomes employed by the Employer in a transaction between the Employer and another entity that is a stock or asset acquisition, merger, or other similar transaction involving a change in the employer of the employees of the trade or business shall not become eligible to participate in the Plan until the Plan Sponsor specifically authorizes such participation.

If the Adoption Agreement provides that the Plan is a standardized plan, an individual who becomes employed by the Employer in a transaction between the Employer and another entity that is a stock or asset acquisition, merger, or other similar transaction involving a change in the employer of the employees of the trade or business shall not become eligible to participate in

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ARTICLE 2 DEFINITIONS

the Plan until after the end of the Plan Year following the Plan Year in which the transaction occurs unless the Plan Sponsor specifically authorizes such participation prior to the end of such period.

"Employee" means any individual who is employed by the Employer, including a Self-Employed Individual. The term "Employee" includes any Leased Employee of the Employer. If the Adoption Agreement provides that the Plan is not a standardized plan, no Leased Employee may become a Participant hereunder unless he becomes an Eligible Employee. The term "Employee" shall not include a person who is classified by the Employer as an independent contractor or a person (other than a Self-Employed Individual) who is not treated as an employee for purposes of withholding federal employment taxes.

"Employer" means the Plan Sponsor and any other entity that has adopted the Plan with the approval of the Plan Sponsor or any other entity required to be aggregated with the Employer under Code sections 414(b), (c), (m) or (o) and the regulations thereunder. In identifying "Employer" for purposes of Section 5.05, the definition in Code sections 414(b) and (c) shall be modified as provided in Code section 415(h).

"Employment Commencement Date" means the first date on which the Eligible Employee performs an Hour of Service.

"ERISA" means the Employee Retirement Income Security Act of 1974, all amendments thereto and all federal regulations promulgated pursuant thereto.

"Excess Compensation" means the amount by which an Eligible Employee's Plan Compensation for a Plan Year exceeds the integration level described in the Adoption Agreement.

"Excess Elective Deferral" means Elective Deferrals made in excess of the limit described in Section 5.01.

"Final Paycheck Pay" means compensation paid by the later of: (a) 2-1/2 months after an Employee's severance from employment with the Employer or (b) the end of the Limitation Year that includes the date of the Employee's severance from employment with the Employer if: (1) the payment is regular compensation for services during the Participant's regular working hours, or compensation for services outside the Participant's regular working hours (e.g., overtime or shift differential), commissions, bonuses, or other similar payments; and (2) the payment would have been paid to the Participant prior to a severance from employment if the Participant had continued in employment with the Employer.

"Highly Compensated Employee" means any Employee who during the Plan Year performs services for the Employer and who:

(a)was a More Than 5% Owner at any time during the Plan Year or the preceding Plan Year; or

(b)during the preceding Plan Year (the Adoption Agreement may provide that the foregoing determination may be made with respect to the calendar year beginning with or within the preceding Plan Year) received Statutory Compensation in excess of the Code section 414(q)(1) amount ($80,000 as adjusted) and, if provided in the Adoption Agreement, was a member of the top paid group of Employees within the meaning of Code section 414(q)(3).

The determination of who is a Highly Compensated Employee will be made in accordance with Code section 414(q) and the regulations thereunder to the extent they are not inconsistent with the method established above.

The term Highly Compensated Employee also includes a former Employee who was a Highly Compensated Employee when he separated from service or at any time after attaining age 55.

"Hour of Service" means:

(a)Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed.

(b)Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation,

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ARTICLE 2 DEFINITIONS

holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period).

(c)Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

Hours under this definition will be calculated and credited pursuant to DOL Reg. section 2530.200b-2 and any superseding guidance which is incorporated herein by this reference.

Solely for purposes of determining whether a One-Year Break in Service has occurred, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the individual, (b) by reason of a birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (a) in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period, or (b) in all other cases, in the following computation period.

If the Employer is a member of an affiliated service group (under Code section 414(m)), a controlled group of corporations (under Code section 414(b)), a group of trades or businesses under common control (under Code section 414(c)) or any other entity required to be aggregated with the Employer pursuant to Code section 414(o), service will be credited for any employment with such groups during the time the Employer is a member of the applicable group. Service will also be credited for any individual considered an Employee for purposes of this Plan under Code sections 414(n) or 414(o).

If the Employer maintains the plan of a predecessor employer, service with such employer will be treated as service for the Employer.

Service with respect to Qualified Military Service shall be credited in accordance with Code section 414(u) and service shall also be determined to the extent required by the Family and Medical Leave Act of 1993.

Notwithstanding the foregoing, for determining service under the Elapsed Time Method, an Hour of Service means each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer.

"Initial Period" means the period which commences when a Participant has an automatic contribution made pursuant to a Qualified Automatic Contribution Arrangement. The period may end on the last day of the first Plan Year that begins after the date of initial participation, or an earlier date determined at the Plan Administrator's discretion as long as the automatic enrollment amounts meet the minimum percentage requirements provided under Treas. Reg. section 1.401(k)-3(j)(2) for the applicable Plan Year.

"In-Plan Roth Rollover" means an Employee contribution made to the Plan as a rollover from another Account in the Plan pursuant to Section 4.06(c).

"In-Plan Roth Rollover Account" means so much of a Participant's Account as consists of a Participant's In-Plan Roth Rollover contributions (and corresponding earnings) made to the Plan.

"Investment Fiduciary" means the person(s) designated in the Adoption Agreement. The fiduciary shall be subject to standards of conduct as prescribed under ERISA.

"Investment Funds" means the funds in which the Trust is invested.

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ARTICLE 2 DEFINITIONS

"Investment Manager" means an investment manager as described in section 3(38) of ERISA.

"Key Employee" means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date is an officer of the Employer having an annual Statutory Compensation greater than
$130,000 (as adjusted under Code section 416(i)(1)), a More Than 5% Owner of the Employer, or a 1% owner of the Employer having Statutory Compensation of more than $150,000. The determination of who is a Key Employee will be made in accordance with Code section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

"Leased Employee" means any person (other than an Employee of the Employer) who, pursuant to an agreement between the Employer and any other person ("leasing organization"), has performed services for the Employer (or for the Employer and related persons determined in accordance with Code section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control by the Employer. Contributions or benefits provided to a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer. A person shall not be considered a Leased Employee if: (a) such person is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10% of compensation, as defined in Code section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code sections 125, 402(e)(3), 402(h), 403(b), 132(f) or 457; (2) immediate participation; and (3) full and immediate vesting; and (b) Leased Employees do not constitute more than 20% of the Employer's nonhighly compensated work force.

"Limitation Year" means the year specified in the Adoption Agreement for purposes of determining Annual Additions limits pursuant to Article 5. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different consecutive 12-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

"Matched Employee Contribution" means a Participant's Elective Deferrals, Catch-Up Contributions (unless excluded in the Adoption Agreement) and such other Employee contributions specified in the Adoption Agreement.

"Matching Contribution" means an Employer Matching Contribution made to the Plan on behalf of the Participant pursuant to Article 4 of the Plan.

"Matching Contribution Account" means so much of a Participant's Account as consists of Matching Contributions (and corresponding earnings) made to the Plan.

"More Than 5% Owner" means any person who (a) owns (either directly or by attribution, under Code section 318) more than 5% of the outstanding stock of the Employer or stock possessing more than 5% of the total combined voting power of all stock of the Employer or, (b) in the case of an unincorporated business, any person who owns more than 5% of the capital or profits interest in the Employer. For purposes of Section 7.05, a Participant is treated as a More Than 5% Owner if such Participant is a More Than 5% Owner at any time during the Plan Year ending with or within the calendar year in which such owner attains age
70-1/2 and shall continue to be considered a More Than 5% Owner (and distributions must continue under Section 7.05) even if the Participant ceases to be a 5% owner in a subsequent year.

"Non-Elective Contribution" means a contribution made by the Employer that is allocated to a Participant's Non-Elective Contribution Account pursuant to Article 4.

"Non-Elective Contribution Account" means so much of a Participant's Account as consists of Non-Elective Contributions (and corresponding earnings) made to the Plan.

"Non-Key Employee" means any Employee or former Employee who is not a Key Employee.

"Non-Resident Alien" means any Employee who received no earned income (within the meaning of Code section 911(d)(2)) which constitutes income from services performed within the United States (within the meaning of Code section 861(a)(3)).

"Nonhighly Compensated Employee" means an Employee who is not a Highly Compensated Employee.

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ARTICLE 2 DEFINITIONS

"Normal Retirement Age" shall have the meaning set forth in the Adoption Agreement.

"Normal Retirement Date" shall have the meaning set forth in the Adoption Agreement.

"One-Year Break in Service" means, unless otherwise provided in the Adoption Agreement, for purposes of determining eligibility service, an Eligibility Computation Period or, for purposes of determining a Year of Vesting Service, a Vesting Computation Period during which an Employee is credited with 500 or fewer Hours of Service.

"One-Year Period of Severance" means a Period of Severance of at least 12 consecutive months. In the case of an individual who is absent from work for maternity or paternity reasons, the consecutive 12-month period beginning on the first anniversary of the first date of such absence shall not constitute a One-Year Period of Severance. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the individual, (b) by reason of the birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

"Participant" means an Employee who participates in the Plan in accordance with Article 3. A Participant also includes any Employee (or former Employee) with an Account balance, including an Account balance that is a result of a rollover contribution or a transfer from an IRA or a qualified plan.

"Part-Time, Temporary and/or Seasonal Employee" means an Employee who is scheduled to work less than the number of Hours of Service specified in the Adoption Agreement in the relevant Eligibility Computation Period. To the extent that the Employee is actually credited with at least 1,000 Hours of Service in the relevant Eligibility Computation Period the Employee will enter the plan on the next Entry Date.

"Pension Contribution" means a contribution made by the Employer that is allocated to a Participant's Pension Contribution Account pursuant to Article 4.

"Pension Contribution Account" means so much of a Participant's Account as consists of Pension Contributions (and corresponding earnings) made to the Plan.

"Period of Severance" means a continuous period of time during which the Employee does not perform an Hour of Service for the Employer. Such period begins on the date the Employee retires, dies, quits or is discharged, or if earlier, the 12-month anniversary of the date on which the Employee was otherwise first absent from service.

"Permissive Aggregation Group" means the Required Aggregation Group of plans, plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code sections 401(a)(4) and 410.

"Plan Administrator" means the person(s) designated pursuant to the Adoption Agreement and Section 11.01. The Plan Administrator shall also be the named fiduciary within the meaning of ERISA section 402.

"Plan Compensation" means Statutory Compensation as adjusted to the extent specified in the Adoption Agreement.

Plan Compensation must be determined without regard to any rules under Code section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code section 3401(a)(2)). For any Self-Employed Individual covered under the Plan, Plan Compensation shall mean Earned Income.

For any Plan Year, the annual compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code section 401(a)(17)(B). Annual compensation means Plan Compensation during the Plan Year or such other consecutive 12-month period over which Plan Compensation is otherwise determined under the Plan (the determination period). The cost-of-living

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ARTICLE 2 DEFINITIONS

adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

If a determination period consists of fewer than 12 months, the annual compensation limit is an amount equal to the otherwise applicable annual compensation limit multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is 12.

"Plan Sponsor" means the entity described in the Adoption Agreement.

"Plan Year" means the consecutive 12-month period described in the Adoption Agreement. In the event the Plan incurs a short Plan Year of less than 12 consecutive months, the requirements of the Department of Labor Regulations in 2530.202 and 2530.203 and corresponding Treas. Reg. section 1.410(a) shall be satisfied.

"Post Severance Compensation" means amounts paid by the later of: (a) 2-1/2 months after an Employee's severance from employment with the Employer or (b) the end of the applicable Limitation Year/Plan Year that includes the date of severance from employment with the Employer; and those amounts would have been included in the definition of compensation if they were paid prior to the Participant's severance from employment with the Employer. However, the payment must be for (a) unused accrued bona fide sick, vacation, or other leave, but only if the Participant would have been able to use the leave if the Employee had continued in employment; or (b) received by a Participant pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid to the Participant at the same time if the Participant had continued in employment with the Employer and only to the extent that the payment is includible in the Participant's gross income.

"Post Year End Compensation" means amounts earned during a year but not paid during that year solely because of the timing of pay periods and pay dates if: (a) these amounts are paid during the first few weeks of the next year; (b) the amounts are included on a uniform and consistent basis with respect to all similarly situated Employees; and (c) no compensation is included in more than one year.

"Pre-tax Elective Deferral" means Elective Deferrals that are not includible in the Participant's gross income at the time deferred.

"Pre-tax Elective Deferral Account" means so much of a Participant's Account as consists of a Participant's Pre-tax Elective Deferrals (and corresponding earnings) made to the Plan.

"Present Value" means a benefit in a defined benefit plan of equivalent value and shall be based only on the interest and mortality rates specified in the Adoption Agreement.

"Qualified Automatic Contribution Arrangement" or "QACA" means a Plan that is a safe harbor plan exempt from most testing under Code section 401(k)(13) or Code section 401(m)(12).

"Qualified Domestic Relations Order" means any judgment, decree, or order (including approval of a property settlement agreement) that constitutes a "qualified domestic relations order" within the meaning of Code section 414(p).

"Qualified Joint and Survivor Annuity" means for a married Participant, an immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse that is not less than 50% and not more than 100% of the amount of the annuity and which is payable during the joint lives of the Participant and the spouse and is the amount of benefit that can be purchased with the Participant's vested Account balance subject to Section 7.10. The percentage of the survivor annuity under the Plan shall be at least 50% unless a different percentage is elected in the Adoption Agreement. For a single Participant, a Qualified Joint and Survivor Annuity means an immediate annuity for the life of the Participant and which is the amount of benefit which can be purchased with the Participant's vested Account balance subject to Section 7.10. The terms of such annuity contract shall comply with the provisions of this Plan and the annuity contract shall be nontransferable.

"Qualified Matching Contribution" means a Matching Contribution made by the Employer pursuant to Section 4.04.

"Qualified Military Service" means qualified military service as defined in Code section 414(u).

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ARTICLE 2 DEFINITIONS

"Qualified Non-Elective Contribution" means a Non-Elective Contribution made by the Employer pursuant to Section 4.04.

"Qualified Non-Elective Contribution Account" means so much of a Participant's Account as consists of Qualified Non-Elective Contributions (and corresponding earnings) made to the Plan.

"Qualified Optional Survivor Annuity" means an immediate annuity for the life of the Participant with a survivor annuity that is equal to the applicable percentage of the amount of the annuity that is payable during the joint lives of the Participant and the spouse, and that is the actuarial equivalent of a single life annuity for the life of the Participant. The survivor percentage of the Qualified Optional Survivor Annuity shall be determined in accordance with the following:

(a)If the Plan provides for a specific Qualified Joint and Survivor Annuity survivor annuity percentage and such percentage is less than 75%, then the Plan's Qualified Optional Survivor Annuity shall be 75%.

(b)If the Plan provides for a specific Qualified Joint and Survivor Annuity survivor annuity percentage and such percentage is greater than or equal to 75%, then the Plan's Qualified Optional Survivor Annuity shall be 50%.

(c)If the Plan does not provide for a specific Qualified Joint and Survivor Annuity survivor annuity percentage, then the Qualified Joint and Survivor Annuity survivor annuity percentage shall be 50% and the Qualified Optional Survivor Annuity survivor annuity percentage shall be 75%.

"Qualified Reservist Distributions" means the distributions described in Section 8.03(c).

"Qualifying Longevity Annuity Contract (QLAC)" means an annuity contract, purchased from an insurance company on or after July 2, 2014, for the benefit of a Participant under the plan, as defined in Treasury Regulation 1.401(a)(9)-6, Q&A 17.

"Required Aggregation Group" means (a) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the Plan Year containing the Determination Date or any of the four preceding Plan Years (regardless of whether the Plan has terminated), and (b) any other qualified plan of the Employer which enables a plan described in (a) to meet the requirements of Code sections 401(a)(4) or 410.

"Required Beginning Date" means April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70-1/2 or the calendar year in which the Participant retires, except that benefit distributions to a More Than 5% Owner must commence by April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2. The Adoption Agreement may provide that for a Participant other than a More Than 5% Owner: (a) the Required Beginning Date is April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2; or (b) the Participant may elect to begin receiving distributions at the date specified in the preceding sentence or the date specified in clause (a) of this sentence.

"Rollover Contribution" means an Employee contribution made to the Plan as a rollover from another eligible retirement plan or individual retirement account pursuant to Article 4 of the Plan.

"Rollover Contribution Account" means so much of a Participant's Account as consists of a Participant's Rollover Contributions (and corresponding earnings) made to the Plan.

"Roth Elective Deferral" means an Elective Deferral that is: (a) designated irrevocably by the Participant at the time of the cash or deferred election as a Roth Elective Deferral that is being made in lieu of all or a portion of the Pre-tax Elective Deferrals the Participant is otherwise eligible to make under the Plan; and (b) treated by the Employer as includible in the Participant's income at the time the Participant would have received that amount in cash if the Participant had not made a cash or deferred election. Except as otherwise provided, Roth Elective Deferrals shall be subject to the same conditions and limitations as apply to Elective Deferrals.

"Roth Elective Deferral Account" means so much of a Participant's Account as consists of a Participant's Roth Elective Deferrals (and corresponding earnings) made to the Plan. The Plan will maintain a record of the amount of Roth Elective Deferrals in each Participant's Roth Elective Deferral Account.

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ARTICLE 2 DEFINITIONS

"Safe Harbor Notice" means the notice described in Treas. Reg. sections 1.401(k)-3(d) and 1.401(m)-3(e), and any superseding guidance. The Safe Harbor Notice must provide comprehensive notice of the Employee's rights and obligations under the Plan and must be written in a manner calculated to be understood by the average Eligible Employee. The Safe Harbor Notice must be provided within a reasonable period before the beginning of the Plan Year (or, in the year an Employee becomes eligible, within a reasonable period before the Employee becomes eligible). A Safe Harbor Notice that is provided at least 30 days, but not more than 90 days is deemed to be provided in a reasonable period. If the Plan is a Qualified Automatic Contribution Arrangement, the Safe Harbor Notice must contain the additional requirements of and be provided within the timeframe required under Treas. Reg. section 1.401(k)-3(k)(4) and any superseding guidance.

"Section 414(s) Compensation" means Section 415 Compensation. Notwithstanding the preceding sentence, the Plan Administrator retains the discretion to define Section 414(s) Compensation in accordance with Code section 414(s) and Treas. Reg. section 1.414(s)-1. The Plan Administrator has the discretion to determine Section 414(s) Compensation regardless of election made in defining Statutory Compensation or Plan Compensation. Any exclusion of the following compensation items will qualify as a safe harbor definition of Section 414(s) Compensation: (i) reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, and welfare benefits; (ii) any portion of the compensation of some or all Highly Compensated Employees; (iii) all compensation in excess of a specified dollar amount. The period used to determine an Employee's compensation for a Plan Year must be either the Plan Year or the calendar year ending within the Plan Year. Whichever period is selected by the Plan Administrator must be applied uniformly to determine the compensation of every Eligible Employee under the Plan for that Plan Year. The Plan Administrator may, however, limit the period taken into account under either method to that portion of the Plan Year or calendar year in which the Employee was an Eligible Employee, provided that this limit is applied uniformly to all Eligible Employees under the Plan for the Plan Year. In the case of a Highly Compensated Employee whose Actual Deferral Ratio is determined under Treas. Reg. section 1.401(k)-2(a)(3)(ii), period of participation includes periods under another plan for which Elective Deferrals are aggregated under Treas. Reg. section 1.401(k)-2(a)(3)(ii). Section 414(s) Compensation shall be limited by any dollar limits described in Code section 401(a)(17). The Plan Administrator may include Post Severance Compensation or determine Section 414(s) Compensation using Post Year End Compensation.

"Section 415 Compensation" means a definition of Statutory Compensation that:

(a)Includes all of the following:

(1)The Employee's wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan, to the extent that the amounts are includible in gross income (or to the extent amounts would have been received and includible in gross income but for an election under Code section 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b)). These amounts include, but are not limited to, commissions paid to salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan as described in Treas. Reg. section 1.62-2(c).

(2)Amounts described in Code section 104(a)(3), 105(a), or 105(h), but only to the extent that these amounts are includible in the gross income of the Employee.

(3)Amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the Employee under Code section 217.

(4)The value of a nonstatutory option (which is an option other than a statutory option as defined in Treas. Reg. section 1.421-1(b)) granted to an Employee by the Employer, but only to the extent that the value of the option is includible in the gross income of the Employee for the taxable year in which granted.

(5)The amount includible in the gross income of an Employee upon making the election described in Code section 83(b).

(6)Amounts that are includible in the gross income of an Employee under the rules of Code section 409A or 457(f)(1)(A) or because the amounts are constructively received by the Employee.

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ARTICLE 2 DEFINITIONS

(b)Excludes all of the following:

(1)Contributions (other than elective contributions described in Code section 402(e)(3), 408(k)(6), 408(p)(2)(A)(i), or 457(b)) made by the Employer to a plan of deferred compensation (including a simplified employee pension plan described in Code section 408(k) or a simple retirement account described in Code section 408(p), and whether or not qualified) to the extent that the contributions are not includible in the gross income of the Employee for the taxable year in which contributed. In addition, any distributions from a plan of deferred compensation (whether or not qualified) are not considered as compensation for Code section 415 purposes, regardless of whether such amounts are includible in the gross income of the Employee when distributed.

(2)Amounts realized from the exercise of a nonstatutory option (which is an option other than a statutory option as defined in Treas. Reg. section 1.421-1(b)), or when restricted stock or other property held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture (see Code section 83 and regulations promulgated thereunder).

(3)Amounts realized from the sale, exchange, or other disposition of stock acquired under a statutory stock option (as defined in Treas. Reg. section 1.421-1(b)).

(4)Other amounts that receive special tax benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee and are not salary reduction amounts that are described in Code section 125).

(5)Other items of remuneration that are similar to any of the items listed in paragraphs (b)(1) through (b)(4)
of this Section.

"Section 415 Safe Harbor Option" means Section 415 Compensation which excludes all of the following:

(a)Amounts described in Code section 104(a)(3), 105(a), or 105(h), but only to the extent that these amounts are includible in the gross income of the Employee.

(b)Amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the Employee under Code section 217.

(c)The value of a nonstatutory option (which is an option other than a statutory option as defined in Treas. Reg. section 1.421-1(b)) granted to an Employee by the Employer, but only to the extent that the value of the option is includible in the gross income of the Employee for the taxable year in which granted.

(d)The amount includible in the gross income of an Employee upon making the election described in Code section
83(b).

(e)Amounts that are includible in the gross income of an Employee under the rules of Code section 409A or 457(f)(1)(A) or because the amounts are constructively received by the Employee.

"Self-Employed Individual" means any individual who has Earned Income for the taxable year from the trade or business for which the Plan is established, including an individual who would have Earned Income but for the fact that the trade or business had no net profits for the taxable year. An individual shall not be a Self-Employed Individual unless he or she is also an owner of the Employer.

"Short Plan Year" means any Plan Year that is not a full 12-month period due to either a plan amendment, or a plan effective date for a new plan that is fewer than 12 months before the plan year end. Unless otherwise selected in the Adoption Agreement, the following provisions shall apply:

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ARTICLE 2 DEFINITIONS

(a)If the Short Plan Year is the Plan's initial Plan Year, for eligibility and vesting (if service prior to the adoption of the Plan is counted) where the Computation Period is based on the Plan Year, the applicable Computation Period will be the normal Plan Year, regardless of the initial Short Plan Year. However, for vesting purposes only, if the Plan Sponsor elects to exclude service prior to the adoption of the Plan, the Computation Period shall begin on the first day of the Short Plan Year and end on the date that is 12 months following the first day of the Short Plan Year.

(b)If the Plan is amended to create the Short Plan Year, and eligibility and vesting service are based on the Plan Year, the applicable Computation Period shall begin on the first day of the Short Plan Year and end on the date that is 12 months following the first day of the Short Plan Year. This will apply only for an Employee who has at least one (1) hour of service during the Short Plan Year.

(c)The compensation limit for a Short Plan Year is an amount equal to the otherwise applicable annual compensation limit multiplied by a fraction, the numerator of which is the number of months in the Short Plan Year, and the denominator of which is 12.

(d)Where an Employer contribution is allocated for a Short Plan Year, an allocation condition set forth in the Adoption Agreement that requires a set number of hours of service will not be prorated as a result of the Short Plan Year.

(e)If the Plan uses the permitted disparity method to allocate Employer contributions for the Short Plan Year, the integration level will be prorated accordingly based on the number of months in the Short Plan Year.

In all other respects, the Plan shall be operated for a Short Plan Year in the same manner as for a normal 12-month Plan
Year.

"Statutory Compensation" shall have the meaning set forth in the Adoption Agreement and described below.

Statutory Compensation must be determined without regard to any rules under Code section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code section 3401(a)(2)). For any Self-Employed Individual, Statutory Compensation shall mean Earned Income.

Statutory Compensation shall include the following:

(a)Any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Participant under Code sections 125, 402(e)(3), 402(h), 403(b), 132(f) or 457;

(b)Differential military pay (as defined in Code section 3401(h)(2)), to the extent applicable;

(c)Final Paycheck Pay;

(d)Compensation paid to a Participant who is permanently and totally disabled, to the extent applicable; and

(e)Back pay, as defined in Treas. Reg. section 1.415(c)-2(g)(8), will be treated as Statutory Compensation for the Limitation Year to which the back pay relates to the extent the back pay represents wages and compensation that would otherwise be included under this definition.

The exclusions from Statutory Compensation for payments after severance from employment do not apply to payments to a Participant who does not currently perform services for the Employer by reason of Qualified Military Service to the extent those payments do not exceed the amounts the Participant would have received if the individual had continued to perform services for the Employer rather than entering Qualified Military Service.

Notwithstanding any other provision hereof to the contrary, the annual Statutory Compensation of each Employee taken into account under the Plan for any Plan Year shall not exceed $200,000, (as adjusted under Code section 401(a)(17) for such year).

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Empower Retirement, LLC

ARTICLE 2 DEFINITIONS

If a Plan Year consists of fewer than 12 months, the applicable limitation under Code section 401(a)(17) will be multiplied by a fraction, the numerator of which is the number of months in such year, and the denominator of which is 12.

"Straight Life Annuity" means an annuity payable in equal installments for the life of the Participant that terminates upon the Participant's death.

"Termination" and "Termination of Employment" means any absence from service that ends the employment of the Employee with the Employer.

"Top-Heavy" means a Plan that for any Plan Year meets the definition in Section 10.01.

"Top-Heavy Ratio" means:

(a)If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances of all Key Employees as of the Determination Date(s), including any part of any Account balance distributed in the one-year period ending on the Determination Date(s) (5-year period ending on the Determination Date in the case of a distribution made for a reason other than severance from employment, death or Disability), and the denominator of which is the sum of all Account balances including any part of any Account balance distributed in the 1-year period ending on the Determination Date(s) (5-year period ending on the Determination Date in the case of a distribution made for a reason other than severance from employment, death or Disability), both computed in accordance with Code section 416 and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code section 416 and the regulations thereunder.

(b)If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation group, as appropriate, is a fraction, the numerator of which is the sum of Account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (a) above, and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the Account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (a) above, and the Present Value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Code section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the one-year period ending on the Determination Date (5-year period ending on the Determination Date in the case of a distribution made for a reason other than severance from employment, death, or Disability).

(c)For purposes of (a) and (b) above the value of Account balances and the Present Value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code section 416 and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The Account balances and accrued benefits of a Participant (1) who is a Non-Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the one-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, in-service withdrawals, rollovers, and transfers are taken into account will be made in accordance with Code section 416 and the regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

The accrued benefit of a Non-Key Employee shall be determined under: (x) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer; or (y) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code section 411(b)(1)(C).

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ARTICLE 2 DEFINITIONS

"Transfer Account" means so much of a Participant's Account as consists of amounts transferred from another eligible retirement plan (and corresponding earnings) pursuant to Article 4 in a transaction that was not an eligible rollover distribution within the meaning of Code section 402.

"Trust" means the funding vehicle of the Plan to which the terms of a separate trust agreement shall apply. In the event of any conflict between the terms of this Plan and any conflicting provision contained in any associated trust, custodial account document, or any document that is incorporated by reference, the terms of this Plan will govern.

"Trustee" means the person or persons designated by the Plan Sponsor in a separate trust agreement to serve as the Trustee to the extent the assets of the Plan are not held solely by an insurance company.

"Union Employee" means any Employee who is included in a unit of Employees covered by a collective bargaining agreement, if retirement benefits were the subject of good faith bargaining, and if the collective bargaining agreement does not provide for participation in this Plan.

"Valuation Date" has the meaning specified in the Adoption Agreement. Notwithstanding anything in the Adoption Agreement to the contrary and in the event that there is to be a distribution, transfer of assets or division of assets from the Plan, the Plan Administrator may in its sole discretion declare a special Valuation Date for that portion of the Plan that is not daily-valued to protect the interests of Participants in the Plan or the Participant receiving the distribution.

"Vesting Computation Period" means, for purposes of determining Years of Vesting Service, the period described in the Adoption Agreement.

"Voluntary Contribution" means an Employee contribution made to the Plan on an after-tax basis. The term Voluntary Contribution shall not include Roth Elective Deferrals.

"Voluntary Contribution Account" means so much of a Participant's Account as consists of a Participant's Voluntary Contributions (and corresponding earnings) made to the Plan.

"W-2 Compensation" means wages, within the meaning of Code section 3401(a), and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code sections 6041(d), 6051(a)(3), and 6052. W-2 Compensation shall be determined without regard to any rules under Code section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code section 3401(a)(2)).

"Withholding Compensation" means wages within the meaning of Code section 3401(a) for the purposes of income tax withholding at the source, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code section 3401(a)(2)).

"Year of Eligibility Service" means, with respect to any Employee, an Eligibility Computation Period during which he completes at least the service specified in the Adoption Agreement. If the Plan uses the Elapsed Time Method: (a) "Year of Eligibility Service" means a 12-month period of time beginning on an Employee's Employment Commencement Date and ending on the date on which eligibility service is being determined; (b) in order to determine the number of whole Years of Eligibility Service under the Elapsed Time Method, nonsuccessive periods of service and less than whole year periods of service shall be aggregated on the basis that 12 months of service (30 days are deemed to be a month in the case of the aggregation of fractional months) or 365 days of service are equal to a whole year of service; (c) an Employee will also receive credit for any Period of Severance of less than 12 consecutive months; and (d) if less than one Year of Eligibility Service is required in Article 3, such service shall be determined by substituting such period for "12-month" and "Year" where they appear in this paragraph.

All eligibility service with the Employer is taken into account except that if permitted in the Adoption Agreement, the following service shall be disregarded in determining Years of Eligibility Service:

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Empower Retirement, LLC

ARTICLE 2 DEFINITIONS

(a)One-Year Holdout. If an Employee has a One-Year Break in Service (One-Year Period of Severance to the extent the Plan uses the Elapsed Time Method), Years of Eligibility Service before such period will not be taken into account until the Employee has completed a Year of Eligibility Service after returning to employment with the Employer.

Where a Plan's service requirement is two years of service, if an Employee experiences a one-year break in service prior to satisfying the two years of service eligibility requirement, any service prior to the break in service will not be taken into account.

(b)Rule of Parity. If an Employee does not have any nonforfeitable right to the Account balance derived from Employer contributions, Years of Eligibility Service before a period of five (5) consecutive One-Year Breaks in Service (One-Year Periods of Severance to the extent the Plan uses the Elapsed Time Method) will not be taken into account in computing eligibility service. Elective Deferrals are taken into account for purposes of determining whether a Participant is a nonvested Participant for purposes of Code section 411(a)(6)(D)(iii).

If a Participant's Years of Eligibility Service are disregarded pursuant to the foregoing, such Participant will be treated as a new Employee for eligibility purposes. If a Participant's Years of Eligibility Service may not be disregarded pursuant to the foregoing, such Participant shall participate in the Plan pursuant to the terms of Article 3.

To the extent provided in the Adoption Agreement, eligibility service may also include service with employers other than the Employer.

"Year of Vesting Service" means a Vesting Computation Period during which the Employee completes at least the number of hours specified in the Adoption Agreement. If the Plan uses the Elapsed Time Method: (a) "Year of Vesting Service" means a
12-month period of time beginning on an Employee's Employment Commencement Date and ending on the date on which vesting service is being determined; (b) in order to determine the number of whole Years of Vesting Service under the Elapsed Time Method, nonsuccessive periods of service and less than whole year periods of service shall be aggregated on the basis that 12 months of service (30 days are deemed to be a month in the case of the aggregation of fractional months) or 365 days of service are equal to a whole year of service; and (c) an Employee will also receive credit for any Period of Severance of less than 12 consecutive months.

All Years of Vesting Service with the Employer are taken into account except that for an Employee who has five consecutive One-Year Breaks in Service (One-Year Periods of Severance to the extent the Plan uses the Elapsed Time Method) all periods of service after such breaks in service/periods of severance shall be disregarded for the purpose of vesting the Employee's
Employer-derived Account balance that accrued before such breaks in service/periods of severance, but except as otherwise expressly provided, both the service before and after such breaks in service/periods of severance shall count for purposes of vesting the Employee's Employer-derived Account balance that accrues after such breaks in service/periods of severance pursuant to Article 6.

In addition, if permitted in the Adoption Agreement, the following service shall be disregarded in determining Years of Vesting Service:

(a)One-Year Holdout. If an Employee has a One-Year Break in Service (One-Year Period of Severance to the extent the Plan uses the Elapsed Time Method), Years of Vesting Service before such period will not be taken into account until the Employee has completed a Year of Vesting Service after returning to employment with the Employer.

(b)Rule of Parity. If an Employee does not have any nonforfeitable right to the Account balance derived from Employer contributions, Years of Vesting Service before a period of five (5) consecutive One-Year Breaks in Service (One-Year Periods of Severance to the extent the Plan uses the Elapsed Time Method) will not be taken into account in computing vesting service. Elective Deferrals are taken into account for purposes of determining whether a Participant is a nonvested Participant for purposes of Code section 411(a)(6)(D)(iii).

(c)Years of Vesting Service before age 18 or Years of Vesting Service before the Employer maintained this Plan or a predecessor plan will not be taken into account in computing vesting service to the extent provided in the Adoption Agreement.

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Empower Retirement, LLC

ARTICLE 2 DEFINITIONS

To the extent provided in the Adoption Agreement, vesting service may also include service with employers other than the Employer.

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Empower Retirement, LLC

ARTICLE 3 PARTICIPATION

ARTICLE 3 PARTICIPATION

Section 3.01    ELECTIVE DEFERRALS AND VOLUNTARY CONTRIBUTIONS

Each Eligible Employee shall become a Participant eligible to make Elective Deferrals and Voluntary Contributions on the date specified in the Adoption Agreement provided that he is an Eligible Employee on such date. Notwithstanding the foregoing, a Participant shall be eligible to make Elective Deferrals or Voluntary Contributions only to the extent such contributions are permitted in the Adoption Agreement.

Section 3.02    MATCHING CONTRIBUTIONS

Each Eligible Employee shall become a Participant eligible to receive Matching Contributions on the date specified in the Adoption Agreement provided that he is an Eligible Employee on such date. Notwithstanding the foregoing, a Participant shall be eligible to receive Matching Contributions only to the extent such contributions are permitted in the Adoption Agreement.

Each Eligible Employee shall become a Participant eligible to receive safe harbor contributions on the date specified in the Adoption Agreement provided that he is an Eligible Employee on such date. Notwithstanding the foregoing, a Participant shall be eligible to receive safe harbor contributions only to the extent such contributions are permitted in the Adoption Agreement.

Section 3.03    EMPLOYER CONTRIBUTIONS

(a)Non-Elective Contributions. Each Eligible Employee shall become a Participant eligible to receive Non-Elective Contributions on the date specified in the Adoption Agreement provided that he is an Eligible Employee on such date. Notwithstanding the foregoing, a Participant shall be eligible to receive Non-Elective Contributions only to the extent such contributions are permitted in the Adoption Agreement.

(b)Pension Contributions. Each Eligible Employee shall become a Participant eligible to receive Pension Contributions on the date specified in the Adoption Agreement provided that he is an Eligible Employee on such date. Notwithstanding the foregoing, a Participant shall be eligible to receive Pension Contributions only to the extent such contributions are permitted in the Adoption Agreement.

Section 3.04    TRANSFERS

If a change in job classification or a transfer results in an individual no longer qualifying as an Eligible Employee, such Employee shall cease to be a Participant for purposes of Article 4 (or shall not become eligible to become a Participant) as of the effective date of such change of job classification or transfer. Should such Employee again qualify as an Eligible Employee or if an Employee who was not previously an Eligible Employee becomes an Eligible Employee, he shall become a Participant with respect to the contributions for which the eligibility requirements have been satisfied as of the later of the effective date of such subsequent change of status or the date the Employee meets the eligibility requirements of this Article 3.

Section 3.05    TERMINATION AND REHIRES

If an Employee has a Termination of Employment, such Employee shall cease to be a Participant for purposes of Article 4 (or shall not become eligible to become a Participant; except as provided in Article 4) as of his Termination of Employment. An individual who has satisfied the applicable eligibility requirements set forth in Article 3, including passing an entry date, before his Termination date, and who is subsequently reemployed by the Employer as an Eligible Employee, shall resume or become a Participant immediately upon his rehire date with respect to the contributions for which the eligibility requirements of this Article 3 have been satisfied. An individual who has not so qualified for participation on his Termination date, and who is subsequently reemployed by the Employer as an Eligible Employee, shall be eligible to participate as of the later of the effective date of such reemployment or the date the individual meets the eligibility requirements of this Article 3. The determination of whether a rehired Eligible Employee satisfies the requirements of Article 3 shall be made after the application of any applicable break in service rules.

Section 3.06    LIMITATIONS ON EXCLUSIONS

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(a)Exclusions. Any Employee exclusion entered in the Adoption Agreement shall not be valid to the extent that such exclusion results in only Nonhighly Compensated Employees participating with the lowest amount of Plan Compensation or lowest amount of service so that the Plan still meets the coverage requirements of Code section 410(b).

(b)Coverage. The Plan must provide that an Eligible Employee who has attained age 21 and who has completed one Year of Eligibility Service (two Years of Eligibility Service may be used for contributions other than Elective Deferrals if the Plan provides a nonforfeitable right to 100% of the Participant's applicable Account balance after not more than 2 Years of Eligibility Service) shall commence participation in the Plan no later than the earlier of: (1) the first day of the first Plan Year beginning after the date on which such Eligible Employee satisfied such requirements; or (2) the date that is 6 months after the date on which he satisfied such requirements. A maximum age of 26 may be used instead where the plan is maintained exclusively for employees of an educational institution (as defined in Code section 170(b)(1)(A)(ii)) by an Employer which is exempt from tax under Code section 501(a) which provides that each Participant having at least 1 year of service has a right to 100 percent of his accrued benefit under the Plan which is nonforfeitable (within the meaning of Code section 411) at the time such benefit accrues.

(c)A Participant shall be treated as benefiting under the Plan for any Plan Year during which the Participant received or is deemed to receive an allocation in accordance with Treas. Reg. section 1.410(b)-3(a). Notwithstanding any provision of the Plan to the contrary, no Participant shall earn an allocation hereunder except as provided under the terms of the Plan as in effect on the last day of the Plan Year after giving effect to all retroactive amendments that may be permitted under applicable Internal Revenue Service procedures and other applicable law; including, without limitation, any amendment permitted under Treas. Reg. section 1.401(a)(4)-11.

(d)Modifications. The completion of a 'fill-in' blank in the Adoption Agreement shall not be considered to be a modification to the Pre-Approved Plan document unless the language used to complete the 'fill-in' blank is contrary to the notes and guidelines that accompany the option. If a completed 'fill-in' blank violates/is contrary to the notes and guidelines that accompany the option, the language is a modification to the Pre-Approved Plan document.

Section 3.07    PROCEDURES FOR ADMISSION

The Plan Administrator shall prescribe such forms and may require such data from Participants as are reasonably required to enroll a Participant in the Plan or to effectuate any Participant elections made pursuant to this Article 3.

Section 3.08    PARTICIPANTS RECEIVING DIFFERENTIAL MILITARY PAY

To the extent selected in the Adoption Agreement and pursuant to Code section 414(u)(12), IRS Notice 2010-15 and any superseding guidance, a Participant receiving differential wage payments (as defined in Code section 3401(h)(2)) shall be treated as an Employee of the Employer making the payment and the differential wage payments may be treated as Plan Compensation under the Plan to the extent selected in the Adoption Agreement.

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Section 4.01    ELECTIVE DEFERRALS AND VOLUNTARY CONTRIBUTIONS

(a)Elections. Each Participant may execute elections pursuant to this Section 4.01 in the form and manner prescribed by the Plan Administrator. The Plan Administrator shall provide each Participant with the forms necessary to elect the amount of Elective Deferrals and Voluntary Contributions. Such election shall provide that a Participant may elect to reduce his Plan Compensation by amounts specified in the Adoption Agreement. Notwithstanding the foregoing, a Participant shall be eligible to make Elective Deferrals or Voluntary Contributions only to the extent such contributions are permitted in the Adoption Agreement. The Plan Administrator may adopt a policy for the expiration of such elections.

(b)Modifications. As of the date a Participant first meets the eligibility requirements of Section 3.01, he may elect to contribute to the Plan. Subsequent to that date, a Participant may elect to start, increase, reduce or totally suspend his elections pursuant to this Section 4.01, effective as of the dates specified in the Adoption Agreement. If the Adoption Agreement specifies that the Plan is a safe harbor 401(k) plan, a Participant may modify his election during the 30-day period following receipt of the Safe Harbor Notice. However, if the Plan is a Qualified Automatic Contribution Arrangement, a Participant may modify his election during the timeframe outlined in section 4.01(g)(2) below.

(c)Procedures. A Participant shall make an election described in Subsection (b) in such form and manner as may be prescribed by procedures established by the Plan Administrator. Such procedures may include, but not be limited to: specifying that elections be made at such time in advance as the Plan Administrator may require, allowing on a nondiscriminatory basis a Participant to make a separate election as to any bonuses or other special pay, or requiring elections be made in a dollar amount or percentage of pay. A Participant's election regarding Elective Deferrals may be made only with respect to an amount which the Participant could otherwise elect to receive in cash and which is not currently available to the Participant. The Plan Administrator may allow Participants, on a nondiscriminatory basis, to defer on Plan Compensation actually received after Termination of Employment.

(d)Reduction in Elections. The Plan Administrator may reduce or totally suspend a Participant's election if the Plan Administrator determines that such election may cause the Plan to fail to satisfy any of the requirements of Article 5.

(e)Catch-up Contributions. Unless otherwise elected in the Adoption Agreement, all Participants who are eligible to make Elective Deferrals under this Plan shall be eligible to make Catch-up Contributions pursuant to Section 5.01(d).

(f)Roth Elective Deferrals. To the extent provided in the Adoption Agreement, Participants shall be eligible to irrevocably designate some or all of their Elective Deferrals as either Pre-tax Elective Deferrals or Roth Elective Deferrals. However, the Plan Administrator may, on a nondiscriminatory basis, require a Participant to elect all of their Elective Deferrals as either Pre-tax Elective Deferrals or Roth Elective Deferrals. All elections shall be subject to the same election procedures, limits on modifications and other terms and conditions on elections as specified in the Plan. If Roth Elective Deferrals are not permitted, all Elective Deferrals shall be designated as Pre-tax Elective Deferrals.

(g)Automatic Enrollment. To the extent provided in the Adoption Agreement, upon the initial satisfaction of the eligibility requirements of Article 3 with respect to Elective Deferrals (and at the effective date of the addition of an automatic enrollment feature for current Participants or expiration of an Elective Deferral election), an Eligible Employee described in the Adoption Agreement shall be deemed to have made an Elective Deferral election in the amount provided in the Adoption Agreement provided that:

(1)In a reasonable period of time before the deemed election takes place the Eligible Employee shall receive a notice that explains the automatic Elective Deferral election, his or her Plan Compensation reduction percentage and the individual's right to elect to have no such Elective Deferrals made to the Plan or to alter the amount of those contributions, including the procedure for exercising that right and the timing for implementation of any such election. The Eligible Employee must have a reasonable opportunity to file an election to receive cash in lieu of Elective Deferrals before such deemed election is made. If the Adoption Agreement indicates the Plan intends to be an eligible automatic contribution arrangement (EACA), the notice must meet the additional requirements below:

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(A)The notice must be provided within a reasonable period before the beginning of each Plan Year or, in the Plan Year the Employee is first eligible to make a cash or deferred election (or first becomes covered under the automatic contribution arrangement as a result of a change in employment status), within a reasonable period before the Employee becomes a covered Employee. A notice satisfies the timing requirements of this paragraph only if it is provided sufficiently early so that the Employee has a reasonable period of time after receipt of the notice in order to make the election described under Treas. Reg. section 1.414(w)-1(e)(2).

(B)The notice must describe how contributions made under the arrangement will be invested in the absence of any investment election.

(C)The notice must describe the right to make a permissible withdrawal (as described in Section 4.01(g)(5)(B)), if applicable, and the procedures to elect such a withdrawal.

(2)If the default election is pursuant to a Qualified Automatic Contribution Arrangement, the default election must be effective no later than the earlier of (i) the pay date for the second payroll period that begins after the date the notice is provided, or (ii) the first pay date that occurs at least 30 days after the notice is provided. Notwithstanding any delay in when the first default contribution is made, Qualified Non-Elective Contributions that are based on a full year's contributions and any rate of Matching Contributions that varies based on Plan Compensation must be based on Plan Compensation earned since the Participant was first eligible under the Plan.

(3)Unless otherwise selected in the Adoption Agreement, if the Plan provides for Roth Elective Deferrals, all Elective Deferrals made under Subsection (g) shall be designated as Pre-tax Elective Deferrals.

(4)Administrator Discretion. The Plan Administrator may, on a uniform and nondiscriminatory basis, provide that a new Initial Period shall begin for an Employee who either (1) is terminated for a full Plan Year and is rehired in a subsequent Plan Year or (2) has not had automatic Elective Deferrals made on their behalf for a full Plan Year. The Plan Administrator may also, on a uniform and nondiscriminatory basis, provide that an affirmative election expires and that the Employee must make a new affirmative election or he or she will be subject to automatic deferrals and any related increases.

(5)Elections to End or Reduce Automatic Enrollment

(A)If the Adoption Agreement indicates the Plan is not an Eligible Automatic Contribution Arrangement (EACA) and the Plan Administrator elects to allow withdrawals, the Eligible Employee may file an election to receive cash in lieu of Elective Deferrals at the time such deemed election is made or within the 60-day period thereafter. Upon an election to receive cash in lieu of Elective Deferrals, the Participant shall not receive a refund of any Elective Deferral made. The Eligible Employee may make a subsequent affirmative election to make Elective Deferrals at a later date that is effective as provided in Section 4.01(b).

(B)Eligible Automatic Contribution Arrangement (EACA). To the extent the Adoption Agreement indicates the Plan intends to be an eligible automatic contribution arrangement (EACA), if the Adoption Agreement allows for permissible withdrawals, an Employee for whom Elective Deferrals have been automatically made may elect to withdraw all of the contributions made on his or her behalf including earnings thereon to the date of the withdrawal. This withdrawal right is available only if the withdrawal election is made within the earlier of 90 or the number of days specified in the Adoption Agreement after the date of the first contribution under an EACA. Any Matching Contribution made with respect to the amount withdrawn (adjusted for allocable gains and losses) shall be forfeited. A withdrawal request will be treated as an affirmative election to stop having Elective Deferrals made unless the Employee affirmatively elects otherwise.

(i)Election Period. The Plan Administrator may, on a uniform and nondiscriminatory basis, require an election period shorter than 90 days, provided that such election period be at least 30 days.

(ii)Treatment of Refunds. Elective Deferrals refunded pursuant to this Subsection and any related Matching Contributions forfeited, shall not be taken into account in determining an Employee's Actual Deferral Ratio and Actual Contribution Ratio under the Actual Deferral Percentage (ADP) and ACP tests, and shall be disregarded in determining

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limitations under Code section 402(g). Any amounts refunded under this Paragraph are not eligible rollover contributions. No spousal consent is required for a refund under this Section.

(iii)The provisions of this Section are separately applied to each portion of the Plan after the application of the mandatory disaggregation rules of Code section 410(b).

(iv)New Hire Treatment. The Plan Administrator may, on a uniform and nondiscriminatory basis, treat an Employee as a new hire if an Employee either (1) is terminated for a full Plan Year and is rehired in a subsequent Plan Year or (2) has not had automatic Elective Deferrals made on their behalf for a full Plan Year.

(v)Fees. The amount distributed may be reduced by fees pursuant to Treas. Reg. section
1.414(w)-1(c)(3)(ii).

(vi)Refund Deadline. The extended testing deadline of Code section 4979 shall apply only if all Employees eligible to make Elective Deferrals are covered under the EACA for the entire Plan Year (or the portion of the Plan Year the Employees are Eligible Employees).

(vii)The provisions of this Subsection are subject to any requirements under Code section 414(w), Code section 4979, the final Treasury Regulations issued February 24, 2009 and any corresponding guidance or regulations issued thereunder.

(h)Contribution and Allocation of Elective Deferrals and Voluntary Contributions. The Employer shall contribute to the Plan with respect to each pay period an amount equal to the Elective Deferrals and Voluntary Contributions of Participants for such pay period, as determined pursuant to the elections in force pursuant to this Section. There shall be directly and promptly allocated to the Elective Deferral Account and Voluntary Contribution Account of each Participant the Elective Deferrals and Voluntary Contributions, respectively, contributed by the Employer to the Plan by reason of any election in force with respect to that Participant.

Section 4.02    MATCHING CONTRIBUTIONS

(a)Amount of Matching Contributions. Subject to the limitations described in Article 5, the Employer shall contribute to the Plan an amount specified in the Adoption Agreement on behalf of each Participant who made a Matched Employee Contribution and who has completed any service requirements specified in the Adoption Agreement. Notwithstanding the foregoing, a Participant shall be eligible to receive an allocation of Matching Contributions only to the extent such contributions are permitted in the Adoption Agreement.

(1)Fixed Match. If selected in the Adoption Agreement, the Employer will make a Fixed Matching Contribution to the Plan pursuant to the formula(s) chosen.

(2)Discretionary Match. If selected in the Adoption Agreement, the Employer may elect to make a Discretionary Matching Contribution. The Employer has discretion over the amount, formula, and timing of any contribution made unless otherwise indicated in the Adoption Agreement.

(b)Contribution and Allocation of Matching Contributions. Matching Contributions shall be made to the Plan and promptly allocated to the Matching Contribution Accounts of Participants who meet the requirements of Subsection (a) and in the amount determined pursuant to Subsection (a) as soon as administratively feasible after the end of the periods described in the Adoption Agreement.

(1)If the Employer funds Matching Contributions more frequently than the determination period indicated in the Adoption Agreement, a true-up contribution will be made to any Participant who did not receive a Matching Contribution based on Matched Employee Contributions or Plan Compensation for the entire determination period indicated in the Adoption Agreement.

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(2)If the Adoption Agreement specifies that the Catch-up Contributions specified in Section 5.01 shall not be matched, any Matching Contributions made on an Elective Deferral and, if applicable, a Voluntary Contribution that are subsequently classified as a Catch-up Contribution shall be forfeited to the extent allocated.

(3)If the Adoption Agreement provides that the Plan is intended to be a safe harbor 401(k) plan and safe harbor match is made separately with respect to each payroll period (or with respect to all payroll periods ending with or within each month or quarter of a Plan Year), such safe harbor match must be contributed to the Plan by the last day of the immediately following Plan Year quarter.

(c)Participant. For purposes of this Section, "Participant" shall mean an Eligible Employee who has met the eligibility requirements of Article 3 with respect to Matching Contributions.

(d)Coverage Failures. If the application of the rules described above causes the Plan to fail to meet the minimum coverage requirements of Code section 410(b) as of the last day of the Plan Year (the Plan does not benefit a percentage of Nonhighly Compensated Employees that is at least 70% of the percentage of Highly Compensated Employees who benefit under the Plan) for any Plan Year with respect to Matching Contributions because the Employer's Matching Contributions have not been allocated to a sufficient number or percentage of Participants for such year, then the list of Participants eligible to share in such contributions for such year shall be expanded to include the Participants described in the Adoption Agreement.

(1)If the Adoption Agreement specifies that all non-excludable Participants shall be entitled to share in such contributions for such year, then the following additional Participants shall be eligible to share in such contributions:

(A)Any Participant who remains in the Employer's employ on the last day of such Plan Year; and

(B)Any Participant who completes at least 501 Hours of Service during such Plan Year (whether or not he remains in the Employer's employ on the last day of such Plan Year).

(2)If the Adoption Agreement specifies that just enough Participants shall be entitled to share in such contributions for such year, then the following additional Participants shall be eligible to share in such contributions:

(A)The list of Participants eligible to share in the Employer's Matching Contributions for such Plan Year shall be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the minimum coverage requirements under Code section 410(b). The specific Participants who shall become eligible to share in the Employer's Matching Contribution for such Plan Year pursuant to this Paragraph (A) shall be those Participants who remain in the Employer's employ on the last day of such Plan Year and who have completed the greatest amount of service during the Plan Year.

(B)If, after the application of Paragraph (A) above, the minimum coverage requirements of Code section 410(b) are still not satisfied, then the list of Participants eligible to share in the Employer's Matching Contribution for such Plan Year shall be further expanded to include the minimum number of Participants who do not remain in the Employer's employ on the last day of the Plan Year as are necessary to satisfy such requirements. The specific Participants who shall become eligible to share in the Employer's contribution for such Plan Year pursuant to this Paragraph (B) shall be those Participants who had completed the greatest amount of service during the Plan Year before terminating their employment with the Employer.

Notwithstanding the foregoing, the Plan Administrator always retains the option to meet the minimum coverage requirements of Code section 410(b) by using the average benefits test of Code section 410(b)(2).

Section 4.03    EMPLOYER CONTRIBUTIONS

(a)Amount.

(1)Non-Elective Contributions. Subject to the limitations described in Article 5, the Employer shall, to the extent specified in the Adoption Agreement, make Non-Elective Contributions to the Plan on behalf of each Participant who has completed any service requirements specified in the Adoption Agreement. Notwithstanding the foregoing, a Participant shall be

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eligible to receive an allocation of Non-Elective Contributions only to the extent such contributions are permitted in the Adoption Agreement.

(2)Pension Contributions. Subject to the limitations described in Article 5, the Employer shall make Pension Contributions to the Plan on behalf of each Participant who has completed any service requirements specified in the Adoption Agreement (to the extent not funded by forfeitures). Notwithstanding the foregoing, a Participant shall be eligible to receive an allocation of Pension Contributions only to the extent such contributions are permitted in the Adoption Agreement.

(b)Allocation of Employer Contributions.

(1)Allocation of Non-Elective Contributions. Non-Elective Contributions shall be allocated to the Non-Elective Contribution Accounts of each Participant eligible to share in such allocations pursuant to Subsection (a)(1) in the manner described in the Adoption Agreement. If the Adoption Agreement provides that the Plan uses an Age Weighted or New Comparability allocation formula, the minimum allocation gateway requirement must be satisfied. The minimum allocation gateway requires each eligible Nonhighly Compensated Employee to have an allocation rate that is not less than the lesser of 5%, or one-third of the allocation rate of the Highly Compensated Employee with the highest allocation rate. An allocation rate is the amount of contributions allocated to a Participant for a year, expressed as a percentage of Statutory Compensation for the 5% test or Section 414(s) Compensation for the 1/3 test.

(2)Allocation of Pension Contributions. Pension Contributions shall be allocated to the Pension Contribution Accounts of each Participant eligible to share in such allocations pursuant to Subsection (a)(2) in the manner described in the Adoption Agreement.

(3)Notwithstanding the foregoing, for any Plan Year this Plan is integrated and benefits any Participant who benefits under another qualified plan or simplified employee pension plan, as defined in Code section 408(k), maintained by the Employer that provides for permitted disparity (or imputes disparity), Employer contributions shall be allocated to the Non-Elective Account/Pension Contribution Account of each Participant in the ratio that such Participant's total Plan Compensation bears to the total Plan Compensation of all Participants. The allocation to a Participant who exceeds his cumulative disparity limit shall be determined in accordance with applicable Treasury Regulations. The cumulative permitted disparity limit for a Participant is 35 total cumulative permitted disparity years. Total cumulative permitted disparity years means the number of years credited to the Participant for allocation or accrual purposes under this Plan or any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer that provided for permitted disparity. For purposes of determining the Participant's cumulative permitted disparity limit, all Plan Years ending in the same calendar year are treated as the same year. If the Participant has not benefited under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the Participant has no cumulative disparity limit.

(c)Participant. For purposes of this Section, "Participant" shall mean an Eligible Employee who has met the eligibility requirements of Article 3 with respect to Non-Elective Contributions or Pension Contributions, as applicable.

(d)Coverage Failures. If the application of the rules described above causes the Plan to fail to meet the minimum coverage requirements of Code section 410(b) as of the last day of the Plan Year (the Plan does not benefit a percentage of Nonhighly Compensated Employees that is at least 70% of the percentage of Highly Compensated Employees who benefit under the Plan) for any Plan Year with respect to contributions described in this Section 4.03 because such contributions have not been allocated to a sufficient number or percentage of Participants for such year, then the list of Participants eligible to share in such contributions for such year shall be expanded to include the Participants described in the Adoption Agreement.

(1)If the Adoption Agreement specifies that all non-excludable Participants shall be entitled to share in such contributions for such year, then the following additional Participants shall be eligible to share in such contributions:

(A)Any Participant who remains in the Employer's employ on the last day of such Plan Year; and

(B)Any Participant who completes at least 501 Hours of Service during such Plan Year (whether or not he remains in the Employer's employ on the last day of such Plan Year).

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(2)If the Adoption Agreement specifies that just enough Participants shall be entitled to share in such contributions for such year, then the following additional Participants shall be eligible to share in such contributions:

(A)The list of Participants eligible to share in such contributions for such Plan Year shall be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the minimum coverage requirements under Code section 410(b). The specific Participants who shall become eligible to share in such contributions for such Plan Year pursuant to this Paragraph (A) shall be those Participants who remain in the Employer's employ on the last day of such Plan Year and who have completed the greatest amount of service during the Plan Year.

(B)If, after the application of Paragraph (A) above, the minimum coverage requirements of Code section 410(b) are still not satisfied, then the list of Participants eligible to share in such contributions for such Plan Year shall be further expanded to include the minimum number of Participants who do not remain in the Employer's employ on the last day of the Plan Year as are necessary to satisfy such requirements. The specific Participants who shall become eligible to share in the Employer's contribution for such Plan Year pursuant to this Paragraph (B) shall be those Participants who had completed the greatest amount of service during the Plan Year before terminating their employment with the Employer. Individuals similarly situated will be treated the same.

Notwithstanding the foregoing, the Plan Administrator always retains the option to meet the minimum coverage requirements of Code section 410(b) by using the average benefits test of Code section 410(b)(2).

(e)Disability. In addition to the foregoing, if the Adoption Agreement specifies that contributions described in this Section shall be allocated to Disabled Participants, a Participant who does not meet the requirements of Subsection (a) due to Disability shall be eligible to share in such contributions (including Disabled Participants that have Terminated Employment); provided that such Disability would also constitute a disability pursuant to Code section 22(e). The Employer shall allocate the applicable contributions on behalf of each such Disabled Participant on the basis of the Plan Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Plan Compensation paid immediately before suffering a Disability. Contributions allocated to Participants suffering a Disability pursuant to this Subsection shall be fully (100%) vested when made. Such allocations shall cease on the first to occur of the following:

(1)the last day of the Plan Year in which occurs the anniversary specified in the Adoption Agreement of the date the Plan Administrator determines that the Participant's Disability commenced;

(2)the date the Participant ceases to suffer from a Disability;

(3)the date the Participant refuses to submit to a periodic examination by the Employer or its agent to determine the existence of a Disability; or

(4)the date the Participant dies.

Section 4.04    SAFE HARBOR CONTRIBUTIONS AND QUALIFIED NON-ELECTIVE/MATCHING CONTRIBUTIONS

(a)Amount of Safe Harbor Contributions.

(1)In General. If the Adoption Agreement specifies that the Plan will satisfy the 401(k) safe harbor provisions, the Employer shall, subject to the limitations described in Article 5, make Qualified Non-Elective Contributions or Qualified Matching Contributions on behalf of each Employee who is eligible to make Elective Deferrals during the Plan Year, and meets any additional requirements provided in the Adoption Agreement to receive safe harbor contributions. In the absence of an election in the Adoption Agreement such Qualified Non-Elective Contributions shall be made on behalf of each Employee who is eligible to make Elective Deferrals during the Plan Year. Qualified Non-Elective Contributions described in this Subsection (1) shall be allocated to the Qualified Non-Elective Contribution Account of each Participant eligible to share in such allocations in the ratio that such Participant's Plan Compensation bears to the Plan Compensation of all eligible Participants. In accordance with Treas. Reg. sections 1.40l(k)-l(e)(7) and 1.40l(m)-l(c)(2), it is impermissible for the Employer to use ADP and ACP testing for a Plan Year in which it is intended for the Plan through its written terms to be a safe harbor plan and the Employer fails to satisfy the requirements of such safe harbor provisions for the Plan Year.

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(2)Follow-Up Notice. This Subsection shall apply if the Adoption Agreement specifies that a Qualified
Non-Elective Contribution described in Subsection (1) will be made to the Plan only if the Plan Sponsor provides a follow-up notice. The Plan Administrator shall provide a contingent notice each year and shall provide a follow-up notice only in the event that safe harbor contributions will be made. The contingent notice and, if applicable, the follow-up notice, shall be provided pursuant to Treas. Reg. section 1.401(k)-3(f) and any superseding guidance. If the follow-up notice is not provided, the Plan will not satisfy the 401(k) safe harbor provisions and the Plan will be subject to the nondiscrimination requirements of Section 5.02.

(b)Qualified Non-Elective Contributions. In addition to the safe harbor contributions described above, the Employer in its discretion may make additional Qualified Non-Elective Contributions for the benefit of such Participants as determined by the Employer. Qualified Non-Elective Contributions shall be: (1) allocated to the Participant's Account as of a date within that year within the meaning of Treas. Reg. section 1.401(k)-2(a)(4)(i)(A); (2) nonforfeitable when allocated to a Participant's Account unless attributable to withdrawal rights under an Eligible Automatic Contribution Arrangement or Qualified Automatic Contribution Arrangement; and (3) distributed only under the rules applicable for Elective Deferrals in accordance with Treas. Reg. section 1.401(k)-1(d). A Qualified Non-Elective Contribution of a Nonhighly Compensated Employee will not be taken into account in satisfying the requirements of Section 5.02 to the extent: (1) it does not qualify for inclusion in the Actual Deferral Ratio; (2) it is a disproportionate contribution within the meaning of Treas. Reg. sections 1.401(k)-2(a)(6)(iv) or 1.401(m)-2(a)(6)(v) and any superseding guidance; or (3) the Plan uses the prior year testing method. Notwithstanding the foregoing, Qualified Non-Elective Contributions that are made in connection with an Employer's obligation to pay prevailing wages under the Davis-Bacon Act (46 Stat. 1494), Public Law 71-798, Service Contract Act of 1965 (79 Stat. 1965), Public Law 89-286, or similar legislation can be taken into account for a plan year for a Nonhighly Compensated Employee to the extent such contributions do not exceed 10% of that Nonhighly Compensated Employee's Plan Compensation.

(1)Participants Eligible to Receive Qualified Non-Elective Contributions. The Employer may determine, in its discretion whether allocations of Qualified Non-Elective Contributions shall be limited to Participants who are credited with at least a certain number of Hours of Service during the Plan Year or who remain in the Employer's employ on the last day of the Plan Year. The Employer may limit Qualified Non-Elective Contributions contributed under this Subsection to Nonhighly Compensated Employees eligible to make Elective Deferrals during the Plan Year that meet any additional requirements determined by the Employer. The Employer may also provide Qualified Non-Elective Contributions to those in any or all portions of a disaggregated plan as provided in Section 5.03.

(2)Permissible Methods of Allocation. The Employer in its discretion may make additional Qualified Non-Elective Contributions in the ratio that such Participant's Plan Compensation bears to the Plan Compensation of all eligible Participants or in one of the following manners:

(A)First to the Qualified Non-Elective Contribution Account of the Participant who is a Nonhighly Compensated Employee with the lowest Plan Compensation and is eligible to share in such allocations in an amount determined by the Employer not to exceed 5% of such Participant's Plan Compensation (the "Base QNEC Rate"). If any Qualified Non-Elective Contributions remain after the foregoing, the Employer may then allocate Qualified Non-Elective Contributions to other Participants who are Nonhighly Compensated Employees eligible to share in such allocations with the next lowest Plan Compensation in the amount of the Base QNEC Rate of Plan Compensation until such contributions are fully allocated to one half of eligible Nonhighly Compensated Employees within the meaning of Treas. Reg. section 1.401(k)-2(a)(6)(iv)(B) (the "Base NHCEs"). Notwithstanding the foregoing, the Base QNEC Rate may exceed 5%; provided, that the Employer contribution is sufficient to provide the Base QNEC Rate to all Base NHCEs.

(B)If any Qualified Non-Elective Contributions remain after the foregoing, the Employer may then allocate Qualified Non-Elective Contributions to the Participant who is a Nonhighly Compensated Employee with the lowest Plan Compensation and is eligible to share in such allocations in an additional amount not to exceed the Base QNEC Rate contributed pursuant to Paragraph (1) above (the "Additional QNEC Rate") of such Participant's Plan Compensation. The total of the Base QNEC Rate and the Additional QNEC Rate may not exceed twice the Plan's representative contribution rate as defined in Treas. Reg. section 1.401(m)-2(a)(6)(v)(B). If any Qualified Non-Elective Contributions remain after the foregoing, the Employer may then allocate Qualified Non-Elective Contributions to other Participants who are Nonhighly Compensated Employees eligible to share in such allocations with the next lowest Plan Compensation in the amount of the Additional QNEC Rate of such Participant's Plan Compensation until such contributions are fully allocated to the Base NHCEs.

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(C)If any Qualified Non-Elective Contributions remain after the foregoing, the Employer may then allocate Qualified Non-Elective Contributions to the Participant who is a Nonhighly Compensated Employee eligible to share in such allocations with the lowest Plan Compensation and who is not a Base NHCE in the amount equal to the sum of the Base QNEC Rate and the Additional QNEC Rate of such Participant's Plan Compensation. If any Qualified Non-Elective Contributions remain after the foregoing, the Employer may then allocate Qualified Non-Elective Contributions to other Participants who are Nonhighly Compensated Employees eligible to share in such allocations with the next lowest Plan Compensation and who are not Base NHCEs in the amount equal to the sum of the Base QNEC Rate and the Additional QNEC Rate of such Participant's Plan Compensation until such contributions are fully allocated to all eligible Nonhighly Compensated Employees who are not Base NHCEs.

(D)If any Qualified Non-Elective Contributions remain after the foregoing, the Employer may then allocate Qualified Non-Elective Contributions to Participants eligible to share in such allocations in the ratio that each Participant's Plan Compensation bears to the Plan Compensation of all eligible Participants.

(E)Notwithstanding the foregoing, the Employer may instead allocate the Qualified Non-Elective Contributions as a flat dollar amount pursuant to this Subsection (2). The Employer may first allocate a flat dollar amount determined by the Employer (the "Base QNEC Dollar Amount") to the Qualified Non-Elective Contribution Account of the Participant who is a Nonhighly Compensated Employee with the lowest Plan Compensation and is eligible to share in such allocations. If any Qualified Non-Elective Contributions remain after the foregoing, the Employer may then allocate Qualified Non-Elective Contributions to other Participants who are Nonhighly Compensated Employees eligible to share in such allocations with the next lowest Plan Compensation in the amount of the Base QNEC Dollar Amount until such contributions are fully allocated to the eligible Nonhighly Compensated Employees. Such Qualified Non-Elective Contributions may be used to satisfy the provisions of Section 5.02 to the extent not considered disproportionate under Subsection 5.03(f) below.

(c)Qualified Matching Contributions. The Employer in its discretion may make Matching Contributions designated as Qualified Matching Contributions for the benefit of such Participants and in such manner determined at the discretion of the Employer. The Employer may determine, in its discretion whether allocations of Qualified Matching Contributions shall be limited to Participants who are credited with at least a certain number of Hours of Service during the Plan Year or who remain in the Employer's employ on the last day of the Plan Year. Such Qualified Matching Contributions shall be nonforfeitable when allocated to a Participant's Account unless attributable to withdrawal rights under an Eligible Automatic Contribution Arrangement or Qualified Automatic Contribution Arrangement and may only be distributed upon the Participant's: (1) attainment of age 59-1/2; or (2) severance from employment, death, or Disability.

(d)Safe Harbor Contributions Made to Another Plan. The Employer may elect to make safe harbor contributions required under this Plan to another plan which: (1) has the same Plan Year as this plan, (2) applies all of the safe harbor requirements to any safe harbor contributions originating from this plan, and (3) applies eligibility conditions such that any eligible employee under this plan is eligible to receive the safe harbor contribution in the recipient plan. Safe harbor contributions made to another plan may be used to satisfy the safe harbor contributions with respect to only one plan.

(e)In addition, the Employer may, in its discretion, make Qualified Non-Elective Contributions or Qualified Matching Contributions for a Plan Year that shall be allocated in the manner prescribed by the Employer to correct any operational or demographic failure pursuant to any correction program or policy established by the Internal Revenue Service or the Department of Labor.

Section 4.05    PREVAILING WAGE CONTRIBUTIONS

(a)General. If the Adoption Agreement specifies, the Employer will make prevailing wage contributions to the Plan on behalf of each Participant who performs an hour or more of service under a contract subject to the Davis-Bacon Act.

(b)Amount. The Plan Administrator may elect in the Adoption Agreement to determine the prevailing wage contribution based on: 1) the applicable federal, state, or municipal prevailing wage laws, or 2) contribution rates set forth in an Addendum to the Adoption Agreement. If the Plan Administrator sets its own prevailing wage contribution rate(s) for the Plan, the total prevailing wage benefits determined under federal, state, or municipal law are still owed to affected participants; any benefit not contributed to the Plan must be provided to the Participant in another manner. Where the Plan Administrator elects to set its

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own hourly rates in an Addendum to the Adoption Agreement, the Plan Administrator retains the discretion to make a prevailing wage contribution to the Plan that is based on applicable federal, state, or municipal rates where those rates dictate a larger mandatory benefit than the rates set in an Addendum to the Adoption Agreement.

(c)Default Provisions. Unless otherwise elected in the Adoption Agreement, the following default provisions apply:

(1)Only Nonhighly Compensated Employees shall be eligible to receive prevailing wage contributions.

(2)There shall be no age or service eligibility requirements for purposes of determining an Employee's eligibility for prevailing wage contributions.

(3)Allocation Conditions. There shall be no hours of service or last day requirement(s) applied to receipt of prevailing wage contributions.

(4)All prevailing wage contributions shall be 100% vested.

If the Plan Administrator uses the Adoption Agreement to modify any of the above default provisions, the Plan Administrator may not be entitled to full credit for the prevailing wage contribution. The applicable prevailing wage law should be consulted to fully understand the implications of any modification.

(d)Offset. If the Plan Administrator elects in the Adoption Agreement, prevailing wage contributions made to the Plan to satisfy prevailing wage requirements under federal, state, or municipal law can be used to offset Employer Contributions. Prevailing wage contributions used to offset Employer Contributions will be subject to any restriction on distribution otherwise applicable to the Employer contribution type which was offset.

Section 4.06    ROLLOVER CONTRIBUTIONS

(a)To the extent provided in the Adoption Agreement, the Plan Administrator may direct the Trustee to accept Rollover Contributions made in cash or other form acceptable to the Trustee. Rollover Contributions shall be allocated to the Participant's/Eligible Employee's (to the extent elected in the Adoption Agreement) Rollover Contribution Account. The Plan may accept the following Rollover Contributions to the extent allowed by the Plan Administrator in its sole discretion:

(1)A rollover from a plan qualified under Code section 401(a) or 403(a) if the contribution qualifies as a tax-free rollover as defined in Code section 402(c). If it is later determined that the amount received does not qualify as a tax-free rollover, the amount shall be refunded to the Eligible Employee.

(2)A rollover from a "Conduit Individual Retirement Account", as determined in accordance with procedures established by the Plan Administrator and only if the contribution qualifies as a tax-free rollover as defined in Code section 402(c). If it is later determined that the amount received does not qualify as a tax-free rollover, the amount shall be refunded to the Eligible Employee.

(3)A direct rollover of an eligible rollover distribution of after-tax employee contributions from a qualified plan described in Code section 401(a) or 403(a). The Plan shall separately account for amounts so transferred, including separately accounting for the portion of such contribution which is includible in gross income and the portion of such contribution which is not so includible.

(4)Any rollover of an eligible rollover distribution from an annuity contract described in Code section 403(b). The Plan shall separately account for after-tax amounts so transferred, including separately accounting for the portion of such contribution which is includible in gross income and the portion of such contribution which is not so includible.

(5)Any rollover of an eligible rollover distribution from an eligible plan under Code section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

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(6)Any rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Code sections 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includible in gross income.

(7)If the Plan permits Roth Elective Deferrals, the Plan may accept a Rollover Contribution to a Roth Elective Deferral Account only if it is a direct rollover from another Roth elective deferral account under an applicable retirement plan described in Code section 402A(e)(1) and only to the extent the rollover is permitted under the rules of Code section 402(c).

(8)Any additional rollover contribution as may be permitted by applicable law.

(b)Self Direction. Unless otherwise restricted in the Adoption Agreement, if a Participant is permitted to self-direct the investment of his or her Rollover Contribution Account, a Participant may elect to invest in "qualifying employer securities" or "qualifying employer real property" with such Account.

(c)In-Plan Roth Rollovers. To the extent provided in the Adoption Agreement and to the extent permitted by Code section 402A(c), Notice 2010-84 and any superseding guidance, a distribution from the Plan other than from a designated Roth Account that is an eligible rollover distribution (as defined in Code section 408A(e)) may be rolled over to a designated Roth Account maintained under this Plan for the benefit of the individual to whom the distribution is made. The Plan will maintain such records as are necessary for the proper reporting of In-Plan Roth Rollovers. A Participant is required to include the taxable amount of an In-Plan Roth Rollover in their gross income. The taxable amount of the In-Plan Roth Rollover is deemed to be the fair market value of the distribution less any basis in the amounts rolled over. If the In-Plan Roth Rollover includes employer securities, the fair market value of the transaction shall include any net unrealized appreciation within the meaning of Code section 402(e)(4). If In-Plan Roth Rollovers are permitted for all distributions permitted under the Code and to the extent provided in the Adoption Agreement,
In-Plan Roth Rollovers are permitted at the following times:

(1)Upon the attainment of the age specified in the Adoption Agreement except Elective Deferrals, Qualified Non-Elective Contributions, Qualified Matching Contributions and the portion of any Account that has been used to satisfy the safe harbor requirements of Code sections 401(k)(12) or 401(k)(13) or 401(m)(11) or 401(m)(12) shall not be eligible for withdrawal until the Participant attains age 59-1/2.

(2)After-tax, Rollover and Voluntary Accounts can be converted to an In-Plan Roth Rollover Account at any time.

(3)From a Participant's Matching Contribution Account or Non-Elective Contribution Account after 5 years of Participation. In-service withdrawals are allowed from a Participant's Matching Contribution Account or Non-Elective Contribution Account on funds held for at least 2 years. Withdrawals after 5 years of Participation or 2 years of accumulation are only permitted from the Matching Contribution Account to the extent such Account has not been used to satisfy the requirements of Code sections 401(k)(12) or 401(k)(13) or 401(m)(11) or 401(m)(12) or to the extent such contributions has not been treated as Qualified Matching Contributions.

(4)Immediately after Termination of Employment.

(d)In-Plan Roth Transfers. To the extent provided in the Adoption Agreement, the Plan shall allow Participants to elect to transfer any amount not otherwise distributable under the Plan to a designated Roth Elective Deferral Account (or sub-Account) maintained for the Participant within the Plan. The Plan shall not be treated as violating the provisions of Code section 401(k)(2)(B)(i) solely by reason of such transfer. Amounts transferred will retain the restrictions on distribution the account had before such transfer.

(e)Plan Administrator Procedures. The Plan Administrator may establish uniform procedures that include, but are not limited to, prescribing limitations on the frequency and minimum amount of rollovers; provided, that no procedures involving minimum amounts shall prescribe a minimum withdrawal greater than $1,000.

Section 4.07    TRANSFERS

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The Trustee may be directed to accept a direct transfer of assets, made without the consent of the affected Employees, from the trustee of any other qualified plan described in Code section 401(a) to the extent permitted by the Code and the regulations and rulings thereunder. In the event assets are transferred to the Plan pursuant to the foregoing sentence, the transferred assets shall be accounted for separately in the Transfer Account of the affected Employees to the extent necessary to preserve a more favorable vesting schedule or any other legally-protected benefits available to such Employees under the transferor plan. The Plan Administrator shall establish a vesting schedule for the Transfer Account; provided that such schedule is not less favorable than the vesting schedule under the transferor plan.

Section 4.08    MILITARY SERVICE

(a)In General. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to Qualified Military Service shall be provided in accordance with Code section 414(u).

(b)Death or Disability During Qualified Military Service. To the extent provided in the Adoption Agreement, pursuant to Code section 414(u)(9), IRS Notice 2010-15 and any superseding guidance; a Participant who dies or becomes Disabled while performing Qualified Military Service will be treated as if he had been employed by the Employer on the day preceding death or Disability and terminated employment on the day of death or Disability and receive benefit accruals related to the period of Qualified Military Service as provided under Code section 414(u)(8), except as provided below:

(1)All Participants eligible for benefits under the Plan by reason of this Section shall be provided benefits on reasonably equivalent terms.

(2)For the purposes of applying Code section 414(u)(8)(C), a Participant's Elective Deferrals shall be determined based on the Participant's average actual contributions for:

(A)the 12-month period of service with the Employer immediately prior to Qualified Military
Service, or

(B)if service with the Employer is less than such 12-month period, the actual length of continuous service with the Employer.

Section 4.09    TIMING OF CONTRIBUTIONS

Amounts contributed to the Plan with funds provided by Participants will be remitted to the Trustee as soon as practicable, and in accordance with DOL regulations and any other applicable guidance.

Section 4.10    ARRANGEMENTS ADOPTED BY MORE THAN ONE EMPLOYER

In General. This Section applies to arrangements adopted by two or more employers that are not aggregated under Code sections 414(b), (c), (m), or (o). Other employers that are not aggregated with the Employer under Code sections 414(b), (c), (m), or
(o) may participate in the Plan as described below as a multiple employer plan within the meaning of ERISA section 3(2) and Code section 413(c) ("Multiple Employer Plan").

(a)Method of Adoption. The Plan Sponsor shall execute a Master Adoption Agreement and each Adopting Entity shall execute a joinder/participation agreement which contains only those Adoption Agreement provisions, if any, which may be overridden by an entity other than the Plan Sponsor. The execution of the joinder/participation agreement by an Adopting Entity shall constitute the adoption of the same plan as the Plan Sponsor and not the adoption of a separate plan for the Adopting Entity. An Adopting Entity may amend its joinder/participation agreement at any time with the approval of the Plan Sponsor. However, an Adopting Entity may not modify the definition of Plan Administrator, Limitation Year or Plan Sponsor. The Plan Sponsor and all Adopting Entities acknowledge that the Plan is a Multiple Employer Plan subject to the rules of Code section 413(c) and the regulations thereunder which are herein incorporated by reference. The Plan Sponsor and all Adopting Entities also acknowledge the specific annual reporting requirements, and different procedures for obtaining determination letters from the Internal Revenue Service regarding the qualified status of the Plan.

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(b)Definitions. The following terms are modified as used in the Plan:

(1)"Adopting Entity" means an entity who executes a joinder/participation agreement.

(2)"Adoption Agreement" means the Adoption Agreement for the Plan Sponsor. For any Adopting Entity, Adoption Agreement means the Adoption Agreement as amended in that entity's joinder/participation agreement (as provided in Section 4.10(a)).

(3)"Plan Sponsor" means the executor of the Master Adoption Agreement described in Section 4.10(a).

(c)Application of Code section 413(c). The provisions of Code section 413(c) shall apply to the Plan and this Section shall be interpreted consistent with Code section 413(c) and any applicable guidance.

(1)Eligibility Service. Code section 410(a) shall be applied as if all Employees of each Employer who maintains the Plan were employed by a single Employer. An Employee who transfers employment between Adopting Entities or the Plan Sponsor shall not be considered to have a Termination of Employment.

(2)Exclusive Benefit. For purposes of Code section 401(a), in determining whether the Plan of an Employer is for the exclusive benefit of its Employees and their Beneficiaries all Participants shall be considered to be its Employees.

(3)Vesting. Code section 411 shall be applied as if all Employers who maintain the Plan constituted a single Employer, except that the application of any rules with respect to breaks in service shall be made under regulations prescribed by the Secretary of Labor.

(4)Funding. To the extent the Plan is subject to Code section 412, the provisions of Code sections 413(c)(4) and 413(c)(5) shall apply.

(d)Other Rules.

(1)Contributions and forfeitures arising hereunder must be restricted to Participants who are employed by the entity under which the forfeitures arose.

(2)Each Employer will separately determine Actual Contribution and Actual Deferral Ratios, the minimum coverage requirements of Code section 410(b) and Code section 401(a)(4) testing as provided in Treas. Reg. section 1.413-2(a)(3)(ii).

(3)Top-Heavy. Article 11 applies separately to each Employer as provided in Treas. Reg. section 1.416-1, Q&A
G-2.

(4)Maximum Annual Additions. Except as provided in Treas. Reg. section 1.415(f)-1(g)(2)(i) (regarding aggregation of multiemployer plans with plans other than multiemployer plans), for purposes of applying Section 5.05, Annual Additions attributable to a Participant from all of the Employers maintaining the Plan must be taken into account. Furthermore, in applying the limitations of Section 5.05 with respect to a Participant, the total Statutory Compensation received by the Participant from all of the Employers maintaining the Plan is taken into account under the Plan, unless Treas. Reg. section 1.415-1(e) and any superseding guidance specifies otherwise.

(5)For purposes of determining a Participant's Required Beginning Date under Section 7.05, a Participant may be considered a More Than 5% Owner with one Employer and not a More Than 5% Owner with another Employer.

(e)No Modification to Pre-Approved Language. The execution of a joinder/participation agreement shall not be considered a modification to the IRS pre-approved language of the Plan.

(f)Cessation of Participation. Plan participation of an Adopting Entity may be ended by the Plan Administrator or by the Adopting Entity itself. Cessation of participation will be treated in accordance with Code Section 414(l).

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(1)Cessation by the Plan Administrator. In the event that the Plan Administrator ends the Adopting Entity's participation in the Plan, the Plan Administrator will direct that Plan assets attributable to employees of the terminating Adopting Entity be transferred to a defined contribution plan maintained by the terminating Adopting Entity. If the terminating Adopting Entity does not maintain a separate plan which can receive assets, or refuses to set-up such a plan, the Plan Administrator may establish a plan for the terminating Adopting Entity and may direct that Plan assets attributable to employees of the terminating employer be transferred to the plan. Distribution of employee assets will not be made available as a result of the cessation of plan participation.

(2)Withdrawal by the Adopting Entity. In the event that the Adopting Entity withdraws from Plan participation, the Plan Administrator will direct that Plan assets attributable to employees of the terminating employer be transferred to another plan sponsored by the terminating Adopting Entity which is eligible to receive a transfer of assets. Distribution of employee assets will not be made available as a result of the withdrawal by an Adopting Entity.

(g)Fiduciary Act to Join the Plan. By executing a joinder/participation agreement, each Adopting Entity, acting as a fiduciary with respect to its current and future Employees, thereby ratifies and confirms the appointment of all parties to the Plan and all action taken to establish and maintain the Plan. The term parties to the Plan in the preceding sentence shall include, but not be limited to, the Plan Administrator, Trustee and Investment Fiduciary.

(h)Each Adopting Entity shall be jointly and severally liable for Plan expenses.

(i)Each Adopting Entity shall indemnify and hold harmless the Plan Administrator (and their delegates), any other Adopting Entities, any person serving as the Trustee or Investment Fiduciary from all claims, liabilities, losses, damages and expenses, including reasonable attorneys' fees and expenses for its failure to operate in accordance with the Plan or any intentional or negligent act or omission with respect to the Plan including but not limited to failure of oversight and or appointment. The Plan Administrator may in its discretion utilize any IRS or DOL correction program and any fees or costs associated with such program are the responsibility of the offending Adopting Entity.

Section 4.11    SIMPLE 401(K) PROVISIONS

(a)This Section 4.11 shall apply only if the Adoption Agreement provides that this is a SIMPLE 401(k) Plan. Rules of Application:

(1)The provisions of this Section 4.11 shall apply for a year only if:

(A)The Employer is an "eligible employer"; and

(B)No contributions are made, or benefits accrued, for services during the year, on behalf of any Eligible Employee under any other plan, contract, pension, or trust described in Code section 219(g)(5)(A) or (B), maintained by the Employer.

(2)To the extent that any other provision of the Plan is inconsistent with the provisions of this Section, the provisions of this Section govern.

(b)Definitions.

(1)"Compensation" means, for purposes of Subsections (b)(2), (c)(1) and (c)(2) of this Section, the sum of the wages, tips, and other compensation from the Employer subject to federal income tax withholding (as described in Code section 6051(a)(3)) and the Employee's salary reduction contributions made under this or any other Code section 401(k) plan, and, if applicable, elective deferrals under a Code section 408(p) SIMPLE IRA Plan, a SARSEP, or a Code section 403(b) annuity contract, compensation deferred under a Code section 457 plan required to be reported by the Employer on Form W-2 (as described in Code section 6051(a)(8)). Compensation also includes amounts paid for domestic service (as described in Code section 3401(a)(3)). For Self-Employed Individuals, Compensation means net earnings from self-employment determined under Code section 1402(a) prior to subtracting any contributions made under this Plan on behalf of the individual. The provisions of the Plan implementing the limit on Compensation under Code section 401(a)(17) apply to the Compensation under Subsection (c).

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(2)An "eligible employer" means, with respect to any year, an Employer that had no more than 100 Employees who received at least the amount of Compensation from the Employer specified in the Adoption Agreement for the preceding year. In applying the preceding sentence, all Employees of controlled groups of corporations under Code section 414(b), all Employees of trades or businesses (whether incorporated or not) under common control under Code section 414(c), all Employees of affiliated service groups under Code section 414(m), and leased employees required to be treated as the Employer's Employees under Code section 414(n), are taken into account. An eligible employer that elects to have this Section 4.11 apply to the Plan and that fails to be an eligible employer for any subsequent year, is treated as an eligible employer for the two (2) years following the last year the Employer was an eligible employer. If the failure is due to any acquisition, disposition, or similar transaction involving an eligible employer, the preceding sentence applies only if the provisions of Code section 410(b)(6)(C)(i) are satisfied.

(3)"Eligible Employee" means, for purposes of this Section 4.11, any Employee who is entitled to make Elective Deferrals under the terms of the Plan.

(4)"Year" means the calendar year.

(c)Contributions.

(1)Salary Reduction Contributions.

(A)Each Eligible Employee may make a salary reduction election to have his or her Compensation reduced for the year in any amount selected by the Employee subject to the limitation in Subsection (c)(1)(B). The Employer will make a salary reduction contribution to the Plan, as an Elective Deferral, in the amount by which the Employee's Compensation has been reduced.

(B)The total salary reduction contribution for any Employee cannot exceed the limitation on salary reduction contributions in effect for the year. The limitation on salary reduction contributions was $10,000 for 2005. After 2005, the
$10,000 limit is adjusted by the Secretary of the Treasury for cost-of-living increases under Code section 408(p)(2)(E). Any such adjustments will be in multiples of $500. The amount of an Employee's salary reduction contributions permitted for a year is increased for Employees aged 50 or over by the end of the Year by the amount of allowable Catch-up Contributions. Allowable Catch-up Contributions was $2,500 for 2006. After 2006, the $2,500 limit is adjusted by the Secretary of the Treasury for cost-of-living increases under Code section 414(v)(2)(C). Any such adjustments will be in multiples of $500. Catch-up contributions are otherwise treated the same as other salary reduction contributions.

(2)Other Contributions.

(A)Matching Contributions. Each year, the Employer will contribute a Matching Contribution to the Plan on behalf of each Employee who makes a salary reduction election under Subsection (c)(1). The amount of the Matching Contribution will be equal to the Employee's salary reduction contribution up to a limit of 3% of the Employee's Compensation for the full year.

(B)Non-Elective Contributions. For any year, instead of a Matching Contribution, the Employer may elect to contribute a Non-Elective Contribution of 2% of Compensation for the full year for each Eligible Employee who received at least the amount of Compensation from the Employer specified in the Adoption Agreement for the year.

(3)Limitation on Other Contributions. No Employer or Employee contributions may be made to this Plan for the year other than salary reduction contributions described in Subsection (c)(1), Matching or Non-Elective Contributions described in Subsection (c)(2) and Rollover Contributions described in Treas. Reg. section 1.402(c)-2, Q&A-1(a).

(4)The provisions of the Plan implementing the limitations of Code section 415 apply to contributions made pursuant to Subsections (c)(1) (other than Catch-up Contributions) and (c)(2).

(d)Election and Notice Requirements.

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(1)Election Period.

(A)In addition to any other election periods provided under the Plan, each Eligible Employee may make or modify a salary reduction election during the 60-day period immediately preceding each January 1.

(B)For the year an Employee becomes eligible to make salary reduction contributions under this Section 4.11, the 60-day election period requirement of Subsection (d)(1)(A) is deemed satisfied if the Employee may make or modify a salary reduction election during a 60-day period that includes either the date the Employee becomes eligible or the day before.

(C)Each Employee may terminate a salary reduction election at any time during the year.

(2)Notice requirements.

(A)The Employer will notify each Eligible Employee prior to the 60-day election period described in Subsection (d)(1) that he or she can make a salary reduction election or modify a prior election during that period.

(B)The notification described in Subsection (d)(2)(A) will indicate whether the Employer will provide a 3% Matching Contribution described in Subsection (c)(2)(A) or a 2-% Non-Elective Contribution described in Subsection (c)(2)(B).

(e)Vesting Requirements. All benefits attributable to contributions described in Subsections (c)(1) and (c)(2) are nonforfeitable at all times, and all previous contributions made under the Plan are nonforfeitable as of the beginning of the year the Section 4.11 provisions apply.

(f)Top-Heavy Rules. The Plan is not treated as a Top-Heavy plan under Code section 416 for any year for which this Section 4.11 applies.

(g)Nondiscrimination tests. The ADP and ACP tests described in section 5.02 of the Plan are treated as satisfied for any year for which this Section 4.11 applies.

Section 4.12    DEEMED IRAs

(a)Applicability. This Section 4.12 shall apply only if the Adoption Agreement provides that Deemed IRAs are permitted. The Plan Administrator may permit a Participant to make Employee contributions to a traditional IRA established under Code section 408 or a Roth IRA established under Code section 408A. The Plan shall establish a separate Account or annuity for the designated IRA contributions of each Participant and any earnings properly allocable to the contributions, and maintain separate recordkeeping with respect to each such IRA.

(b)Reporting Duties. The Plan Administrator shall cause the trustee of a trust established pursuant to Subsection (d) or annuity contract issuer to comply with the reporting requirements of Code section 408(i) with respect to all IRAs that are established and maintained under the Plan.

(c)Voluntary Employee Contributions. For purposes of this Section, a voluntary Employee contribution means any contribution (other than a mandatory contribution within the meaning of Code section 411(c)(2)) that is made by the Participant and which the Participant has designated, at or prior to the time of making the contribution, as a contribution to which this Section applies.

(d)IRAs established pursuant to this Section shall be held in a trust or an annuity separate from the Trust established under the Plan to hold contributions other than deemed IRA contributions and shall satisfy the applicable requirements of Code sections 408 and 408A.

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ARTICLE 5 LIMITATIONS ON CONTRIBUTIONS

ARTICLE 5 LIMITATIONS ON CONTRIBUTIONS

Section 5.01    ANNUAL LIMITATION ON ELECTIVE DEFERRALS

(a)Amount. Notwithstanding anything herein to the contrary, elective deferrals made under this Plan, or any other qualified plan maintained by the Employer may not exceed, during any taxable year, the dollar limitation contained in Code section 402(g) in effect at the beginning of such taxable year. For purposes of this Section 5.01, elective deferrals shall mean qualified cash or deferred arrangements described in Code section 401(k), any salary reduction simplified employee pension plan described in Code section 408(k)(6), any SIMPLE IRA plan described in Code section 408(p) and any plan described under Code section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code section 403(b) pursuant to a salary reduction agreement.

(b)Refund of Excess Elective Deferrals. In the event that Elective Deferrals under this Plan when added to a Participant's other elective deferrals under any other plan or arrangement (whether or not maintained by the Employer) exceed the limit described in the preceding Subsection, the Plan Administrator shall distribute, by April 15 of the following calendar year, the excess amount of Elective Deferrals adjusted for income/loss thereon. The Plan Administrator may use any reasonable method for computing the income allocable to Excess Elective Deferrals, provided that the method does not violate Code section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participant's Accounts. The Plan will not fail to use a reasonable method for computing the income allocable to Excess Elective Deferrals merely because the income allocable to Excess Elective Deferrals is determined on a date that is no more than 7 days before the actual distribution. In addition, the Plan Administrator may allocate income in any manner permitted under Treas. Reg. section 1.401(k)-2(b)(2)(iv). Unless a Participant otherwise specifies, a distribution of Excess Elective Deferrals for a year shall be made first from the Participant's pre-tax Elective Deferral account, to the extent such deferrals were made for the year.

A Participant's claim that the excess was caused by elective deferrals made under a plan or arrangement not maintained by the Employer shall be made in writing and shall be submitted to the Plan Administrator no later than the date specified by the Plan Administrator following the calendar year in which such deferrals occurred. For purposes of determining the necessary reduction, Elective Deferrals previously distributed or recharacterized pursuant to Section 5.04 or returned to the Participant pursuant to Section 5.04 shall be treated as distributed under this Section 5.01. If the Plan permits Roth Elective Deferrals, the Plan Administrator shall determine the ordering rule for refunds of Excess Elective Deferrals. Such ordering rule may provide that the Participant may elect to have refunds made either from his Pre-tax Elective Deferrals or Roth Elective Deferrals or any combination thereof.

(c)Forfeiture of Matching Contributions Related to Excess Elective Deferrals. In the event a Participant receives a distribution of Excess Elective Deferrals pursuant to Subsection (b), the Participant shall forfeit any Matching Contributions allocated to the Participant by reason of the distributed Elective Deferrals to the extent that additional Matching Contributions are not made pursuant to Treas. Reg. section 1.401(a)(4)-11(g)(3)(vii)(B). Elective Deferrals not taken into account in determining Matching Contributions under Section 4.02 shall be treated as being reduced first. Amounts forfeited shall be used pursuant to Section 6.03(d).

(d)Catch-up Contributions. Unless otherwise elected in the Adoption Agreement, all Participants who are eligible to make Elective Deferrals under this Plan shall be eligible to make Catch-up Contributions in accordance with, and subject to the limitations of, Code section 414(v). "Catch-up Contributions" are Elective Deferrals made to the Plan that are in excess of an otherwise applicable Plan limit and that are made by Participants who are aged 50 or over by the end of their taxable years. An otherwise applicable Plan limit is a limit in the Plan that applies to Elective Deferrals without regard to Catch-up Contributions, such as the limits on Annual Additions, the dollar limitation on Elective Deferrals under Code section 402(g) (not counting Catch-up Contributions) and the limit imposed by the ADP test under Code section 401(k)(3). Catch-up Contributions for a Participant for a taxable year may not exceed the dollar limit on Catch-up Contributions under Code section 414(v)(2)(B)(i) for the taxable year as adjusted for cost-of-living increases. Catch-up Contributions are not subject to the limits on Annual Additions, are not counted in the ADP test and are not counted in determining the minimum allocation under Code section 416 (but Catch-up Contributions made in prior years are counted in determining whether the Plan is Top-Heavy).

Section 5.02    NONDISCRIMINATION

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(a)Elective Deferrals. If the Adoption Agreement specifies that the Plan is a safe harbor 401(k) plan, the Plan shall comply with the Safe Harbor Notice requirements as described in Article 2 and the Plan shall be deemed to meet the requirements of this Subsection 5.02(a) with respect to Elective Deferrals. However, if the Adoption Agreement does not specify that the Plan is a safe harbor 401(k) plan, the Plan is not deemed to meet the requirements of this Subsection 5.02(a) and the Plan must meet one of the following two tests with respect to Elective Deferrals for any Plan Year:

(1)The Average Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's Average Deferral Percentage for Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 1.25; or

(2)The Average Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's Average Deferral Percentage for Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 2.0; provided that the Average Deferral Percentage for Participants who are Highly Compensated Employees does not exceed the prior Plan Year's Average Deferral Percentage for Participants who were Nonhighly Compensated Employees for the prior Plan Year by more than two percentage points or such lesser amount as the Secretary of the Treasury shall prescribe.

To the extent specified in the Adoption Agreement or, if the Adoption Agreement specifies that the Plan is a safe harbor 401(k) plan (and ADP testing is required pursuant to Section 5.03(g)), the Average Deferral Percentage test specified in Subsections (1) and (2), above, will be applied by comparing the current Plan Year's Average Deferral Percentage for Participants who are Highly Compensated Employees with the current Plan Year's Average Deferral Percentage for Participants who are Nonhighly Compensated Employees. The Employer must issue a supplemental notice if the Plan suspends safe harbor contributions and changes to a current year ADP testing method in accordance with Treas. Reg. section 1.401(k)-3(d), (f) and (g).

The Employer may elect prior year testing for purposes of this Subsection 5.02(a) for a Plan Year only if the Plan has used current year testing for purposes of this Subsection 5.02(a) for each of the preceding 5 Plan Years (or if lesser, the number of Plan Years the Plan has been in existence) or if, as a result of a merger or acquisition described in Code section 410(b)(6)(C)(i), the Employer maintains both a plan using prior year testing and a plan using current year testing and the change is made within the transition period described in Code section 410(b)(6)(C)(ii).

If the Adoption Agreement provides that testing will be performed using the prior year data, for the first Plan Year the Plan permits any Participant to make Elective Deferrals and this Plan is not a successor Plan, the prior Plan Year's Average Deferral Percentage for Participants who are Nonhighly Compensated Employees shall be specified in the Adoption Agreement.

If, for the applicable year for determining the ratios of the Nonhighly Compensated Employees for a Plan Year, there are no eligible Nonhighly Compensated Employees (i.e., all of the Eligible Employees under the cash or deferred arrangement for the applicable year are Highly Compensated Employees), the tests described in this Subsection (a) are deemed to be satisfied for the Plan Year.

(b)Matching Contributions and Voluntary Contributions. If the Adoption Agreement specifies that the Plan is a safe harbor 401(k) plan with respect to the ACP safe harbor of Code section 401(m)(11) or 401(m)(12), the Plan shall comply with the Safe Harbor Notice requirements as described in Article 2 and the Plan shall be deemed to meet the requirements of this Subsection 5.02(b) with respect to Matching Contributions and the Plan shall meet one of the following two tests with respect to Voluntary Contributions. However, if the Adoption Agreement does not specify that the Plan is a safe harbor 401(k) plan with respect to the ACP safe harbor of Code section 401(m)(11) or 401(m)(12), the Plan is not deemed to meet the requirements of this Subsection 5.02(b) and the Plan must meet one of the following two tests with respect to Matching Contributions and Voluntary Contributions for any Plan Year:

(1)The Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's Average Contribution Percentage for Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 1.25; or

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(2)The Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's Average Contribution Percentage for Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 2.0; provided that the Average Contribution Percentage for Participants who are Highly Compensated Employees does not exceed the prior Plan Year's Average Contribution Percentage for Participants who were Nonhighly Compensated Employees for the Prior Plan Year by more than two percentage points or such lesser amount as the Secretary of the Treasury shall prescribe.

To the extent specified in the Adoption Agreement or. if the Adoption Agreement specifies that the Plan is a safe harbor 401(k) plan with respect to the ACP safe harbor of Code section 401(m)(11) or 401(m)(12) (and ACP testing is required pursuant to Section 5.03(g)), the Average Contribution Percentage test in Subsection (1) and (2), above, will be applied by comparing the current Plan Year's Average Contribution Percentage for Participants who are Highly Compensated Employees for each Plan Year with the current Plan Year's Average Contribution Percentage for Participants who are Nonhighly Compensated Employees. The Employer must issue a supplemental notice if the Plan suspends safe harbor contributions and changes to a current year ADP (and ACP) testing method in accordance with 1.401(k)-3(d), (f) and (g).

The Employer may elect prior year testing for purposes of this Subsection 5.02(b) for a Plan Year only if the Plan has used current year testing for purposes of this Subsection 5.02(b) for each of the preceding 5 Plan Years (or if lesser, the number of Plan Years the Plan has been in existence) or if, as a result of a merger or acquisition described in Code section 410(b)(6)(C)(i), the Employer maintains both a plan using prior year testing and a plan using current year testing and the change is made within the transition period described in Code section 410(b)(6)(C)(ii).

If the Adoption Agreement provides that testing will be performed using the prior year data, for the first Plan Year the Plan permits any Participant to make Elective Deferrals or make contributions subject to this Section 5.02(b) and this Plan is not a successor Plan, the prior Plan Year's Average Contribution Percentage for Participants who are Nonhighly Compensated Employees shall be specified in the Adoption Agreement.

If, for the applicable year there are no eligible Nonhighly Compensated Employees (i.e., all of the Eligible Employees under the cash or deferred arrangement for the applicable year are Highly Compensated Employees), the tests described in this Subsection (b) are deemed to be satisfied for the Plan Year. The Plan shall also be deemed to meet the requirements of this Subsection 5.02(b) with respect to Matching Contributions and Voluntary Contributions under a collectively bargained plan (or the portion of a plan) that automatically satisfies Code section 410(b).

(c)Safe Harbor Plans. Pursuant to Treas. Reg. sections 1.401(k)-1(e)(7) and 1.401(m)-1(c)(2), the Plan may not use the nondiscrimination testing described in this Section for a Plan Year to the extent the Plan through its written terms is intended to satisfy the ADP safe harbor provisions of Code section 401(k)(12) or 401(k)(13) or the ACP safe harbor provisions of Code section 401(m)(11) or 401(m)(12) and the Plan fails to satisfy the requirements of such provisions for such Plan Year.

Section 5.03    SPECIAL RULES

(a)Highly Compensated Employee in More Than One Plan. The Actual Deferral Ratio and Actual Contribution Ratio for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals, Matching Contributions and Voluntary Contributions (and Qualified Non-Elective Contributions if used to satisfy the tests described in Subsections 5.02(a) and (b)) allocated to his Accounts under two or more arrangements described in Code sections 401(k) and 401(m) that are maintained by the Employer, shall be determined as if such Elective Deferrals and contributions were made under a single arrangement. If a Highly Compensated Employee participates in two or more arrangements, whether or not they have different Plan Years, all such elective deferrals and contributions made during the Plan Year under all such arrangements shall be aggregated. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code section 401(k) or 401(m).

(b)Contributions Used in Determining Ratios. All or part of the Qualified Non-Elective Contributions and Qualified Matching Contributions that are made with respect to any or all Participants may be treated as Elective Deferrals or Matching Contributions for purposes of meeting the requirements of Subsections 5.02(a) and (b). In addition, the Plan Administrator may use any Employer or Employee contribution to meet the requirements of the ADP and ACP tests of Section 5.02 to the extent permitted by applicable Treasury Regulations. The Employer may make additional contributions that are taken into account for the ACP test

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under Subsection 5.02(b) that, in combination with the other contributions taken into account under this Subsection 5.03(b), will allow the Plan to satisfy the requirements of such Subsection. However, to the extent the Plan uses the prior year testing method, in order to be included in Actual Deferral Ratios and the Actual Contribution Ratios of Nonhighly Compensated Employees, Qualified Non-Elective Contributions and Qualified Matching Contributions must be made no later than the last day of the Plan Year being tested.

(c)Contributions Only Used Once. Qualified Non-Elective Contributions and Qualified Matching Contributions shall not be taken into account under the ADP test to the extent such contributions are taken into account for purposes of satisfying any other ADP test, any other ACP test, or the requirements of Treas. Reg. sections 1.401(k)-3, 1.401(m)-3 or 1.401(k)-4. In order to be taken into account for purposes of satisfying the ADP test, Matching Contributions must be (1) allocated to the Employee's Account under the terms of the Plan as of a date within that year; (2) made on account of (or on the basis of) the Participant's Matched Employee Contributions for that year; and (3) actually paid to the Plan no later than the end of the 12-month period immediately following the year that contains that date. If the Plan switches from the current year testing method to the prior year testing method, Qualified Non-Elective Contributions and Qualified Matching Contributions that are taken into account under the current year testing method for a year may not be taken into account under the prior year testing method for the next year.

(d)Aggregation of Plans. In the event that this Plan satisfies the requirements of Code sections 401(k), 401(m), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then Section 5.02 shall be applied as if all such plans were a single plan. The Plan may not be aggregated for testing purposes if the plans to be aggregated use differing testing methods (i.e., current year/prior year). For example, a plan (within the meaning of Treas. Reg. section 1.410(b)-7(b)) that applies the current year testing method may not be aggregated with another plan that applies the prior year testing method. Similarly, an Employer may not aggregate a plan (within the meaning of Treas. Reg. section 1.410(b)-7(b)): (1) using the ADP safe harbor provisions of Code section 401(k)(12) or 401(k)(13) and another plan that is using the ADP test of Code section 401(k)(3); or (2) using the ACP safe harbor provisions of Code section 401(m)(11) or 401(m)(12) and another plan that is using the ACP test of Code section 401(m)(2). The Employer may also treat two or more separate collective bargaining units as a single collective bargaining unit, provided that the combinations of units are determined on a basis that is reasonable and reasonably consistent from year to year.

(e)Matching Contributions in a Safe Harbor Plan. If the Plan satisfies the ACP safe harbor requirements of Code section 401(m)(11) or 401(m)(12) for a Plan Year but nonetheless must satisfy the requirements of Section 5.02(b) because it provides for Voluntary Contributions, the Plan Administrator may elect to perform the tests under Section 5.02(b) with regard to Matching Contributions and Voluntary Contributions. If the Plan satisfies the ADP safe harbor requirements of Code section 401(k)(12) or 401(k)(13) using Qualified Matching Contributions but does not satisfy the ACP safe harbor requirements of Code section 401(m)(11) or 401(m)(12), the Plan Administrator is permitted to perform the tests under Section 5.02(b) by excluding Matching Contributions with respect to all Participants that do not exceed 4% of each Employee's Plan Compensation.

(f)Disproportionate Contributions.

(1)Qualified Non-Elective Contributions. All or part of a Nonhighly Compensated Employee's Qualified Non-Elective Contributions may be taken into account in meeting the ADP test under Section 5.02(a) or ACP test under Section 5.02(b) only to the extent that such contributions are not treated as disproportionate within the meaning of Treas. Reg. sections 1.401(k)-2(a)(6) or 1.401(m)-2(a)(6) and the Plan uses the current year testing method.

(2)Qualified Matching Contributions. All or part of a Nonhighly Compensated Employee's Matching Contributions may be taken into account in meeting the ACP test under Section 5.02(b) only to the extent that such contributions are not treated as disproportionate within the meaning of Treas. Reg. section 1.401(m)-2(a)(5)(ii) and the Plan uses the current year testing method.

(g)Code Section 410(a) Excludable Employees. The Employer may treat, pursuant to applicable Treasury Regulations, Participants who have not met the minimum age and service requirements of Code section 410(a)(1)(A) as comprising a separate plan for purposes of Section 5.02 pursuant to Subsection (1) or (2), provided the disaggregated Plan separately satisfies the requirements of Code section 410(b) and the Plan does not utilize Section 5.03(h).

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ARTICLE 5 LIMITATIONS ON CONTRIBUTIONS

(1)Annual Entry Date. The Plan Administrator may treat Participants who have not met the minimum age and service requirements of Code section 410(a)(1)(A) before the first day of the seventh month of the Plan Year as comprising a separate plan. If the Plan provides safe harbor contributions, Participants not considered in the separate plan must be eligible for safe harbor contributions for the entire Plan Year.

(2)Semi-Annual or More Frequent Entry Date. The Plan Administrator may treat Participants who have not met the minimum age and service requirements of Code section 410(a)(1)(A) using one of the entry dates specified in the Plan (not less frequently than semi-annual) before the last day of the Plan Year as comprising a separate plan. Contributions of Participants who have an entry date during the applicable Plan Year shall not be counted in the separate plan.

(h)Excludable Nonhighly Compensated Employees. The Employer may also, pursuant to applicable Treasury Regulations, exclude all Nonhighly Compensated Employees who have not met the minimum age and service requirements of Code section 410(a)(1)(A) (pursuant to Subsection (g)(1) or (2)) from consideration in determining whether the requirements of Section
5.02 are met, provided the disaggregated Plan consisting of such excludable Nonhighly Compensated Employees separately satisfies the requirements of Code section 410(b) and the Plan does not utilize Section 5.03(g).

(i)Correction Methods. The Plan may, pursuant to applicable Treasury Regulations, do any of the following to avoid or correct excess contributions or excess aggregate contributions: (1) provide for the use of any of the correction methods described herein; (2) limit contributions in a manner designed to prevent excess contributions from being made; or (3) use a combination of these methods.

(j)Plans Using Differing Testing Methods. A Plan may use differing testing methods (i.e., current year/prior year) for the ADP and ACP tests of Section 5.02. For example, the Plan may use the prior year testing method for the ADP test of Section 5.02(a) and the current year testing method for its ACP test of Section 5.02(b) for a Plan Year. In addition to the prohibition on recharacterization specified in Section 5.04(a), a Plan that uses differing methods may not use Elective Deferrals in the ACP test of Section 5.02(b) and may not use Qualified Matching Contributions in the ADP test of Section 5.02(a).

(k)Special Rules Regarding Prior Year Data. If the Plan uses the prior year testing method for either the ADP or ACP test in Section 5.02 and is involved in a Plan coverage change as defined in Treas. Reg. section 1.401(k)-2(c)(4) or 1.401(m)-2(c)(4), then any adjustments to the Nonhighly Compensated Employees' prior year percentages will be made in accordance with such regulations.

(l)Plan Year Requirements for Safe Harbor Plans. To the extent the Plan is designed to satisfy Code section 401(k)(12) or 401(k)(13), the Plan Year must satisfy the requirements of Treas. Reg. section 1.401(k)-3(e)(1), taking into account the special provisions of 1.401(k)-3(e)(2) for the initial Plan Year. A short Plan Year may exist provided the requirements of Treas. Reg. section 1.401(k)-3(e)(3) are satisfied. The final Plan Year of a terminating plan may be less than 12 months provided the requirements of Treas. Reg. section 1.401(k)-3(e)(4) are satisfied. A safe harbor Plan Year may also be less than 12 months if the Plan is amended out of safe harbor status pursuant to Treas. Reg. section 1.401(k)-3(g).

(m)Regulations. Sections 5.02 through 5.04 shall be interpreted in accordance with applicable IRS regulations.

Section 5.04    CORRECTION OF DISCRIMINATORY CONTRIBUTIONS

(a)Elective Deferrals. In the event the nondiscrimination tests of Section 5.02(a) are not satisfied with respect to Elective Deferrals for any Plan Year, excess contributions for the Plan Year determined as set forth in Paragraph (1) shall be corrected as set forth in Paragraph (2):

(1)Determination of excess contributions. The Elective Deferrals of the Highly Compensated Employee with the highest Actual Deferral Ratio shall be reduced until the nondiscrimination tests imposed by Section 5.02(a) would be satisfied, or until the Actual Deferral Ratio of the Highly Compensated Employee would equal the Actual Deferral Ratio of the Highly Compensated Employee with the next highest Actual Deferral Ratio. This process shall be repeated until the nondiscrimination tests imposed by Section 5.02(a) are satisfied. The amount of excess contributions is equal to the sum of these hypothetical reductions multiplied, in each case, by the respective Highly Compensated Employee's Section 414(s) Compensation (including deferrals to the extent that they are taken into account in determining testing ratios).

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(2)Distribution of excess contributions. Excess contributions shall be allocated to the Highly Compensated Employees with the largest dollar amounts of contributions taken into account in calculating the Average Deferral Percentage test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest dollar amount of such contributions and continuing in descending order until all of the excess contributions have been allocated. To the extent a Highly Compensated Employee has not reached his or her Catch-up Contribution limit as specified in Section 5.01(d), excess contributions allocated to such Highly Compensated Employee are deemed Catch-up Contributions and will not be treated as excess contributions. The amount of excess contributions is reduced by any amounts previously distributed from the Plan to correct Excess Elective Deferrals under Section 5.01 for the Employee's taxable year ending with or within the Plan Year. The distribution of the amount allocated to each Highly Compensated Employee, as adjusted for income allocable to the excess contributions, shall occur within 12 months of the close of the Plan Year for which the Elective Deferrals were made. The income/loss allocable to excess contributions is equal to the sum of the allocable gain or loss for the Plan Year. Elective Deferrals not taken into account in determining Matching Contributions under Section 4.02 shall be distributed first. In the event a Participant receives a distribution of Elective Deferrals that were taken into account in determining Matching Contributions, the Participant shall forfeit such Matching Contributions that were allocated to the Participant by reason of the distributed Elective Deferrals to the extent that additional Matching Contributions are not made pursuant to Treas. Reg. section 1.401(a)(4)-11(g)(3)(vii)(B). Amounts forfeited shall be used pursuant to Section 6.03(d). If the Plan does not correct excess contributions within 2-1/2 months (6 months in the case of an eligible automatic contribution arrangement where all Participants are Covered Employees), or such other time frame as may be prescribed by the Secretary of the Treasury, after the close of the Plan Year for which the excess contributions are made, the Employer will be liable for a 10% excise tax on the amount of the excess contributions to the extent provided in Code section 4979.

(3)Recharacterization. If the Plan permits Voluntary Contributions and if the Plan uses the same testing methods (current year/prior year) in Subsection 5.02(a) and (b), the Plan Administrator may treat excess contributions as an amount distributed to the Participant and then contributed by the Participant to the Plan as a Voluntary Contribution. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Recharacterized amounts will be subject to ACP testing and limitations. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Voluntary Contributions made by that Employee would exceed any stated limit under the Plan on Voluntary Contributions. Recharacterization must occur no later than two and one-half months after the last day of the Plan Year in which such excess contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received them in cash.

(4)Refunds. If the Plan permits Roth Elective Deferrals, the Participant may elect to have refunds made either from his Pre-tax Elective Deferrals or Roth Elective Deferrals or any combination thereof. Unless a Participant otherwise specifies, a distribution of Excess Elective Deferrals for a year shall be made first from the Participant's pre-tax Elective Deferral account, to the extent such deferrals were made for the year.

(b)Matching Contributions and Voluntary Contributions. In the event the nondiscrimination tests of Section 5.02(b) are not satisfied with respect to Matching Contributions and Voluntary Contributions for any Plan Year, excess aggregate contributions and Voluntary Contributions for the Plan Year determined as set forth in Paragraph (1) shall be corrected as set forth in Paragraph (2).

(1)Determination of excess aggregate contributions. The determination of the amount of excess aggregate contributions resulting from the application of the ACP test may only be made after determining the excess contributions to be recharacterized as Voluntary Contributions under Section 5.04(a)(3). The Matching Contributions and Voluntary Contributions of the Highly Compensated Employee with the highest Actual Contribution Ratio shall be reduced until the nondiscrimination tests imposed by Section 5.02(b) would be satisfied, or until the Actual Contribution Ratio of the Highly Compensated Employee would equal the Actual Contribution Ratio of the Highly Compensated Employee with the next highest Actual Contribution Ratio. This process shall be repeated until the nondiscrimination tests imposed by Section 5.02(b) are satisfied. The amount of excess aggregate contributions and Voluntary Contributions is equal to the sum of these hypothetical reductions multiplied, in each case, by the respective Highly Compensated Employee's Section 414(s) Compensation (including deferrals to the extent that they are taken into account in determining testing ratios).

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ARTICLE 5 LIMITATIONS ON CONTRIBUTIONS

(2)Correction of excess aggregate contributions. Excess aggregate contributions and Voluntary Contributions shall be allocated to the Highly Compensated Employees with the largest dollar amounts of contributions taken into account in calculating the Average Contribution Percentage test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest dollar amount of such contributions and continuing in descending order until all of the excess contributions have been allocated. The correction of the amount allocated to each Highly Compensated Employee, as adjusted for income allocable to the excess aggregate contributions, shall occur within 12 months of the close of the Plan Year for which the Matching Contributions and Voluntary Contributions were made. The income/loss allocable to excess aggregate contributions is equal to the sum of the allocable gain or loss for the Plan Year. Excess aggregate contributions and Voluntary Contributions shall be corrected in the following order: (i) Voluntary Contributions not taken into account in determining Matching Contributions under Article 4 shall be distributed; (ii) any other Voluntary Contributions not described in clause (i) shall be distributed and their related Matching Contributions shall be forfeited to the extent that additional Matching Contributions are not made pursuant to Treas. Reg. section 1.401(a)(4)-11(g)(3)(vii)(B); and (iii) vested Matching Contributions shall be distributed and nonvested Matching Contributions forfeited. Amounts forfeited shall be used pursuant to Section 6.03(d). If the Plan does not correct excess contributions within 2-1/2 months (6 months in the case of an eligible automatic contribution arrangement where all Participants are Covered Employees), or such other time frame as may be prescribed by the Secretary of the Treasury, after the close of the Plan Year for which the excess contributions are made, the Employer will be liable for a 10% excise tax on the amount of the excess contributions to the extent provided in Code section 4979.

Section 5.05    MAXIMUM AMOUNT OF ANNUAL ADDITIONS

(a)General Rule.

(1)One Plan. If the Participant does not participate in, and has never participated in another qualified plan maintained by the Employer or a welfare benefit fund, as defined in Code section 419(e) maintained by the Employer, or an individual medical account, as defined in Code section 415(l)(2), maintained by the Employer, or a simplified employee pension plan, as defined in Code section 408(k), maintained by the Employer, which provides an Annual Addition, the amount of Annual Additions which may be credited to the Participant's Account for any Limitation Year will not exceed the lesser of the maximum permissible amount specified in Section 5.05(b) or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed such maximum permissible amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the maximum permissible amount.

(2)Multiple Plans. This Subsection 5.05(a)(2) applies if, in addition to this Plan, the Participant is covered under another qualified defined contribution plan maintained by the Employer, a welfare benefit fund maintained by the Employer, an individual medical account maintained by the Employer, or a simplified employee pension plan maintained by the Employer, that provides an Annual Addition during any Limitation Year. The Annual Additions which may be credited to a Participant's Account under this Plan for any such Limitation Year will not exceed the maximum permissible amount specified in Section 5.05(b) reduced by the Annual Additions credited to a Participant's account under the other qualified defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pension plans for the same Limitation Year.

(b)Maximum Permissible Amount. The maximum permissible amount is the lesser of:

(1)$40,000, as adjusted for increases in the cost-of-living under Code section 415(d); or

(2)100% of the Participant's Statutory Compensation for the Limitation Year. The compensation limit referred to in this Subsection (b)(2) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code sections 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition. Notwithstanding the preceding sentence, Statutory Compensation for purposes of Section 5.05 for a Participant in a defined contribution plan who is permanently and totally disabled (as defined in Code section 22(e)(3)) is the compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled.

Prior to determining the Participant's actual Statutory Compensation for the Limitation Year, the Employer may determine the maximum permissible amount for a Participant on the basis of a reasonable estimation of the Participant's Statutory

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Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the maximum permissible amount for the Limitation Year will be determined on the basis of the Participant's actual Statutory Compensation for the Limitation Year.

(c)Correction of Excess. If there is an allocation in excess of the Maximum Permissible Amount, the Plan Administrator shall correct such excess pursuant to the procedures outlined under Employee Plans Compliance Resolution System as described in Rev. Proc. 2016-51 and any superseding guidance.

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ARTICLE 6 VESTING

Section 6.01    PARTICIPANT CONTRIBUTIONS

A Participant shall have a fully (100%) vested and nonforfeitable interest in his Elective Deferral Account, Voluntary Contribution Account, Rollover Contribution Account, In-Plan Roth Rollover Account, Qualified Non-Elective Contribution Account, Qualified Matching Contribution Account and contributions used to satisfy ADP safe harbor requirements of Code section 401(k)(12).

Section 6.02    EMPLOYER CONTRIBUTIONS

The Participant's interest in his Matching Contribution Account, Non-Elective Contribution Account, Pension Contribution Account and contributions used to satisfy ADP safe harbor requirements of Code section 401(k)(13) shall vest based on his Years of Vesting Service in accordance with the terms of the Adoption Agreement.

For purposes of the Adoption Agreement, "2-6 Year Graded", "1-5 Year Graded", "1-4 Year Graded", "3 Year Cliff" and "2 Year Cliff" shall be determined in accordance with the following schedules:

"2-6 Year Graded":	Years of Vesting Service Less than Two Years	Vesting Percentage 0%
	Two Years but less than Three Years	20%
	Three Years but less than Four Years	40%
	Four Years but less than Five Years	60%
	Five Years but less than Six Years	80%
	Six or More Years	100%
"1-5 Year Graded":	Less than One Year	0%
	One Year but less than Two Years	20%
	Two Years but less than Three Years	40%
	Three Years but less than Four Years	60%
	Four Years but less than Five Years	80%
	Five or More Years	100%
"1-4 Year Graded":	Less than One Year	0%
	One Year but less than Two Years	25%
	Two Years but less than Three Years	50%
	Three Years but less than Four Years	75%
	Four or More Years	100%
"3 Year Cliff":	Less than Three Years	0%
	Three or More Years	100%
"2 Year Cliff":	Less than Two Years	0%
	Two or More Years	100%

Notwithstanding the foregoing, a Participant shall become fully (100%) vested upon his attainment of Normal Retirement Age while an Employee. In addition, the Adoption Agreement may provide that a Participant will become fully (100%) vested upon
(a) his death while an Employee, (b) his suffering a Disability while an Employee, or (c) attaining his Early Retirement Age while an Employee. If a Participant dies while performing Qualified Military Service, the survivors of the Participant are entitled to any

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additional benefits provided under the Plan as if the Participant had resumed and then terminated employment on account of death pursuant to Code section 401(a)(37). If Participants become fully (100%) vested upon death while an Employee, Participants shall also become fully (100%) vested upon death while performing Qualified Military Service.

A Participant's Transfer Account, if any, shall remain subject to the vesting schedule that applied to the Account immediately prior to the transfer.

Section 6.03    FORFEITURES

(a)Participants Receiving a Distribution. A Participant who receives a distribution of the value of the entire vested portion of his Account shall forfeit the nonvested portion of such Account as soon as administratively feasible after such distribution; but no later than the end of the Plan Year following the Plan Year during which such distribution occurred. If the Participant elects to the extent permitted by Article 7 to have distributed less than the entire vested portion of the Account balance derived from Employer contributions, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer-derived Account balance. No forfeitures will occur solely as a result of a Participant's withdrawal of Employee contributions.

For purposes of this Section, if the value of a Participant's vested Account balance is zero upon Termination, the Participant shall be deemed to have received a distribution of such vested Account.

(b)Participants Not Receiving a Distribution. The nonvested portion of the Account balance of a Participant who has a Termination of Employment and does not receive a complete distribution of the vested portion of his Account shall be forfeited as soon as administratively feasible after the date he incurs five consecutive One-Year Breaks in Service (One-Year Periods of Severance if the Plan uses the Elapsed Time Method); but no later than the end of the Plan Year following the Plan Year during which such break in service occurred.

(c)Reemployment.

(1)Before Five One-Year Breaks. Unless otherwise elected in the Adoption Agreement, if a Participant receives or is deemed to receive a distribution pursuant to this Section and the Participant resumes employment covered under this Plan and who also meets the requirements of Code sections 411(a)(7)(B) and (C), the Participant's Employer-derived Account balance will be restored to the amount on the date of distribution if the Participant repays to the Plan the full amount of the distribution (including Elective Deferrals and Voluntary Contributions if any) before the earlier of 5 years after the first date on which the Participant is subsequently reemployed by the Employer, or the date the Participant incurs 5 consecutive One-Year Breaks in Service (One-Year Periods of Severance if the Plan uses the Elapsed Time Method) following the date of the distribution. If a zero-vested Participant is deemed to receive a distribution pursuant to this Section, and the Participant resumes employment covered under this Plan before the date the Participant incurs 5 consecutive One-Year Breaks in Service (One-Year Periods of Severance if the Plan uses the Elapsed Time Method), upon the reemployment of such Participant, the Employer-derived Account balance of the Participant will be restored to the amount on the date of such deemed distribution. Forfeitures that are restored pursuant to the foregoing shall be accomplished by an allocation of forfeitures, or if such forfeitures are insufficient, by a special Employer contribution.

(2)After Five One-Year Breaks. If a Participant resumes employment as an Eligible Employee after forfeiting the nonvested portion of his Account balance after 5 consecutive One-Year Breaks in Service (One-Year Periods of Severance if the Plan uses the Elapsed Time Method) and is not fully (100%) vested upon reemployment, the Participant's Account balance attributable to his pre-break service shall be kept separate from that portion of his Account balance attributable to his post-break service until such time as his post-break Account balance becomes fully (100%) vested. A Participant with a balance in his Elective Deferral Account shall be considered a vested Participant for purposes of Code section 411(a)(6)(D)(iii).

(d)Disposition of Forfeitures. Amounts forfeited from a Participant's Account shall be used to restore forfeitures or reduce Employer contributions (or reallocate as Employer contributions) made pursuant to Article 4, or to pay reasonable Plan expenses to the extent specified in the Adoption Agreement. Forfeitures cannot be used as Elective Deferrals. Any such disposition

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of forfeitures from a Participant's Account shall be made no later than the end of the Plan Year following the Plan Year during which the forfeiture occurred.

(e)Vesting Following In-Service Withdrawals or Payment in Installments. If a distribution is made at a time when a Participant has a nonforfeitable right to less than 100% of his Account derived from Employer contributions and the Participant may increase the nonforfeitable percentage in the Account:

(1)A separate Account will be established for the Participant's interest in the Plan as of the time of the distribution, and

(2)At any relevant time the Participant's nonforfeitable portion of the separate Account will be equal to an amount ("X") determined by the formula:

X = P(AB + (R x D)) - (R x D)

For purposes of applying the formula: P is the nonforfeitable percentage at the relevant time; AB is the Account balance at the relevant time; D is the amount of the distribution; and R is the ratio of the Account balance at the relevant time to the Account balance after distribution.

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ARTICLE 7 DISTRIBUTIONS

Section 7.01    COMMENCEMENT OF DISTRIBUTIONS

(a)Early and Normal Retirement. A Participant, upon attainment of his Normal Retirement Date, shall be entitled to retire and to receive his Account as his benefit hereunder pursuant to Section 7.02. To the extent permitted in the Adoption Agreement, a Participant may, at any time after reaching his Early Retirement Date but before Termination, elect to have the Plan Administrator commence the distribution of his benefit pursuant to Section 7.02 by providing the Plan Administrator with a written election to that effect. Any such written election shall state the date upon which distribution of benefits is to commence and shall be effective upon delivery to the Plan Administrator.

(b)Late Retirement. If a Participant continues in the employ of the Employer beyond his Normal Retirement Date, his participation under the Plan shall continue, and his benefits under the Plan shall commence following his actual Termination of Employment pursuant to Section 7.02. To the extent permitted in the Adoption Agreement, a Participant may, at any time after reaching his Normal Retirement Date but before actual retirement, elect to have the Plan Administrator commence the distribution of his benefit pursuant to Section 7.02 by providing the Plan Administrator with a written election to that effect. Any such written election shall state the date upon which distribution of benefits is to commence and shall be effective upon delivery to the Plan Administrator.

(c)Disability Retirement. Except as may be otherwise provided in the Adoption Agreement, if a Participant becomes Disabled, he shall become entitled to receive his vested Account pursuant to Section 7.02 following the date he has a Termination of Employment.

(d)Death. If a Participant dies, either before or after his Termination of Employment, his Beneficiary designated pursuant to Section 7.04 shall become entitled to receive the Participant's vested Account pursuant to Section 7.02.

(e)Termination of Employment. A Participant shall become entitled to receive his vested Account pursuant to Section
7.02 following the date he has a Termination of Employment. A Participant shall not be entitled to a distribution from his Elective Deferral Account, Qualified Non-Elective Contribution Account or Qualified Matching Contributions (and earnings attributable to these contributions) unless he has had a "severance from employment" within the meaning of Code section 401(k)(2)(B)(i)(I).

Section 7.02    TIMING AND FORM OF DISTRIBUTIONS

(a)Distribution for Reasons Other Than Death. If a Participant's Account balance becomes distributable pursuant to Section 7.01 for any reason other than death and such amount is not required to be distributed in the form of a Qualified Joint and Survivor Annuity pursuant to Section 7.10, payment of his vested Account shall commence at such times and shall be payable in the form and at such times as specified in the Adoption Agreement. To the extent permitted in the Adoption Agreement, a Participant may elect to have the Plan Administrator apply his entire Account toward the purchase of an annuity contract. The terms of such annuity contract shall comply with the provisions of this Plan and any annuity contract shall be nontransferable and shall be distributed to the Participant.

The method of distribution shall be selected by the Participant on a form prescribed by the Plan Administrator. If no such selection is made by the Participant, payment shall be made in the form of a lump sum distribution unless the Adoption Agreement provides for different normal form of payment or payment is required to be made in the form of a Qualified Joint and Survivor Annuity pursuant to Section 7.10 of the Adoption Agreement. No distribution shall be made if the Participant is rehired by the Employer before payments commence.

(b)Distribution on Account of Death.

(1)Before Distribution Has Begun. If the Participant dies before distribution of his Account begins and such amount is not required to be distributed in the form of a qualified preretirement survivor annuity pursuant to Section 7.10, distribution of the Participant's entire Account, including any amounts attributable to an investment in a deferred annuity contract,

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shall be completed by the time and in the manner specified in the Adoption Agreement. To the extent permitted in the Adoption Agreement, payments may be made at least as rapidly as over the following periods:

(A)A complete distribution shall be made by December 31 of the calendar year containing the fifth anniversary of the Participant's death;

(B)Distributions may be made over the life or over a period certain not greater than the life expectancy of the Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died; or

(C)If the Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with Subparagraph (B) above shall not be earlier than the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant died and (ii) December 31 of the calendar year in which the Participant would have attained age 70-1/2.

If the Plan permits Participant elections under this Subsection (b)(1) and the Participant has not made an election as to form of payment by the time of his death, the Participant's Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this Section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated beneficiary, pursuant to applicable Treasury Regulations, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

If the surviving spouse dies after the Participant, the provisions of this Subsection (b)(1), with the exception of Subparagraph (C) therein, shall be applied as if the surviving spouse were the Participant.

(2)After Distribution Has Begun. If the Participant dies after distribution of his Account has begun, the remaining portion of such Account will continue to be distributed at least as rapidly as the method of distribution being used prior to the Participant's death. If the Participant's Account was not being distributed in the form of an annuity at the time of his death: (i) distribution of the Participant's entire Account, including any amounts attributable to an investment in a deferred annuity contract, shall be completed by the time and in the manner specified in the Adoption Agreement; and (ii) the Beneficiary may elect to receive the Participant's remaining vested Account balance in a lump sum distribution. To the extent permitted in the Adoption Agreement, payments may be made at least as rapidly as over the following periods:

(A)A complete distribution shall be made by December 31 of the calendar year containing the fifth anniversary of the Participant's death; or

(B)Distributions shall continue to be distributed at least as rapidly as the method of distribution being used prior to the Participant's death.

The Beneficiary shall provide the Plan Administrator with the death notice or other sufficient documentation before any payments are made pursuant to this Subsection.

(c)Valuation Date. The distributable amount of a Participant's Account is the vested portion of his Account as of the Valuation Date coincident with or next preceding the date distribution is made to the Participant or Beneficiary as reduced by any subsequent distributions, withdrawals or loans.

(d)Ordering Rule. The Plan Administrator shall operationally determine the ordering rule for distributions; provided that such ordering rule is nondiscriminatory. Such ordering rule may provide that the Participant or Beneficiary may elect to have payments made first or last from his Roth Elective Deferral Account or Voluntary Contribution Account or in any combination of such Accounts and any other Account.

(e)Restriction on Deferral of Payment. Unless otherwise elected, benefit payments under the Plan will begin to a Participant not later than the 60th day after the latest of the close of the Plan Year in which:

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(1)the Participant attains his Normal Retirement Date;

(2)occurs the 10th anniversary of the year in which his participation commenced; or

(3)the Participant has a Termination of Employment.

Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

(f)Minimum Distribution Requirements. Distributions shall be made in a method that is in conformance with the requirements set forth in Section 7.05. Section 7.05 shall not be deemed to create a type of benefit (e.g., installment payments, lump sum within five years or immediate lump sum payment) to any class of Participants and Beneficiaries that is not otherwise permitted by the Plan.

Section 7.03    FORCE-OUT OF SMALL BALANCES

(a)Vested Account Balance Does Not Exceed $5,000. Notwithstanding the foregoing, if involuntary force-out is selected in the Adoption Agreement and the vested amount of an Account payable to a Participant or Beneficiary does not exceed
$5,000 (or such lesser amount specified in the Adoption Agreement) at the time such individual becomes entitled to a distribution hereunder (or at any subsequent time established by the Plan Administrator to the extent provided in applicable Treasury Regulations), such vested Account shall be paid in a lump sum to the extent it is not subject to the automatic rollover provisions of Section 7.06(c) below.

(b)Vested Account Balance Exceeds $5,000. If the value of a Participant's vested Account balance exceeds $5,000 or such lesser amount as specified in the Adoption Agreement and the Account balance is immediately distributable, the Participant must consent to any distribution of such Account balance. Notwithstanding the foregoing and unless otherwise specified in the Adoption Agreement, payments shall commence as of the Participant's Required Beginning Date in the form of a lump sum or installment payments. The Participant's consent shall be obtained in writing within the 180-day period ending on the Annuity Starting Date. The Plan Administrator shall notify the Participant of the right to defer any distribution until the date specified in the Adoption Agreement. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan, and shall be provided no less than 30 days and no more than 180 days prior to the Annuity Starting Date. Except to the extent provided in Section 7.10, distribution may commence less than 30 days after the notice described in the preceding sentence is given, provided the Plan Administrator clearly informs the Participant that he has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and the Participant, after receiving the notice, affirmatively elects a distribution. In the event a Participant's vested Account balance becomes distributable without consent pursuant to this Subsection (b), and the Participant fails to elect a form of distribution, the vested Account balance of such Participant shall be paid in a single sum except to the extent provided in Section 7.10.

(c)For purposes of this Section 7.03, the Participant's vested Account balance shall not include amounts attributable to accumulated deductible Employee contributions within the meaning of Code section 72(o)(5)(B).

(d)Required Distributions and Plan Termination. Consent of the Participant or his spouse shall not be required to the extent that a distribution is required to satisfy Code sections 401(a)(9), 401(k), 401(m), 402(g) or 415. In addition, upon termination of this Plan the Participant's Account balance shall be distributed to the Participant in a lump sum distribution unless payment is made in the form of a Qualified Joint and Survivor Annuity pursuant to Section 7.10. However, if the Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code section 4975(e)(7)), then the Participant's Account balance will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

(e)Treatment of Rollovers. If elected in the Adoption Agreement, Rollovers shall be disregarded in determining the value of the Account balance for involuntary distributions. For purposes of this Section 7.03, the Participant's vested Account

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balance shall not include that portion of the Account balance that is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of Code sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16).

Section 7.04    BENEFICIARY

(a)Beneficiary Designation Right. Except as provided in Section 7.04(b) and Section 7.10, each Participant, and if the Participant has died, the Beneficiary of such Participant, shall have the right to designate one or more primary and one or more secondary Beneficiaries to receive any benefit becoming payable upon such individual's death. To the extent that a Participant's Account is not subject to Section 7.10, the spouse of a married Participant shall be the sole primary Beneficiary of such Participant unless the requirements of Subsection (b) are met. To the extent that a Participant's Account is subject to Section 7.10, the spouse of a married Participant shall be the Beneficiary of such portion of the Participant's Account as specified in the Adoption Agreement unless the spouse waives his or her rights to such benefit pursuant to Section 7.10. All Beneficiary designations shall be in writing in a form satisfactory to the Plan Administrator and shall only be effective when filed with the Plan Administrator during the Participant's lifetime (or if the Participant has died, during the lifetime of the Beneficiary of such Participant who desires to designate a further Beneficiary). Except as provided in Section 7.04(b) or Section 7.10, as applicable, each Participant (or Beneficiary) shall be entitled to change his Beneficiaries at any time and from time to time by filing written notice of such change with the Plan Administrator.

(b)Form and Content of Spouse's Consent. To the extent that a Participant's Account is not subject to Section 7.10, the Participant may designate a Beneficiary other than his spouse pursuant to this Subsection if: (1) the spouse has waived the spouse's right to be the Participant's Beneficiary in accordance with this Subsection; (2) the Participant has no spouse; or (3) the Plan Administrator determines that the spouse cannot be located or such other circumstances exist under which spousal consent is not required, as prescribed by Treasury Regulations. If required, such consent: (1) shall be in writing; (2) shall designate a beneficiary (or a form of benefit) which may not be changed without spousal consent (or permits Beneficiary designations by the Participant without the spouse's further consent); (3) shall acknowledge the effect of the consent; and (4) shall be witnessed by a Plan representative or notary public. Any consent by a spouse, or establishment that the consent of a spouse may not be obtained, shall not be effective with respect to any other spouse. Any spousal consent that permits subsequent changes by the Participant to the Beneficiary designation without the requirement of further spousal consent shall acknowledge that the spouse has the right to limit such consent to a specific Beneficiary, and that the spouse voluntarily elects to relinquish such right.

(c)No Designated Beneficiary. Unless otherwise provided in the Adoption Agreement, in the event that the Participant fails to designate a Beneficiary, or in the event that the Participant is predeceased by all designated primary and secondary Beneficiaries, the death benefit shall be payable to the Participant's spouse or, if there is no spouse, to the Participant's children in equal shares by right of representation (one share for each surviving child and one share for each child who predeceases the Participant with living descendants) or, if there are no children, to the Participant's surviving parents in equal shares or, if there are no surviving parents, to the Participant's estate.

Section 7.05    MINIMUM DISTRIBUTION REQUIREMENTS

(a)General Rules.

(1)Effective Date. Subject to Section 7.10, the requirements of this Section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan.

(2)Construction. All distributions required under this Section shall be determined and made in accordance with the regulations under Code section 401(a)(9) and the minimum distribution incidental benefit requirement of Code section 401(a)(9)(G). Nothing contained in this Section shall be deemed to create a type of benefit (e.g., installment payments, lump sum within five years or immediate lump sum payment) to any class of Participants or Beneficiaries that is not otherwise permitted by the Plan.

(3)Limits on Distribution Periods. As of the first distribution calendar year, distributions to a Participant, if not made in a single sum, may only be made over one of the following periods:

(i)the life of the Participant;

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(ii)the joint lives of the Participant and a designated Beneficiary;

(iii)a period certain not extending beyond the life expectancy of the Participant; or

(iv)a period certain not extending beyond the joint life and last survivor expectancy of the Participant and a designated Beneficiary.

(b)Time and Manner of Distribution.

(1)Required Beginning Date. Unless an earlier date is specified in Section 7.02(b), the Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

(2)Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

(i)If the Participant's surviving spouse is the Participant's sole designated Beneficiary, then unless an earlier date is specified in Section 7.02(b), distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70-1/2, if later.

(ii)If the Participant's surviving spouse is not the Participant's sole designated Beneficiary, then, unless otherwise specified in Section 7.02(b), distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(iii)If there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death unless an earlier date is specified in Section 7.02(b).

(iv)If the Participant's surviving spouse is the Participant's sole designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse are required to begin, this Subsection (b)(2), other than Subsection (b)(2)(i), will apply as if the surviving spouse were the Participant except as otherwise provided in Section 7.02(b).

For purposes of this Subsection (b)(2) and Subsection (d), unless Subsection (b)(2)(iv) applies, distributions are considered to begin on the Participant's Required Beginning Date. If Subsection (b)(2)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Subsection (b)(2)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Subsection (b)(2)(i)), the date distributions are considered to begin is the date distributions actually commence.

(3)Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with Subsections (c) and (d) to the extent otherwise permitted by the Plan. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code 401(a)(9) and the regulations.

(c)Required Minimum Distributions During Participant's Lifetime.

(1)Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

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(i)the quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in Treas. Reg. section 1.401(a)(9)-9, Q&A-2 using the Participant's age as of the Participant's birthday in the distribution calendar year; or

(ii)if the Participant's sole designated Beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's Account balance by the number in the Joint and Last Survivor Table set forth in Treas. Reg. section 1.401(a)(9)-9, Q&A-3 using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

(2)Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Subsection (c) beginning with the first distribution calendar year and continuing up to, and including, the distribution calendar year that includes the Participant's date of death.

(3)The amount of the Required Minimum Distribution shall include the amount payable under a QLAC that has passed its annuity starting date defined as commencing not later than the first day of the month next following the Participant's 85th birthday.

(d)Required Minimum Distributions After Participant's Death.

(1)Death On or After Date Distributions Begin.

(i)Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated Beneficiary, determined as follows:

(A)The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(B)If the Participant's surviving spouse is the Participant's sole designated Beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

(C)If the Participant's surviving spouse is not the Participant's sole designated Beneficiary, the designated Beneficiary's remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

(ii)No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated Beneficiary as of the September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2)Death Before Date Distributions Begin.

(i)Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account balance by the remaining life expectancy of the Participant's designated Beneficiary, determined as provided in Subsection (d)(1).

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(ii)No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(iii)Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Subsection (b)(2)(i), this Subsection (d)(2) will apply as if the surviving spouse were the Participant.

(3)The amount of the Required Minimum Distribution shall include the amount payable under a QLAC that has passed its annuity starting date (as defined in the QLAC).

(e)Definitions.

(1)Designated Beneficiary. The individual who is designated by the Participant (or the Participant's surviving spouse) as the Beneficiary of the Participant's interest under the Plan and who is the designated Beneficiary under Code section 401(a)(9) and Treas. Reg. section 1.401(a)(9)-4.

(2)Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Subsection (b)(2). The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

(3)Life expectancy. Life expectancy is computed by use of the Single Life Table in Treas. Reg. section 1.401(a)(9)-9, Q&A-1.

(4)Participant's Account Balance. The Account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account as of dates in the valuation calendar year after the Valuation Date and decreased by: (i) distributions made in the valuation calendar year after the Valuation Date and (ii) any amount held in a QLAC that has not reached its annuity starting date (as defined in the QLAC). The Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

(f)TEFRA Section 242(b)(2) Elections.

(1)Notwithstanding any provision in the Plan to the contrary and subject to the requirements of Section 7.10, distribution on behalf of any Employee, including a More Than 5% Owner, who has made a designation under section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (a "section 242(b)(2) election") may be made in accordance with all of the following requirements (regardless of when such distribution commences):

(i)The distribution by the Plan is one which would not have disqualified such plan under Code section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984.

(ii)The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Plan is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

(iii)Such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

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(iv)The Employee had accrued a benefit under the Plan as of December 31, 1983.

(v)The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

(2)A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

(3)For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in Subsections (f)(1)(i) and (v).

(4)If a designation is revoked, any subsequent distribution must satisfy the requirements of Code section 401(a)(9) and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code section 401(a)(9) and the regulations thereunder, but for the section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life).

(5)In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Treas. Reg. section 1.401(a)(9)-8, Q&A-14 and Q&A-15, shall apply.

(g)Application of Five-Year Rule.

(1)To the extent permitted in Section 7.02(b), if the Participant dies before distributions are required to begin and there is a designated Beneficiary, distributions to the designated Beneficiary are not required to begin by the date specified in Subsection (b)(2), but the Participant's entire interest may be distributed to the designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving spouse is the Participant's sole designated Beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant.

(2)To the extent permitted in Section 7.02(b), Participants or Beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Subsections (b)(2), (d)(2) and (g)(1) applies to distributions after the death of a Participant who has a designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distributions would be required to begin under Subsections (b)(2), or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving spouse's) death. If neither the Participant nor Beneficiary makes an election under this paragraph, distributions will be made in accordance with Subsections (b)(2), (d)(2) and (g)(1).

Section 7.06    DIRECT ROLLOVERS

(a)In General. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this part, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution that is equal to at least $500 (or such lesser amount as determined by the Plan Administrator in a nondiscriminatory manner) paid directly to an eligible retirement plan specified by the distributee in a direct rollover. If an eligible rollover distribution is less than $500 (or such lesser amount as determined by the Plan Administrator in a

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nondiscriminatory manner), a distributee may not make the election described in the preceding sentence to roll over a portion of the eligible rollover distribution. This Paragraph shall be subject to Code sections 401(a)(31) and 402(f); Treas. Reg. sections 1.401(a)(31)-1, 1.402(c)-2 and 1.401(k)-1(f); and IRS Notices 2005-5, 2008-30, 2009-69, and 2009-75.

A non-spouse Beneficiary who is a designated Beneficiary within the meaning of Code section 401(a)(9)(E) may, after the death of the Participant, make a direct rollover of a distribution to an IRA established on behalf of the designated Beneficiary; provided the distributed amount satisfies all of the requirements to be an eligible rollover distribution other than the requirement that the distribution be made to the Participant or the Participant's spouse. Such direct rollovers shall be subject to the terms and conditions of IRS Notice 2007-7 and superseding guidance, including but not limited to the provision in Q&A-17 regarding required minimum distributions. The distributions described in this Paragraph shall be subject to Code sections 401(a)(31), 402(f) and 3405(c).

(b)Definitions.

(1)Eligible Rollover Distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); any hardship distribution; the portion of any other distribution(s) that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any other distribution(s) that is reasonably expected to total less than $200 (or such lesser amount as determined by the Plan Administrator in a nondiscriminatory manner) during a year. For purposes of the $200 rule in the preceding sentence, a distribution from a Roth Elective Deferral Account and a distribution from other Accounts under the Plan are treated as made under separate plans.

A portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax Employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code section 408(a) or (b), an annuity contract described in Code section 403(b), or to a qualified defined contribution plan described in Code section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

(2)Eligible Retirement Plan. An eligible retirement plan is an eligible plan under Code section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, an individual retirement account described in Code section 408(a), individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), an annuity contract described in Code section 403(b), or a qualified plan described in Code section 401(a), that accepts the distributee's eligible rollover distribution. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order, as defined in Code section 414(p).

If any portion of an eligible rollover distribution is attributable to payments or distributions from a Roth Elective Deferral Account, an eligible retirement plan shall only include another Roth elective deferral account under an applicable retirement plan described in Code section 402A(e)(1) or to a Roth IRA described in Code section 408A and only to the extent the rollover is permitted under the rules of Code section 402(c). The Plan will not provide for a direct rollover (including an automatic rollover) for distributions from a Participant's Roth Elective Deferral Account if the amount of the distributions that are eligible rollover distributions are reasonably expected to total less than $200 (or such lesser amount as determined by the Plan Administrator in a nondiscriminatory manner) during a year. In addition, if elected by the Plan Administrator in a nondiscriminatory manner, any distribution from a Participant's Roth Elective Deferral Account is not taken into account in determining whether distributions from a Participant's other Accounts are reasonably expected to total less than $200 during a year. The provisions of this Section that allow a Participant to elect a direct rollover of only a portion of an eligible rollover distribution but only if the amount rolled over is at least $500 are applied by treating any amount distributed from the Participant's Roth Elective Deferral Account as a separate distribution from any amount distributed from the Participant's other Accounts in the Plan, even if the amounts are distributed at the same time.

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(3)Distributee. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order, as defined in Code section 414(p), are distributees with regard to the interest of the spouse or former spouse.

(4)Direct Rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

(c)Automatic Rollovers. In the event of a force-out distribution greater than $1,000 (or such lesser amount as determined by the Plan Administrator in a nondiscriminatory manner) in accordance with the provisions of Section 7.03(a), if the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover or to receive the distribution directly in accordance with Section 7.02, then the Plan Administrator will pay the distribution in a direct rollover to an individual retirement plan designated by the Plan Administrator. Unless otherwise elected in the Adoption Agreement, the portion of the Participant's distribution attributable to any Rollover Contribution is included in determining whether the total amount of the Participant's Account balances under the Plan exceeds $1,000 for purposes of mandatory distributions from the Plan. Eligible rollover distributions from a Participant's Roth Elective Deferral Account are separately taken into account in determining whether the total amount of the Participant's Account balances under the Plan exceeds $1,000 for purposes of mandatory distributions from the Plan.

Section 7.07    MINOR OR LEGALLY INCOMPETENT PAYEE

If a distribution is to be made to an individual who is either a minor or legally incompetent, the Plan Administrator may direct that such distribution be paid to the legal guardian. If a distribution is to be made to such person and there is no legal guardian, the Plan Administrator may direct that payment be made to: (a) a parent of a minor, (b) a person holding a power of attorney; (c) a person authorized to act on behalf of such person under state law, or (d) the custodian for such person under the Uniform Transfer to Minors Act, if such is permitted by the laws of the state in which such minor resides. Such payment shall fully discharge the Trustee, Plan Administrator, Trust, and the Employer from further liability on account thereof.

Section 7.08    MISSING PAYEE

If all or any portion of the distribution payable to a Participant or Beneficiary remains unpaid because the Plan Administrator has been unable to ascertain the whereabouts of the Participant or Beneficiary after making reasonable efforts to contact the Participant or Beneficiary (which may include, but not be limited to, using certified mail, checking related plan and employer records, checking with a designated Beneficiary, using a commercial locating service, and using free electronic search tools) the Plan Administrator may use a reasonable method to remove the assets from the Plan that is consistent with ERISA and the Code. Such methods may include, but not be limited to, (a) creating an individual retirement plan designated by the Plan Administrator; or (b) the amount so distributable may be treated as a forfeiture under Article 6 hereof. Notwithstanding the foregoing, if a claim is subsequently made by the Participant or Beneficiary for the forfeited benefit pursuant to clause (b) of the preceding sentence, such benefit shall be reinstated without any credit or deduction for earnings and losses. Amounts may be forfeited from a Participant's Account under this Section only in the case of a continuing plan (see Section 7.09 for distribution options to missing payees in the event of Plan termination). Amounts forfeited under this Section shall be used pursuant to Section 6.03(d).

Section 7.09    DISTRIBUTIONS UPON TERMINATION OF PLAN

Except as provided in Sections 7.10 and 12.03, a Participant shall receive the balance of his Account in a lump sum payment upon termination of the Plan without the establishment of an alternative defined contribution plan (as described in Treas. Reg. section 1.401(k)-1(d)(4)) other than an employee stock ownership plan (as defined in Code section 4975(e) or Code section 409), a simplified employee pension plan (as defined in Code section 408(k)), a SIMPLE IRA Plan (defined in Code section 408(p)), a plan or contract that satisfies the requirements of Code section 403(b), or a plan that is described in Code section 457(b) or (f). If, after a diligent search as described in 7.08, the Plan Administrator is unable to locate any Participant entitled to a distribution, the Plan Administrator will create an individual retirement account in the name of the missing payee as the sole means of distributing the

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owed balance. For distributions under this Section 7.09 only, the Plan Administrator may take action, including the creation of an individual retirement plan if needed, without regard to the value of a Participant's vested balance.

Section 7.10    JOINT AND SURVIVOR ANNUITIES

(a)Application. Notwithstanding any provision to the contrary, this Section shall apply if: (1) the Adoption Agreement used in conjunction with this Basic Plan Document provides for a Money Purchase Pension Plan or a Target Benefit Plan; (2) the normal form of benefit selected in the Adoption Agreement is a Qualified Joint and Survivor Annuity; (3) if a Participant elects benefits in the form of a single life annuity; (4) to the portion of the Participant's Transfer Account attributable to funds subject to the survivor annuity requirements of Code section 401(a)(11) and section 417 that were transferred from another plan (or to such other Accounts if the amounts were subject to such survivor annuities and were not separately accounted for); (5) a Participant elects to invest in a deferred annuity contract whereby the Participant may not transfer amounts out of the contract and may not elect a single-sum distribution; or (6) a Participant with investments in a deferred annuity contract that allows transfers or the selection of a single-sum distribution does not either (a) transfer amounts invested in the contract to another investment option or
(b)elect a single-sum payment under the contract prior to the annuity starting date under the contract. This Section shall only apply if the Participant's Account exceeds $5,000 (or such lesser amount specified in the Adoption Agreement) at the time such individual becomes entitled to a distribution hereunder (or at any subsequent time established by the Plan Administrator to the extent provided in applicable Treasury Regulations). If elected in the Adoption Agreement, for purposes of this Section 7.10(a), the Participant's vested Account balance shall not include that portion of the Account balance that is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of Code sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16).

(b)Qualified Joint and Survivor Annuity. Unless otherwise elected pursuant to Subsection (d) below, a Participant's vested Account balance, to the extent provided in Subsection (a) above, will be paid to him by the purchase and delivery of an annuity in the form of a Qualified Joint and Survivor Annuity. To the extent that the Plan must offer a Qualified Joint and Survivor Annuity, the Plan shall also offer a Qualified Optional Survivor Annuity as another optional form of benefit.

A Participant may waive the Qualified Joint and Survivor Annuity during a period that begins on the first day of the 180-day period ending on the Annuity Starting Date and ends on the later of the Annuity Starting Date or the 30th day after the Plan Administrator provides the Participant with a written explanation of the Qualified Joint and Survivor Annuity. The Plan Administrator shall no less than 30 days and no more than 180 days prior to the Annuity Starting Date provide each Participant a written explanation of: (1) the terms and conditions of a Qualified Joint and Survivor Annuity; (2) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit; (3) the rights of a Participant's spouse; (4) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity; and (5) the relative values of the various optional forms of benefits under the Plan pursuant to Treas. Reg. section 1.417(a)(3)-1(c)(2)(iv).

The Annuity Starting Date for a distribution in a form other than a Qualified Joint and Survivor Annuity may be less than 30 days after receipt of the written explanation described in the preceding paragraph provided: (1) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with spousal consent) a form of distribution other than a Qualified Joint and Survivor Annuity;
(2) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; and (3) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant.

(c)Qualified Preretirement Survivor Annuity. Unless otherwise elected within the applicable election period and to the extent provided in Subsection (a) above, if a Participant dies before the Annuity Starting Date then at least 50% of the Participant's vested Account balance shall be applied toward the purchase of an annuity for the life of the surviving spouse which shall be distributed to the spouse. The surviving spouse may direct the commencement of payments under the qualified preretirement survivor annuity within a reasonable time after the Participant's death. The terms of such annuity contract shall comply with the provisions of this Plan and the annuity contract shall be nontransferable. The applicable election period shall be the period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which he attains age 35, the election period shall begin on the date of separation. A Participant who has not yet attained age 35 may waive the annuity specified in this

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Subsection (c) provided that (1) the Participant receives a written explanation pursuant to the following paragraph and (2) such election is not effective as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Subsection. Notwithstanding anything in this Section to the contrary, the surviving spouse may elect, in writing, to have the Account balance be distributed pursuant to Section 7.02(b).

The Plan Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the annuity described in this Subsection (c) in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Subsection (b) applicable to a Qualified Joint and Survivor Annuity. The applicable period for a Participant is whichever of the following periods ends last: (1) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (2) a reasonable period ending after the individual becomes a Participant; or (3) within a reasonable period ending after Termination of Employment in the case of a Participant who separates from service before attaining age 35.

For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (2) and (3) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. If a Participant who separates from service before the Plan Year in which he attains age 35 thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

(d)Elections. Any waiver of the annuities described in Subsections (b) and (c) above shall not be effective unless: (1) the Participant's spouse consents in writing to the election; (2) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (3) the spouse's consent acknowledges the effect of the election; and (4) the spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no spouse (within the meaning of Code section 417) or that the spouse cannot be located, a waiver will be deemed a qualified election.

Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Subsections (b) and (c).

For purposes of determining a Participant's spouse, the Plan Administrator shall apply the one-year rule in Code section 417(d), Treas. Reg. section 1.401(a)-20 to the extent selected in the Adoption Agreement. The person to whom the Participant is married as of the Annuity Starting Date is the spouse who is entitled to QJSA coverage.

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ARTICLE 8 IN-SERVICE DISTRIBUTIONS AND LOANS

ARTICLE 8 IN-SERVICE DISTRIBUTIONS AND LOANS

Section 8.01    HARDSHIP

(a)Hardship. A Participant may receive a distribution on account of hardship from the Accounts specified in the Adoption Agreement. Notwithstanding anything in the Plan to the contrary, if the Adoption Agreement permits a hardship distribution from an Account, the amount available for a hardship distribution from such Account shall include any amounts grandfathered under Treas. Reg. section 1.401(k)-1(d)(3)(ii)(B).

(b)Hardship - Safe Harbor. If the Adoption Agreement provides that the Plan has adopted safe harbor criteria for hardship withdrawal, the following shall apply:

(1)Immediate and Heavy Financial Need. A hardship distribution shall only be made upon the finding by the Plan Administrator of an immediate and heavy financial need where such Participant lacks other available resources. The following are the only financial needs considered immediate and heavy:

(A)Expenses for (or necessary to obtain) medical care that would be deductible under Code section 213(d) (determined without regard to whether the expenses exceed 7.5% of adjusted gross income) for the Employee, or the Employee's spouse, children, or dependents (as defined in Code section 152 without regard to Code sections 152(b)(1), (b)(2) and (d)(1)(B));

(B)Costs directly related to the purchase of a principal residence for the Employee (excluding mortgage payments);

(C)Payment of tuition, related educational fees, and room and board expenses, for up to the next 12 months of post-secondary education for the Employee, or the Employee's spouse, children, or dependents (as defined in Code section 152 without regard to Code sections 152(b)(1), (b)(2) and (d)(1)(B));

(D)Payments necessary to prevent the eviction of the Employee from the Employee's principal residence or foreclosure on the mortgage on that residence;

(E)Payments for burial or funeral expenses for the Employee's deceased parent, spouse, children or dependents (as defined in Code section 152 without regard to Code section 152(d)(1)(B));

(F)Expenses for the repair of damage to the Employee's principal residence that would qualify for the casualty deduction under Code section 165 (determined without regard to whether the loss exceeds 10% of adjusted gross income); and

(G)Other expenses as provided by the Commissioner as specified in Treas. Reg. section
1.401(k)-1(d)(3)(v).

(2)Amount Necessary to Satisfy Need. A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:

(A)The distribution is not in excess of the amount of the immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution);

(B)The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer; and

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(C)Provided any amount is removed from the Participant's Elective Deferral Account, all plans maintained by the Employer provide that the Participant's Elective Deferrals (and after tax contributions) will be suspended for 6 months after the receipt of the hardship distribution.

(c)Hardship - Non Safe Harbor. If the Adoption Agreement provides that the Plan has adopted the non-safe harbor criteria for hardship for permitted Accounts, the following shall apply:

(1)Immediate and Heavy Financial Need. A hardship distribution shall only be made upon the finding by the Plan Administrator of an immediate and heavy financial need where such Participant lacks other available resources. Whether a Participant has an immediate and heavy financial need is to be determined based on all relevant facts and circumstances. The need to pay the funeral expenses of a family member would constitute an immediate and heavy financial need and a distribution made to a Participant for the purchase of a boat or television would not constitute a distribution made on account of an immediate and heavy financial need. A financial need may be immediate and heavy even if it was reasonably foreseeable or voluntarily incurred by the Participant.

(2)Amount Necessary to Satisfy Need. A distribution is not treated as necessary to satisfy an immediate and heavy financial need of a Participant to the extent the amount of the distribution is in excess of the amount required to relieve the financial need or to the extent the need may be satisfied from other resources that are reasonably available to the Participant. This determination generally is to be made on the basis of all relevant facts and circumstances. For purposes of this Subsection, the Participant's resources are deemed to include those assets of the Participant's spouse and minor children that are reasonably available to the Participant. A vacation home jointly owned (regardless of the nature of legal title) by the Participant and the Participant's spouse will be deemed a resource of the Participant. However, property held for the Participant's child under an irrevocable trust or under the Uniform Gifts to Minors Act is not treated as a resource of the Participant. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. A distribution generally may be treated as necessary to satisfy a financial need if the Employer relies upon the Participant's written representation, unless the Employer has actual knowledge to the contrary, that the need cannot reasonably be relieved:

(A)Through reimbursement or compensation by insurance or otherwise;

(B)By liquidation of the Participant's assets;

(C)By cessation of all Participant contributions under the Plan;

(D)By other currently available distributions (including distribution of ESOP dividends under Code section 404(k)) and nontaxable (at the time of the loan) loans, under plans maintained by the Employer or by any other employer; or

(E)By borrowing from commercial sources on reasonable commercial terms in an amount sufficient to satisfy the need.

For purposes of this Subsection, a need cannot reasonably be relieved by one of the actions listed above if the effect would be to increase the amount of the need. For example, the need for funds to purchase a principal residence cannot reasonably be relieved by a Plan loan if the loan would disqualify the Employee from obtaining other necessary financing.

Section 8.02    SPECIFIED AGE; SPECIFIED AGE AND SERVICE

(a)A Participant may receive a distribution on attainment of a specified age from the Accounts specified in the Adoption Agreement.

(b)A Participant may receive a distribution on attainment of a specified age and service from the Accounts specified in the Adoption Agreement.

Section 8.03    OTHER WITHDRAWALS

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(a)After a Period Certain. To the extent provided in the Adoption Agreement, a Participant may receive a distribution from his Matching Contribution Account and his Non-Elective Contribution Account which has accumulated for at least twenty-four
(24) months; and an individual who has been a Participant for five (5) or more Plan Years shall be entitled to receive a distribution of his Matching Contribution Account and Non-Elective Contribution Account regardless of the length of time the funds have accumulated. Notwithstanding the foregoing, a Participant may receive a distribution from his Matching Contribution Account only to the extent such Account has not been used to satisfy the requirements of Code sections 401(k)(12) or 401(k)(13) or 401(m)(11) or 401(m)(12) or to the extent such contributions have not been treated as Qualified Matching Contributions.

(b)At Any Time. To the extent provided in the Adoption Agreement, a Participant may receive a distribution from his Voluntary Contribution Account and his Rollover Contribution Account at any time.

(c)Qualified Reservist Distributions. To the extent Qualified Reservist Distributions are provided for in the Adoption Agreement, as provided in Code section 72(t)(2)(G)(iii), Notice 2010-15 and any superseding guidance, the following shall apply:

(1)For purposes of Code section 401(k)(2)(B)(i) (distributions of Elective Deferrals), a Participant who is a member of the reserves who has been ordered or called to active duty for a period of more than 179 days or for an indefinite period may receive a distribution during such active duty period.

(d)Deemed Severance Distributions. To the extent Deemed Severance Distributions are provided for in the Adoption Agreement, as provided in Code section 414(u)(12)(B), Notice 2010-15 and any superseding guidance, the following shall apply:

(1)For purposes of Code section 401(k)(2)(B)(i)(I) (distributions of Elective Deferrals), a Participant performing service in the uniformed services while on active duty for a period of more than 30 days will be treated as having terminated from employment during any period the Participant is performing services described in Code section 3401(h)(2)(A).

(2)If a Participant elects to receive a distribution by reason of Subsection (d), the Participant may not make an Elective Deferral or Voluntary Contribution during the 6-month period beginning on the date of distribution.

Section 8.04    TRANSFER ACCOUNT

In addition to the foregoing a Participant may receive a distribution from his Transfer Account, to the extent applicable, as permitted under the terms of any plan from which funds in such Account were transferred to the extent that such optional forms of benefit must be preserved pursuant to Code section 411(d)(6) and to the extent permitted in the Adoption Agreement.

Section 8.05    RULES REGARDING IN-SERVICE DISTRIBUTIONS

(a)In General. This Section shall apply only to the extent that in-service withdrawals are otherwise permitted pursuant to this Article 8.

(b)Form, Frequency, and Amount of Withdrawal. Unless otherwise provided in the Adoption Agreement, all distributions of amounts withdrawn pursuant to this Article 8 may be made in any form permitted by the Plan Administrator. The Plan Administrator may establish uniform procedures that include, but are not limited to, prescribing limitations on the frequency and minimum amount of withdrawals.

(c)Ordering Rule. The Plan Administrator shall determine the ordering rule for in-service distributions. Such ordering rule may provide that the Participant may elect to have payments made first or last from his Roth Elective Deferral Account or Voluntary Contribution Account or in any combination of such Accounts and any other Account, to the extent permitted by the Adoption Agreement.

(d)Transfer Account. A Participant may receive a distribution from the vested portion of his Transfer Account only to the extent such Account was not transferred from a qualified plan subject to Code section 412, to the extent Section 8.04 applies or to the extent the Adoption Agreement permits distributions to be made to a Participant who has attained age 62 and who has not separated from employment.

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ARTICLE 8 IN-SERVICE DISTRIBUTIONS AND LOANS

(e)Spousal Consent. If Section 7.10 applies to the Account distributed a Participant must obtain the consent of his or her spouse, if any, to obtain an Account balance as an in-service distribution. Spousal consent shall be obtained no earlier than the beginning of the 180-day period that ends on the date on which the in-service distribution is to be so secured. The consent must be in writing, must acknowledge the effect of the in-service distribution, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that in-service distribution.

Section 8.06    LOANS

The Plan Administrator, it its discretion, may permit Participants to apply for a loan from the Plan. The provisions of Code section 72(p) and Treas. Reg. section 1.72(p)-1 shall apply to the Plan and are hereby incorporated by reference. The Plan Administrator is authorized to adopt any administrative rules or procedures that it deems necessary or appropriate with respect to the granting and administering of loans or may use the default provisions under this Section.

(a)Eligible Participants. The Plan Administrator may provide that a loan may only be granted for the purpose of enabling the Participant to meet a financial hardship or an unusual or special situation in his financial affairs. Loans shall only be granted pursuant to the terms of this Section to persons who the Plan Administrator determines have the ability to repay the loan. Loans shall not be made available to Participants who are or were Highly Compensated Employees in an amount greater than the amount available to other Participants, and loans shall be made available to all Participants on a nondiscriminatory and reasonably equivalent basis.

(b)Maximum Loan Amount. No loan to any Participant can be made to the extent that such loan when added to the outstanding balance of all other loans to the Participant would exceed the lesser of:

(1)$50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one-year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made; or

(2)one-half the present value of the vested Account balance of the Participant or, if greater and so provided by the Plan Administrator, the total vested Account balance up to $10,000; provided that additional security is given to the extent such loan exceeds 50% of the vested Account balance.

For the purpose of the above limitation, all loans from all qualified plans of the Employer are aggregated.

(c)Loan Term and Amortization. Any loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan. If so provided by the Plan Administrator, a loan term may extend beyond five years if the loan is used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant.

(d)Minimum Loan Amount - Maximum Number of Loans. The Plan Administrator shall specify a minimum loan amount and the maximum number of loans outstanding at any one time.

(e)Interest Rate. Interest shall be charged at a rate to be fixed by the Plan Administrator and, in determining the interest rate, the Plan Administrator shall take into consideration interest rates currently being charged on similar commercial loans by persons in the business of lending money.

(f)Security. All loans shall be secured by no more than one-half of the vested portion of the Participant's Accounts (determined immediately after the origination of the loan) and such additional security as the Plan Administrator may deem necessary. All loans made to Participants under this Section are to be considered Trust investments and shall be segregated as provided in Article 9 hereof unless the Plan Administrator provides otherwise.

(g)Repayment. Loans shall be repaid in accordance with the foregoing and the Plan Administrator may require as a condition to granting such loan that it be repaid through payroll deductions. Unless the loan note provides otherwise, the principal

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ARTICLE 8 IN-SERVICE DISTRIBUTIONS AND LOANS

amount of the loan and accrued interest shall become immediately due and payable upon a Termination of Employment. Repayment may be suspended pursuant to Code section 414(u).

(h)Loan Fees. Fees properly chargeable in connection with a loan may be charged, in accordance with a uniform and nondiscriminatory policy established by the Plan Administrator, against the Account of the Participant to whom the loan is granted.

(i)Default. In the event of default, foreclosure on the note and attachment of security shall not occur until a distributable event occurs in the Plan.

(j)Loans to Self-Employed Persons. For Plan loans made before January 1, 2002, no loans will be made to any shareholder-employee or owner-employee. For purposes of this requirement, a shareholder-employee means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Code section 318(a)(1), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation. An owner-employee means, if the Employer is a sole proprietorship, an individual who is the sole proprietor, or, if the Employer is a partnership, a partner owning more than 10% of either the capital or profits interest of the partnership.

(k)Ordering Rule. The Plan Administrator shall determine from which Accounts a Participant may receive a loan and the ordering rule for loans. Such ordering rule may provide that the Participant may elect to have loans made first or last from his Roth Elective Deferral Account or Voluntary Contribution Account or in any combination of such Accounts and any other Account.

(l)Spousal Consent. If Section 7.10 applies or if so provided by the Plan Administrator, a Participant must obtain the consent of his or her spouse, if any, to use the Account balance as security for a loan. Spousal consent shall be obtained no earlier than the beginning of the 180-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Account balance is used for renegotiation, extension, renewal, or other revision of the loan.

If Section 7.10 applies and a valid spousal consent has been obtained, then, notwithstanding any other provision of this Plan, the portion of the Participant's vested Account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested Account balance (determined without regard to the preceding sentence) is payable to the surviving spouse, then the Account balance shall be adjusted by first reducing the vested Account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

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ARTICLE 9 INVESTMENT AND TRUST VALUATION

ARTICLE 9 INVESTMENT AND TRUST VALUATION

Section 9.01    INVESTMENT OF ASSETS

All existing assets of the Trust and all future contributions shall be invested in accordance with the terms of this Article 9. All assets of the Trust may be commingled for investment purposes with the assets of any retirement plan which is maintained by the Employer and which qualifies under Code section 401(a) and may be held as a single fund under one or more trust instruments; provided that the value of each plan's assets can be determined at any time. The assets allocable to each such plan shall in no event be used for the benefit of Participants in the other plans.

Section 9.02    PARTICIPANT SELF-DIRECTION

(a)In General. To the extent provided for in the Adoption Agreement, the Plan Administrator may permit Participants to direct the investment of their Accounts pursuant to this Section 9.02. Any Participant self-direction shall be made pursuant to such uniform guidelines and procedures as the Plan Administrator may establish from time to time.

(b)Investment Elections. To the extent provided in Subsection (a), each Participant shall direct in the form and manner and at the time or times prescribed by the Plan Administrator the percentage of the applicable Accounts to be invested in one or more of the available Investment Funds, subject to such rules and limitations as the Plan Administrator may prescribe. After the death of the Participant, a Beneficiary shall be entitled to make investment elections as if the Beneficiary were the Participant. Notwithstanding the foregoing, the Plan Administrator may restrict investment transfers to the extent required to comply with applicable law.

(c)Loans. If the Adoption Agreement does not permit Participant self-direction, any assets that are held in the form of a Participant loan made pursuant to Article 8 shall be treated as a segregated investment unless otherwise provided by the Plan Administrator.

(d)Right to Divest Publicly Traded Employer Securities. This Subsection shall apply to the extent that the Plan holds publicly traded employer securities and shall be interpreted in accordance with Code section 401(a)(35)(H), IRS Notice 2006-107, Treas. Reg. section 1.401(a)(35)-1. This Subsection shall not apply if the Plan is a one-participant plan.

(1)Right to Divest. An applicable individual may elect to direct the Plan to divest any publicly traded employer securities held in the applicable portion of his or her Account and to reinvest an equivalent amount in other investment options offered under the Plan. This diversification right only applies to publicly traded employer securities that are held in the Account for which the individual meets the definition of applicable individual. The investment options offered shall include not less than three investment options, other than publicly traded employer securities, to which the applicable individual may direct the proceeds of the divestment of such publicly traded employer securities, and each investment option must be diversified and have materially different risk and return characteristics. The opportunity to divest and reinvest shall be offered no less frequently than quarterly. The Plan shall not impose any restrictions or conditions with respect to the investment of publicly traded employer securities in violation of Code section 401(a)(35)(D)(ii)(II).

(2)Notice. The Plan Administrator shall provide a notice to applicable individuals not later than 30 days before the first date on which the individuals are eligible to exercise their rights. The notice shall describe the diversification rights provided under Code section 401(a)(35) and describe the importance of diversifying the investment of retirement account assets.

(3)Transition Rules. The transition rules described in IRS Notice 2006-107 (extended by IRS Notice 2008-7) and Code section 401(a)(35)(H) shall apply.

(4)Definitions.

(i)The term publicly traded employer securities means employer securities which are readily tradable on an established securities market. Employer securities shall be treated as publicly traded employer securities if any employer corporation, or any member of the controlled group of corporations that includes an employer corporation, has issued a

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ARTICLE 9 INVESTMENT AND TRUST VALUATION

class of stock that is a publicly traded employer security which is traded on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934 or if the security is traded on a foreign national securities exchange that is officially recognized, sanctioned, or supervised by a governmental authority and the security is deemed by the Securities and Exchange Commission as having a ready market under SEC Rule 15c3-1. However, the Plan is not treated as holding employer securities with respect to any securities held by either an investment company registered under the Investment Company Act of 1940 or a similar pooled investment vehicle that is regulated and subject to periodic examination by a State or Federal agency.

(ii)The term applicable individual means:

(A)With respect to Elective Deferrals and Employee contributions, including rollovers (and earnings thereon): (1) any Participant, (2) any Alternate Payee who has an Account under the Plan, and (3) any Beneficiary of a deceased Participant.

(B)With respect to other Employer contributions (and earnings thereon): (1) a Participant who has completed at least three years of service, (2) an Alternate Payee who has an Account under the Plan with respect to a Participant who has completed at least three years of service, or (3) a Beneficiary of a deceased Participant.

Section 9.03    INDIVIDUAL ACCOUNTS

To the extent provided in the Adoption Agreement, there shall be maintained on the books of the Plan with respect to each Participant, as applicable, an Elective Deferral Account, Matching Contribution Account (and Qualified Matching Contribution Account), Non-Elective Contribution Account, Pension Contribution Account, Voluntary Contribution Account, Rollover Contribution Account, In-Plan Roth Rollover Account, Qualified Non-Elective Contribution Account, Transfer Account and any other Account established by the Plan Administrator. Each such Account shall separately reflect the Participant's interest in the Trust relating to such Account. Each Participant shall receive, at least annually, or as otherwise required, a statement of his Account. A Participant's interest in the Trust shall be determined and accounted for based on his beneficial interest in such fund.

Section 9.04    QUALIFYING EMPLOYER INVESTMENTS

(a)To the extent directed by the Investment Fiduciary, the Trustee may invest up to 10% of the fair market value of the assets of the Trust in "qualifying employer securities" or "qualifying employer real property" as those terms are defined in ERISA.

(1)The limitation of this subsection (a) shall not apply if the investment of employee elective deferrals in "qualifying employer securities" and "qualifying employer real property" is at the sole discretion of the Participant.

(2)The limitation of this subsection (a) shall not apply if the portion of a Participant's elective deferrals which are required to be invested in "qualifying employer securities" and "qualifying employer real property" does not exceed 1% of such Participant's Plan Compensation.

(3)The limitation of this subsection (a) shall not apply if as of the last day of the preceding Plan Year, the fair market value of all assets held in 401(k) or profit sharing plans maintained by the Employer did not exceed 10% of the fair market value of all assets in all plans maintained by the Employer.

(b)In addition, to the extent provided for in the Adoption Agreement and directed by the Investment Fiduciary, the Trustee may invest up to 100% of the fair market value of the assets of the Trust in "qualifying employer securities" or "qualifying employer real property". This subsection shall not apply to assets that are not "eligible individual account plans" under section 407 of ERISA and shall not apply to assets subject to section 407(b)(2) of ERISA.

(c)To the extent provided in the Adoption Agreement, the Employer may limit the accounts from which investments in "qualifying employer securities" and "qualifying employer real property" made be made. The Employer may also restrict the distribution options available for investments in "qualifying employer securities" and "qualifying employer real property" as described in the Adoption Agreement.

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ARTICLE 9 INVESTMENT AND TRUST VALUATION

(d)To the extent provided in the Adoption Agreement, if an Employee is permitted to invest his or her Rollover Contribution Account in "qualifying employer securities" or "qualifying employer real property" any purchase or sale of such investment must be for adequate consideration within the meaning of ERISA section 3(18).

Section 9.05    ALLOCATION OF EARNINGS AND LOSSES

(a)Reinvestment. The dividends, capital gains distributions, and other earnings received on the Trust shall be allocated to such fund and reinvested.

(b)Valuation. The assets of each Investment Fund shall be valued at their current fair market value as of each Valuation Date, and Accounts of each Participant with interests in that Investment Fund shall be credited with such Participant's allocable share of the earnings and losses of each Investment Fund since the immediately preceding Valuation Date. Such allocation shall be done on the basis of such Participant's interest in the applicable Investment Fund. For purposes of the allocation of investment earnings and losses, the Plan Administrator may adjust the value of interests of Investment Funds in Accounts as of the preceding Valuation Date to account for any contributions, distributions or withdrawals that occur after such preceding Valuation Date.

(c)Allocation to Individual Accounts. The Accounts of each Participant shall be adjusted as of each Valuation Date by:
(1) reducing such Accounts by any distributions and withdrawals made therefrom since the preceding Valuation Date; (2) increasing or reducing such Accounts by the Participant's share of earnings and losses and reasonable fees charged against such Accounts at the direction of the Plan Administrator; and (3) crediting such Accounts with any contributions made thereto since the preceding Valuation Date.

(d)Allocation of Expenses. The Plan Administrator may allocate all, none or any portion of the Plan's expenses to Participant Accounts. When allocating expenses among Participant Accounts, the Plan Administrator may allocate such expenses using any reasonable method that does not violate Title I of ERISA and does not discriminate in favor of Highly Compensated Employees within the meaning of applicable provisions of Code section 401(a)(4). Such methods may include, but not be limited to:
(1) allocating expenses only to current or former Employees (or among any other classification(s) of Employees); (2) allocating expenses directly to individual Employees; (3) allocating expenses using the per capita or pro rata method; and (4) any combination of the foregoing.

(e)Valuation for Distribution. For the purposes of paying the amounts to be distributed to a Participant or Beneficiary pursuant to Articles 7 and 8, the value of the Participant's interest shall be determined in accordance with the provisions of this Article as of the Valuation Date related to the date benefits are paid.

(f)No Rights Created by Allocation. An allocation of contributions or earnings to the separate Account of a Participant under this Article 9 shall not cause the Participant to have any right, title or interest in any assets of the Plan except at the time and under the terms and conditions expressly provided for in the Plan.

(g)Dividends and Credits. Any dividends or credits earned on insurance contracts will be allocated to the Participant's Account for whose benefit the contract is held. No contract will be purchased under the Plan unless such contract or a separate definite written agreement between the Employer and the insurer provides that no value under contracts providing benefits under the Plan or credits determined by the insurer (on account of dividends, earnings, or other experience rating credits, or surrender or cancellation credits) with respect to such contracts may be paid or returned to the Employer or diverted to or used for other than the exclusive benefit of the Participants or their Beneficiaries. However, any contribution made by the Employer may be returned to the Employer pursuant to Article 13.

Section 9.06    VOTING RIGHTS

To the extent provided by administrative procedure, a Participant and a Beneficiary of a deceased Participant shall have the right to direct the person designated by the Employer (for purposes of this Section the "Designee") as to the exercise of voting rights with respect to his allocable share of any investment in the Trust that provides for such voting. An individual's allocable share shall be determined in a nondiscriminatory manner in the discretion of the Plan Administrator. As soon as practicable prior to the occasion for the exercise of such voting rights, the Designee shall deliver or cause to be delivered, to each Participant and

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Beneficiary of a deceased Participant entitled to vote all notices, prospectuses, financial statements, proxies and proxy soliciting material relating to such investment allocated to the Participant's Account. Instructions by Participants and Beneficiaries to the Designee shall be in such form and pursuant to such regulations as the Plan Administrator shall prescribe. Any such instructions shall remain in the strict confidence of the Designee. Any investments for which no instructions are received by the Designee within such time specified by notice and, unless otherwise required by applicable law, any shares which are not allocated to Participants' Accounts shall be voted in the same proportion that the shares for which instructions are received are voted. With respect to fractional shares for which instructions are received by the Designee, the Designee shall aggregate all such fractional shares for which the same instructions are received into whole shares and shall vote such whole shares as instructed. Any remaining fractional shares shall be voted in the same proportion that the shares for which instructions are received are voted.

Section 9.07    LIFE INSURANCE

(a)Purchase of Life Insurance. To the extent provided in the Adoption Agreement, a Participant may request that a portion of his Account be invested in insurance on his life, the life of his spouse, the life (or lives) of his child(ren), the life of a family member, or the life of any person with an insurable interest. If the Plan Administrator, in its discretion, approves such request, it shall direct the Trustee to apply for and be the owner of any insurance contract purchased under the terms of this Section. The insurance contract(s) must provide that proceeds will be payable to the Trust; however, the Plan Administrator shall direct the Trustee to pay over all proceeds of the contract(s) to the Participant's Beneficiary in accordance with the distribution provisions of this Plan. The form and type of contract purchased shall be determined by the Plan Administrator. The Plan Administrator may also establish rules that prohibit the purchase of life insurance where the annual premium is estimated to be less than a certain minimum amount. If the Plan Administrator directs the Trustee to borrow against such contracts, such borrowings shall be on a uniform and nondiscriminatory basis. Any discretion shall be exercised in a nondiscriminatory manner.

(b)Maximum Insurance Amounts. The total premiums paid for a Participant's ordinary life insurance shall be less than 50% of the aggregate Employer contributions allocated to such Participant's Account. If term insurance or universal life insurance is purchased, the aggregate premiums shall not exceed 25% of aggregate Employer contributions allocated to the insured Participant's Account. If both ordinary life insurance and either term insurance or universal life insurance is purchased for a Participant, the aggregate premiums for such term insurance or universal life insurance plus one-half of the total premiums for such ordinary life insurance shall not in the aggregate exceed 25% of the aggregate Employer contributions allocated to the insured Participant's Account. However, the foregoing restrictions shall not apply to funds that may be withdrawn or distributed from the Plan in accordance with applicable law even if such withdrawals/distributions are not permitted under the terms of the Plan.

(c)Beneficiary. The Trust shall be designated as the beneficiary to receive death benefits payable pursuant to the provisions of any life insurance policy purchased pursuant to this Section. Any death proceeds received by the Trust shall be added to the deceased Participant's Account and distributed pursuant to Article 7 hereof. Under no circumstances shall the Trust retain any part of the proceeds. In the event of any conflict between the terms of this Plan and the terms of any insurance contract purchased hereunder, the Plan provisions shall control.

(d)Conversion of Policies. If an insured Participant does not die prior to retirement, the Plan Administrator may direct the Trustee to: (1) convert the entire value of any such life insurance contract at or before retirement into cash to provide the retirement benefits set forth in Article 7 so that no portion of such value may be used to continue life insurance protection beyond retirement; or (2) distribute any such contract to the Participant. Nothing provided herein shall be construed to prohibit the purchase, sale, transfer or exchange of any individual life insurance contract which would otherwise be permitted under applicable prohibited transaction class exemptions or Department of Labor Regulations.

(e)Distributions. Any distribution of an insurance policy or the proceeds of an insurance policy purchased pursuant to this Section shall be subject to the requirements of Article 7.

Section 9.08    QUALIFYING LONGEVITY ANNUITY CONTRACT (QLAC)

(a)Purchase. To the extent provided in the Adoption Agreement, a Participant may request that a portion of his Account be invested in a QLAC. The QLAC must meet all requirements as stated under Treasury Regulation 1.401(a)(9)-6.

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(b)Maximum Premiums Paid. The total amount of premiums paid for the QLAC under the plan will not exceed the lesser of:

(1)An amount equal to the excess of $125,000 (as adjusted by the Commissioner) over the sum of:

(A)The premiums paid before that date with respect to the contract, and

(B)Premiums paid on or before that date with respect to any other contract that is intended to be a QLAC and that is purchased for the Participant under the plan, or any other plan, annuity or account described in sections 401(a), 403(a), 403(b), or 408, or eligible governmental plan under section 457(b), or

(2)An Amount equal to the excess of:

(A)25% of the employee's account balance (as of the last valuation date preceding the date of the premium payment) under the plan (including the value of any QLAC held under the plan for the employee) as of the contract date, over

(B)The sum of the premiums paid before that date with respect to the contract and premiums paid on or before that date with respect to any other contract that is intended to be a QLAC and that is held or was purchased for the employee under the plan.

(c)Excess Premiums. If an annuity fails to be a QLAC solely because a premium for the contract exceeds the above limits, the excess premium will be returned (either in cash or in the form of contract that is not intended to be a QLAC) to the non-QLAC portion of the Participant's account by the end of the calendar year following the calendar year in which the excess premium was originally paid.

(d)Distributions. Distributions under the QLAC portion of the Participant's account will commence not later than the first day of the month next following the Participant's 85th birthday. After distributions commence, those distributions will satisfy all applicable minimum distributions requirements from that point forward (other than the requirement that annuity payments commence on or before the Required Beginning Date).

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ARTICLE 10 SPECIAL "TOP-HEAVY" RULES

ARTICLE 10 SPECIAL TOP-HEAVY RULES

Section 10.01    TOP-HEAVY STATUS

The special provisions set forth in this Article 10 shall apply during any Plan Year in which this Plan, together with any other retirement plans required to be aggregated under Code section 416(g) and the Treasury Regulations promulgated thereunder, is "Top-Heavy." This Plan is Top-Heavy for any Plan Year:

(a)If the Top-Heavy Ratio for this Plan exceeds 60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans;

(b)If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Required Aggregation Group of plans exceeds 60%; or

(c)If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

Section 10.02    MINIMUM ALLOCATIONS

(a)In General. Notwithstanding other provisions of this Plan, for any Plan Year during which this Plan is Top-Heavy and the Top-Heavy minimum allocation is not met solely or partially in another plan, the following shall apply:

(1)Unless otherwise provided in the Adoption Agreement and subject to (a)(4) and (a)(5) below, a Participant specified in Subsection (a)(2) below shall receive the minimum allocation or benefit requirement applicable to Top-Heavy plans specified in (a)(3) below.

(2)Participants Receiving Minimum Allocation/Benefit. If the Participant is not eligible to participate in a defined benefit plan in a group specified in Section 10.01 other than a frozen plan in which no additional accruals are being made, he or she shall receive the minimum allocation or benefit in this Plan or any other defined contribution plan that is sponsored by the Employer provided, he or she is (i) an Eligible Employee as described in the Adoption Agreement; and (ii) employed by the Employer on the last day of the Plan Year. If the Participant is eligible to participate in a defined benefit plan in a group specified in Section 10.01, and the Top-Heavy minimum is to be made in this Plan for such Participant, he or she shall receive the minimum allocation or benefit in this Plan or any other defined contribution plan that is sponsored by the Employer provided, he or she is (i) an Eligible Employee as described in the applicable plan document; and (ii) has completed 1,000 Hours of Service (in accordance with such defined benefit plan) during such Plan Year. In the event a Participant is entitled to a Top-Heavy minimum benefit accrual under a defined benefit plan and is not otherwise eligible for a Top-Heavy minimum allocation under this Plan because of severance of employment prior to the last day of the Plan Year, such requirement shall be waived in this Plan solely to the extent the Top-Heavy minimum is required to be given in this Plan.

(3)Amount of Minimum Allocation/Benefit. If the Participant is not eligible to participate in a defined benefit plan in a group specified in Section 10.01, the Top-Heavy minimum allocation ("defined contribution minimum") shall not be less than the lesser of 3% of such Participant's Statutory Compensation or the largest percentage of Employer contributions (including Elective Deferrals) and forfeitures, as a percentage of Key Employee's Statutory Compensation, as limited by Code section 401(a)(17), allocated on behalf of any Key Employee for that Plan Year. If: (i) the Participant is eligible to participate in a defined benefit plan in a group specified in Section 10.01, (ii) satisfies the requirement in the defined benefit plan to receive the Top-Heavy minimum under the terms of that plan, and (iii) the Top-Heavy minimum is to be given in this Plan, the Top-Heavy minimum benefit ("defined benefit minimum") shall be determined under one of the following methods:

(A)Defined Benefit Minimum. A defined benefit minimum, which is an accrued benefit at any point in time equal to at least the product of (i) a Participant's average annual compensation for the period of consecutive years (not exceeding five) when the Participant had the highest aggregate compensation from the Employer and (ii) the lesser of 2% per year of service or 1-year period of service (within the meaning of Code section 416), as applicable, with the Employer or 20%, subject to the rules of Code section 416 and the Regulations thereunder;

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(B)Floor Offset. A floor offset approach, pursuant to Revenue Ruling 76-259, 1976-2 C.B. 111, under which the defined benefit minimum of the defined benefit plan that is provided pursuant to Subsection (A) above is offset by the benefits provided under the defined contribution plan (or plans);

(C)Comparability Analysis. A demonstration, using a comparability analysis of Rev. Rul. 81-202, that the plans are providing benefits at least equal to the defined benefit minimum that is provided pursuant to Subsection (A) above; or

(D)Defined Contribution Minimum. An allocation of Employer contributions and forfeitures that are made on behalf of such Participant under this Plan (or any defined contribution plan that is sponsored by the Employer) equal to 5% of the Participant's Statutory Compensation unless off-setting a portion of the minimum allocation in another plan or the Participant in this Plan is not a participant in the defined benefit plan. If the Plan allocates its Non-Elective Contribution or Pension Contribution using permitted disparity (integration), it may, therefore, substitute the 3% in the first step of its allocation process with 5% (or such other amount required) in order to satisfy the Top-Heavy minimum allocation.

(4)The minimum allocation is determined without regard to any Social Security contribution. The Top-Heavy minimum shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because of: (i) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan); (ii) the Participant's failure to make mandatory Employee contributions to the Plan; or (iii) Statutory Compensation less than a stated amount. Except as provided in Subsections (b) and (c) below, neither Elective Deferrals nor Matching Contributions may be taken into account for the purpose of satisfying the minimum Top-Heavy contribution requirement.

(5)Contributions under other Plans. To the extent provided in the Adoption Agreement, the minimum allocation requirement discussed in Subsection 10.02(a) may be met solely or partially in another plan. If the minimum allocation requirement of this Section 10.02 for any Plan Year is met partially in another plan, this Plan may offset the minimum required allocation in Subsection 10.02(a) by the amount allocated in or the benefit accrued in the other plan. If, after applying the requirements of Code section 416, corresponding regulations and this Article 10, the Top-Heavy minimum allocation is not satisfied, then additional contributions may be made to this Plan or to one or more plans that are part of the Required Aggregation Group or Permissive Aggregation Group.

(b)Matching Contributions. Employer Matching Contributions may be taken into account for purposes of satisfying the minimum contribution requirements of Code section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the ACP test and other requirements of Code section 401(m).

(c)The Top-Heavy requirements of Code section 416 and this Section shall not apply in any year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code sections 401(k)(11), 401(k)(12) or 401(k)(13) and Matching Contributions with respect to which the requirements of Code sections 401(m)(10), 401(m)(11) or 401(m)(12) are met; or in which the Plan is part of an "eligible combined plan" in compliance with Code section 414(x), IRS Notice 2009-71, and any superseding/subsequent guidance.

Section 10.03    MINIMUM VESTING

(a)For any Plan Year in which this Plan is Top-Heavy, the Top-Heavy vesting schedule specified in the Adoption Agreement shall automatically apply to the Plan to the extent that it is more favorable than the vesting schedule provided for in Article 6.

For purposes of the Adoption Agreement, "2-6 Year Graded", "1-5 Year Graded", "1-4 Year Graded", "3 Year Cliff" and "2 Year Cliff" shall be determined in accordance with the schedules in Section 6.02.

(b)The minimum vesting schedule applies to all benefits within the meaning of Code section 411(a)(7) except those attributable to Employee contributions or those already subject to a vesting schedule which vests at least as rapidly as the schedule

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ARTICLE 10 SPECIAL "TOP-HEAVY" RULES

listed above, including benefits accrued before the effective date of Code section 416 and benefits accrued before the Plan became Top-Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. However, this Section does not apply to the Account balances of any Employee who does not have an Hour of Service after the Plan initially became Top-Heavy and such Employee's Account balance attributable to Employer contributions and forfeitures will be determined without regard to this Section. The minimum allocation required (to the extent required to be nonforfeitable under Code section 416(b)) may not be forfeited under Code sections 411(a)(3)(B) or 411(a)(3)(D).

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ARTICLE 11 PLAN ADMINISTRATION

ARTICLE 11 PLAN ADMINISTRATION

Section 11.01    PLAN ADMINISTRATOR

(a)Designation. The Plan Administrator shall be specified in the Adoption Agreement. In the absence of a designation in the Adoption Agreement, the Plan Sponsor shall be the Plan Administrator. If a Committee is designated as the Plan Administrator, the Committee shall consist of one or more individuals who may be Employees appointed by the Plan Sponsor and the Committee may elect a chairman and may adopt such rules and procedures as it deems desirable. The Committee may also take action with or without formal meetings and may authorize one or more individuals, who may or may not be members of the Committee, to execute documents in its behalf.

(b)Authority and Responsibility of the Plan Administrator. The Plan Administrator shall be the Plan "administrator" as such term is defined in section 3(16) of ERISA and as such shall have total and complete discretionary power and authority:

(1)to make factual determinations, to construe and interpret the provisions of the Plan, to correct defects and resolve ambiguities and inconsistencies therein and to supply omissions thereto. Any construction, interpretation or application of the Plan by the Plan Administrator shall be final, conclusive and binding;

(2)to determine the amount, form or timing of benefits payable hereunder and the recipient thereof and to resolve any claim for benefits in accordance with this Article 11;

(3)to determine the amount and manner of any allocations or benefit accruals hereunder, including whether the Plan maintains an ERISA account and the manner in which amounts deposited in such ERISA account shall be allocated;

(4)to maintain and preserve records relating to Participants, former Participants, and their Beneficiaries and
Alternate Payees;

(5)to prepare and furnish to Participants, Beneficiaries and Alternate Payees all information and notices required under applicable law or the provisions of this Plan;

(6)to prepare and file or publish with the Secretary of Labor, the Secretary of the Treasury, their delegates and all other appropriate government officials all reports and other information required under law to be so filed or published;

(7)to approve and enforce any loan hereunder including the repayment thereof;

(8)to provide directions to the Trustee with respect to the purchase of life insurance (to the extent permitted in the Adoption Agreement), methods of benefit payment, valuations at dates other than regular Valuation Dates and on all other matters where called for in the Plan or requested by the Trustee;

(9)to hire such professional assistants and consultants as it, in its sole discretion, deems necessary or advisable; and shall be entitled, to the extent permitted by law, to rely conclusively on all tables, valuations, certificates, opinions and reports which are furnished by same;

(10)to determine all questions of the eligibility of Employees and of the status of rights of Participants, Beneficiaries and Alternate Payees;

(11)to arrange for bonding, if required by law;

(12)to adjust Accounts in order to correct errors or omissions;

(13)to determine whether any domestic relations order constitutes a Qualified Domestic Relations Order and to take such action as the Plan Administrator deems appropriate in light of such domestic relations order;

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ARTICLE 11 PLAN ADMINISTRATION

(14)to retain records on elections and waivers by Participants, their spouses and their Beneficiaries and
Alternate Payees;

(15)to supply such information to any person as may be required;

(16)to establish, revise from time to time, and communicate to the Trustee or the Investment Fiduciary and Investment Manager(s), a funding policy and method for the Plan;

(17)to prepare and file or publish with the Secretary of Labor, the Secretary of the Treasury, their delegates and all other appropriate government officials all reports and other information required under law to be so filed or published; and

(18)to perform such other functions and duties as are set forth in the Plan that are not specifically given to the Investment Fiduciary or Trustee.

(c)In performing its duties, the Plan Administrator shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

(d)Procedures. Unless otherwise provided in the Adoption Agreement and to the extent that the Adoption Agreement provides that the Board adopts procedures for the Plan Administrator and the Board fails to adopt such procedures, the Plan Administrator may adopt such rules and procedures as it deems necessary, desirable, or appropriate for the administration of the Plan. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished to it. The Plan Administrator's decisions shall be binding and conclusive as to all parties.

(e)Allocation of Duties and Responsibilities. The Plan Administrator or the Adoption Agreement may designate other persons to carry out any of the duties and responsibilities of the Plan Administrator.

Section 11.02    INVESTMENT FIDUCIARY

(a)Designation. The Investment Fiduciary shall be specified in the Adoption Agreement. In the absence of a designation in the Adoption Agreement, the Plan Sponsor shall be the Investment Fiduciary. The Investment Fiduciary may consist of a committee consisting of one or more individuals who may be Employees appointed by the Plan Sponsor. If a committee is appointed, the committee may elect a chairman and may adopt such rules and procedures as it deems desirable. The committee may take action with or without formal meetings and may authorize one or more individuals, who may or may not be members of the committee, to execute documents in its behalf.

(b)Authority and Responsibility of the Investment Fiduciary. The Investment Fiduciary shall have the following discretionary authority and responsibility:

(1)to manage the investment of the Trust;

(2)to appoint one or more Investment Managers;

(3)to hire such professional assistants and consultants as it, in its sole discretion, deems necessary or advisable;

(4)to establish, revise from time to time, and communicate to the Trustee or Investment Manager(s), an investment policy for the Plan; and

(5)to supply such information to any person as may be required.

(c)Procedures. Unless otherwise provided in the Adoption Agreement and to the extent that the Adoption Agreement provides that the Board adopts procedures for the Investment Fiduciary and the Board fails to adopt such procedures, the Investment Fiduciary may adopt such rules and procedures as it deems necessary, desirable, or appropriate in furtherance of its

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ARTICLE 11 PLAN ADMINISTRATION

duties hereunder. When making a determination or calculation, the Investment Fiduciary shall be entitled to rely upon information furnished to it. Except as otherwise provided in a separate trust agreement, the Investment Fiduciary's decisions shall be binding and conclusive as to all parties.

(d)Allocation of Duties and Responsibilities. The Adoption Agreement may designate more than one person to carry out any of the duties and responsibilities of the Investment Fiduciary.

Section 11.03    COMPENSATION OF PLAN ADMINISTRATOR AND INVESTMENT FIDUCIARY

The Plan Administrator and Investment Fiduciary shall be entitled to reasonable compensation for their services as is mutually agreed upon to the extent that such compensation would not constitute a prohibited transaction within the meaning of the Code and ERISA.

Section 11.04    PLAN EXPENSES

All direct expenses of the Plan, Trustee, Plan Administrator and Investment Fiduciary or any other person in furtherance of their duties hereunder shall be paid or reimbursed by the Employer, and if not so paid or reimbursed, shall be proper charges to the Trust and shall be paid therefrom.

Section 11.05    ALLOCATION OF FIDUCIARY RESPONSIBILITY

A Plan fiduciary shall have only those specific powers, duties, responsibilities and obligations as are explicitly given him under the Plan and Trust Agreement. It is intended that each fiduciary shall not be responsible for any act or failure to act of another fiduciary. A fiduciary may serve in more than one fiduciary capacity with respect to the Plan.

Section 11.06    INDEMNIFICATION

Unless otherwise provided in an Addendum to the Adoption Agreement, the Employer shall indemnify and hold harmless any person serving as the Investment Fiduciary or Plan Administrator (and their delegates) from all claims, liabilities, losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by such persons in connection with their duties hereunder to the extent not covered by insurance, except when the same is due to such person's own gross negligence, willful misconduct, lack of good faith, or breach of its fiduciary duties under this Plan or ERISA. The indemnification provisions of this Section 11.06 do not extend to any Trustee, third party administrator, Custodian or other Plan service provider and any indemnification provisions provided in a written agreement executed by such persons and the Employer shall apply.

Section 11.07    CLAIMS PROCEDURES

(a)Application for Benefits. A Participant or any other person entitled to benefits from the Plan (a "Claimant") may apply for such benefits by completing and filing a claim with the Plan Administrator. Any such claim shall be in writing and shall include all information and evidence that the Plan Administrator deems necessary to properly evaluate the merit of and to make any necessary determinations on a claim for benefits. The Plan Administrator may request any additional information necessary to evaluate the claim.

(b)Timing of Notice of Denied Claim. The Plan Administrator shall notify the Claimant of any adverse benefit determination within a reasonable period of time, but not later than 90 days (45 days if the claim relates to a disability determination) after receipt of the claim. This period may be extended one time by the Plan for up to 90 days (30 additional days if the claim relates to a disability determination), provided that the Plan Administrator both determines that such an extension is necessary due to matters beyond the control of the Plan and notifies the Claimant, prior to the expiration of the initial review period, of the circumstances requiring the extension of time and the date by which the Plan expects to render a decision. If the claim relates to a disability determination, the period for making the determination may be extended for up to an additional 30 days if the Plan Administrator notifies the Claimant prior to the expiration of the first 30-day extension period.

(c)Content of Notice of Denied Claim. If a claim is wholly or partially denied, the Plan Administrator shall provide the Claimant with a written notice identifying (1) the reason or reasons for such denial, (2) the pertinent Plan provisions on which the

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ARTICLE 11 PLAN ADMINISTRATION

denial is based, (3) any material or information needed to grant the claim and an explanation of why the additional information is necessary, and (4) an explanation of the steps that the Claimant must take if he wishes to appeal the denial including a statement that the Claimant may bring a civil action under ERISA.

(d)Appeals of Denied Claim. If a Claimant wishes to appeal the denial of a claim, he shall file a written appeal with the Plan Administrator on or before the 60th day (180th day if the claim relates to a disability determination) after he receives the Plan Administrator's written notice that the claim has been wholly or partially denied. The written appeal shall identify both the grounds and specific Plan provisions upon which the appeal is based. The Claimant shall be provided, upon request and free of charge, documents and other information relevant to his claim. A written appeal may also include any comments, statements or documents that the Claimant may desire to provide. The Plan Administrator shall consider the merits of the Claimant's written presentations, the merits of any facts or evidence in support of the denial of benefits, and such other facts and circumstances as the Plan Administrator may deem relevant. The Claimant shall lose the right to appeal if the appeal is not timely made. The Plan Administrator shall ordinarily rule on an appeal within 60 days (45 days if the claim relates to a disability determination). However, if special circumstances require an extension and the Plan Administrator furnishes the Claimant with a written extension notice during the initial period, the Plan Administrator may take up to 120 days (90 days if the claim relates to a disability determination) to rule on an appeal.

(e)Denial of Appeal. If an appeal is wholly or partially denied, the Plan Administrator shall provide the Claimant with a notice identifying (1) the reason or reasons for such denial, (2) the pertinent Plan provisions on which the denial is based, (3) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits, and (4) a statement describing the Claimant's right to bring an action under section 502(a) of ERISA. The determination rendered by the Plan Administrator shall be binding upon all parties. If the Plan Administrator provides the claimant with a final notice of denial of appeal, in order to preserve his or her claim, the Claimant must file an action with respect to the denied claim no later than 180 days following the date of the Plan Administrator's final notice of denial of appeal.

(f)Determinations of Disability. If the claim relates to a disability determination, determinations of the Plan Administrator shall include the information required under applicable United States Department of Labor regulations.

Section 11.08 WRITTEN COMMUNICATION

To the extent permitted by applicable Treasury or Department of Labor Regulations and accepted by the Plan Administrator and, as applicable, the Trustee, all provisions of the Plan and Trust that require written notices and elections shall be interpreted to mean authorized electronic and telephonic notices and elections. Any notice made under the terms of the Plan may be made in any electronic or telephonic method.

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ARTICLE 12 AMENDMENT, MERGER AND TERMINATION

ARTICLE 12 AMENDMENT, MERGER AND TERMINATION

Section 12.01    AMENDMENT

The provisions of the Plan may be amended at any time and from time to time by the Plan Sponsor, provided, however, that:

(a)No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit and no amendment shall increase the duties and liabilities of the Trustee without the Trustee's consent. For purposes of this Subsection, a Plan amendment which has the effect of decreasing a Participant's Account balance, with respect to benefits attributable to service before the amendment, shall be treated as reducing an accrued benefit.

A Plan amendment may not decrease a Participant's accrued benefits, or otherwise place greater restrictions or conditions on a Participant's rights to Code section 411(d)(6) protected benefits, even if the amendment merely adds a restriction or condition that is permitted under the vesting rules in Code section 411(a)(3) through (11). Notwithstanding the foregoing, an amendment described in the previous sentence does not violate Code section 411(d)(6) to the extent: (1) it applies with respect to benefits that accrue after the applicable amendment date; (2) the Plan amendment changes the Plan's Vesting Computation Period and it satisfies the applicable requirements under 29 CFR 2530.203-2(c); or (3) permitted under Code section 412(d)(2) or Treas. Reg. sections 1.411(d)-3 and 1.411(d)-4 and any superseding guidance.

No amendment to the Plan shall be effective to eliminate or restrict an optional form of benefit. The preceding sentence shall not apply to a Plan amendment that eliminates or restricts the ability of a Participant to receive payment of his or her Account balance under a particular optional form of benefit if the amendment is permitted under applicable Treasury Regulations.

A Plan amendment may also provide exceptions from the general prohibition against the elimination or restriction of optional forms of benefit for in-kind distributions and elective transfers as specified under Treas. Reg. section 1.411(d)-4 Q&A 2 and 3.

(b)Amendment by Pre-Approved Plan Provider. The Pre-Approved Plan Provider may amend any part of the Plan on behalf of the adopting Employer for changes in the Code, regulations, revenue rulings, other statements published by the Internal Revenue Service, including model, sample or other required good faith amendments, but only if their adoption will not cause the Plan to be individually designed, and for corrections of prior plans.

The Pre-Approved Plan Provider will no longer have the authority to amend the Plan on behalf of any adopting Employer as of either: (1) the date the Internal Revenue Service requires the Employer to file Form 5300 as an individually designed plan as a result of an Employer amendment to the Plan to incorporate a type of plan not allowable in the Pre-Approved Plan program, as described in Rev. Proc. 2017-41 and superseding guidance, or (2) as of the date the Plan is otherwise considered an individually designed plan due to the nature and extent of the amendments.

The Pre-Approved Plan Provider will maintain a record of the Employers that have adopted the Plan, and the
Pre-Approved Plan Provider will make reasonable and diligent efforts to ensure that adopting Employers have actually received and are aware of all Plan amendments and that such Employers adopt new documents when necessary. In the event that the
Pre-Approved Plan Provider licenses this document to a third party who has not filed for a letter in its own name as an identical adopter, such third party will be responsible for duties described in the preceding sentence.

(c)The Plan Sponsor may: (1) change the choice of optional language in the plan document; (2) add overriding language in the plan document when such language is necessary to satisfy Code sections 415 or 416 because of the required aggregation of multiple plans; (3) amend administrative provisions in the Plan (such as provisions relating to investments, plan claims procedures, and employer contact information); (4) add certain sample or model amendments published by the Internal Revenue Service or other required good faith amendments which specifically provide that their adoption will not cause the Plan to be treated as individually designed; (5) add or change provisions permitted under the Plan or specify or change the effective date of a provision as permitted under the Plan; and (6) adopt other amendments that are related to a change in qualification requirements in accordance with section 15 of Rev. Proc. 2016-37 and any superseding guidance that do not cause the Plan to become individually

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ARTICLE 12 AMENDMENT, MERGER AND TERMINATION

designed (this would include, but not be limited to, situations where a closing agreement under the Audit Closing Agreement Program or a compliance statement under the Voluntary Correction Program has been issued with respect to the Employer's Plan with regard to the amendment). An Employer that amends the Plan for any other reason other than amendments permitted under Revenue Procedure 2017-41 and any superseding guidance will no longer participate in this Pre-Approved Plan and will be considered to have an individually designed plan.

(d)If the Plan's vesting schedule is amended, in the case of an Employee who is a Participant as of the later of the date the amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Employer-derived accrued benefit will not be less than the percentage computed under the Plan without regard to such amendment.

(e)If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a Top-Heavy vesting schedule, each Participant with at least 3 Years of Vesting Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least 1 Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "5 Years of Vesting Service" for "3 Years of Vesting Service" where such language appears. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

(1)60 days after the amendment is adopted;

(2)60 days after the amendment becomes effective; or

(3)60 days after the Participant is issued written notice of the amendment by the Plan Administrator.

The election provided for in this Section 12.01 shall be made in writing and shall be irrevocable when made.

(f)Code section 411(d)(6) protected benefits will be available without regard to Employer discretion in accordance with Treas. Reg. section 1.411(d)(4), Q & A's #8 & 9.

(g)An amendment or restatement of the Plan may be made by any method including a formal record of action by the Board or other written document and execution of such amendment or restatement may be made by written or electronic means.

Section 12.02    MERGER AND TRANSFER

(a)Merger. In the event of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant shall have a benefit in the surviving or transferee plan (as if such plan were then terminated immediately after such merger, consolidation or transfer) that is equal to or greater than the benefit he would have had immediately before such merger, consolidation or transfer in the plan in which he was then a Participant had such plan been terminated at that time.

(b)Transfer. The Plan Administrator may direct the Trustee to accept assets and related liabilities from another qualified plan in a form acceptable to the Trustee; provided that the Trustee receives sufficient evidence that the transferor plan is a tax-qualified plan and further provided that the Trustee shall not be liable for any breach of duty or error in respect of the other qualified plan. The Plan Administrator may direct the Trustee to transfer assets and related liabilities to another qualified plan provided that it receives sufficient evidence that the transferee plan is a tax-qualified plan.

Section 12.03    TERMINATION

(a)It is the intention of the Plan Sponsor that this Plan will be permanent. However, the Plan Sponsor reserves the right to terminate the Plan at any time for any reason.

(b)Each entity constituting the Employer reserves the right to terminate its participation in this Plan. Each such entity constituting the Employer shall be deemed to terminate its participation in the Plan if: (1) it is a party to a merger in which it is not

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ARTICLE 12 AMENDMENT, MERGER AND TERMINATION

the surviving entity and the surviving entity is not an affiliate of another entity constituting the Employer; or (2) it sells all or substantially all of its assets to an entity that is not an affiliate of another entity constituting the Employer.

(c)Any termination of the Plan shall become effective as of the date designated by the Plan Sponsor. Except as expressly provided elsewhere in the Plan, prior to the satisfaction of all liabilities with respect to the benefits provided under this Plan, no termination shall cause any part of the funds or assets held to provide benefits under the Plan to be used other than for the benefit of Participants or to meet the administrative expenses of the Plan. In the event of the termination of the Plan the Account balance of each affected Participant will be nonforfeitable. In the event of a partial termination of the Plan the Account balance of each affected Participant will be nonforfeitable. In the event of a complete discontinuance of contributions under the Plan, the Account balance of each affected Participant will be nonforfeitable. Upon termination of the Plan, Participant Accounts shall be distributed in a single lump sum payment unless otherwise required pursuant to Article 7.

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ARTICLE 13 MISCELLANEOUS

ARTICLE 13 MISCELLANEOUS

Section 13.01    NONALIENATION OF BENEFITS

(a)Except as provided in Section 13.01(b), the Trust shall not be subject to any form of attachment, garnishment, sequestration or other actions of collection afforded creditors of the Employer, Participants or Beneficiaries under the Plan and all payments, benefits and rights shall be free from attachment, garnishment, trustee's process, or any other legal or equitable process available to any creditor of such Employer, Participant or Beneficiary. Except as provided in Section 13.01(b), no Participant or Beneficiary shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments which he may expect to receive, contingently or otherwise, under the Plan, except the right to designate a Beneficiary. Any reference to a Participant or Beneficiary shall include an Alternate Payee or the Beneficiary of an Alternate Payee.

(b)Notwithstanding the foregoing, the Trustee (to the extent permitted in a separate trust agreement) or Plan Administrator may:

(1)Subject to Section 13.02 below, comply with the provisions and conditions of any Qualified Domestic Relations Order pursuant to the provisions of Code section 414(p).

(2)Comply with any federal tax levy made pursuant to Code section 6331.

(3)Subject to the provisions of Code section 401(a)(13), comply with the provisions and conditions of a judgment, order, decree or settlement agreement issued on or after August 5, 1997 between the Participant and the Secretary of Labor or the Pension Benefit Guaranty Corporation relating to a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA.

(4)Bring action to recover benefit overpayments.

Section 13.02    RIGHTS OF ALTERNATE PAYEES

(a)General. An Alternate Payee shall have no rights to a Participant's benefit and shall have no rights under this Plan other than those rights specifically granted to the Alternate Payee pursuant to a Qualified Domestic Relations Order that are consistent with this Section 13.02.

(b)Distribution. Notwithstanding any provision of the Plan to the contrary, the Plan Administrator may direct the Trustee to distribute all or a portion of a Participant's benefits under the Plan to an Alternate Payee in accordance with the terms and conditions of a Qualified Domestic Relations Order. The Plan hereby specifically permits and authorizes distribution of a Participant's benefits under the Plan to an Alternate Payee in accordance with a Qualified Domestic Relations Order prior to the date the Participant has a Termination of Employment, or prior to the date the Participant attains his earliest retirement age as defined in Code section 414(p).

(c)Investment Funds. If the Qualified Domestic Relations Order does not specify the Participant's Accounts, or Investment Funds in which such Accounts are invested, from which amounts that are separately accounted for shall be paid to an Alternate Payee, such amounts shall be distributed, or segregated, from the Participant's Accounts, and the Investment Funds in which such Accounts are invested (excluding any amounts invested as a Participant loan), on a pro rata basis. A Qualified Domestic Relations Order may not provide for the assignment to an Alternate Payee of an amount that exceeds the balance of the Participant's vested Accounts after deduction of any outstanding loan.

(d)Default Rules. Unless a Qualified Domestic Relations Order provides to the contrary:

(1)Death Benefits. An Alternate Payee shall have the right to designate a Beneficiary who shall receive benefits payable to an Alternate Payee which have not been distributed at the time of the Alternate Payee's death. If the Alternate Payee does not designate a Beneficiary, or if the Beneficiary predeceases the Alternate Payee, benefits payable to the Alternate Payee which have not been distributed shall be paid pursuant to Section 7.04(c) (substituting "Alternate Payee" for "Participant").

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ARTICLE 13 MISCELLANEOUS

Any death benefit payable to the Beneficiary of an Alternate Payee shall be paid in a single sum as soon as administratively practicable after the Alternate Payee's death.

(2)Investment Direction. An Alternate Payee shall have the right to direct the investment of any portion of a Participant's Accounts payable to the Alternate Payee under such order in the same manner with respect to a Participant, which amounts shall be separately accounted for by the Trustee in the Alternate Payee's name.

(3)Voting Rights. An Alternate Payee shall have the right to direct the Trustee as to the exercise of voting rights in the same manner as provided with respect to a Participant.

(e)Withdrawals/Loans. An Alternate Payee shall not be permitted to make any withdrawals under Article 8 and shall not be permitted to make a loan from the separate Account established for the Alternate Payee pursuant to the Qualified Domestic Relations Order.

(f)Treatment as Spouse. A former spouse may be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a Qualified Domestic Relations Order.

(g)Plan Procedures. The Plan Administrator shall be responsible for establishing reasonable procedures for determining whether any domestic relations order received with respect to the Plan qualifies as a Qualified Domestic Relations Order, and for administering distributions in accordance with the terms and conditions of such procedures and any Qualified Domestic Relations Order. Pursuant to DOL regulation 2530.206, a domestic relations order will not fail to be a Qualified Domestic Relations Order solely because the domestic relations order: (1) revises or is issued after another domestic relations order or Qualified Domestic Relations Order, or (2) the domestic relations order is issued after the Participant's death, divorce or Annuity Starting Date.

Section 13.03    NO RIGHT TO EMPLOYMENT

Nothing contained in this Plan shall be construed as a contract of employment between the Employer and the Participant, or as a right of any Employee to continue in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

Section 13.04    NO RIGHT TO TRUST ASSETS

No Employee, Participant, former Participant, Beneficiary or Alternate Payee shall have any rights to, or interest in, any assets of the Trust upon Termination of Employment or otherwise, except as specifically provided under the Plan. All payments of benefits under the Plan shall be made solely out of the assets of the Trust.

Section 13.05    GOVERNING LAW

To the extent not preempted by applicable federal law this Plan shall be construed in accordance with and governed by the laws of the state or commonwealth of the Employer's (or if there is a corporate Trustee, the Trustee's, or if the plan is fully insured, the insurer's) principal place of business unless otherwise specified in the Adoption Agreement.

Section 13.06    SEVERABILITY OF PROVISIONS

If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

Section 13.07    HEADINGS AND CAPTIONS

The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

Section 13.08    GENDER AND NUMBER

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Empower Retirement, LLC

ARTICLE 13 MISCELLANEOUS

Except where otherwise clearly indicated by context, the masculine and the neuter shall include the feminine and the neuter, the singular shall include the plural, and vice-versa.

Section 13.09    DISASTER RELIEF

Notwithstanding any provision of the Plan to the contrary, the Plan may grant temporary disaster relief in compliance with Code sections 1400M and 1400Q, section 15345 of the Food, Conservation, and Energy Act of 2008, and section 702 of the Heartland Disaster Tax Relief Act of 2008 ("Applicable Law").    This Section only applies to the extent the Plan has provided some or all of the disaster relief listed below in compliance with Applicable Law.

(a)Qualified Distributions

(1)"Qualified Distribution" means a distribution to a qualified individual within the applicable time periods as defined in the relevant sections of Applicable Law which may not exceed $100,000 in aggregate from all plans maintained by the Employer.

(2)If the Plan permits rollover contributions, at any time during the 3-year period beginning on the day after the Qualified Distribution was received, an individual may contribute as a rollover to the Plan an aggregate amount that does not exceed the amount of the Qualified Distribution.

(3)If the Plan permits rollover contributions, a Qualified Individual who received a withdrawal for the purchase of a home not due to the disaster, may contribute as a rollover to the Plan in an aggregate amount that does not exceed the amount of the Qualified Disaster Distribution.

(b)Expanded Loan Provisions

(1)The maximum loan limit under Code section 72(p)(2)(A) shall be applied by substituting "$100,000" for "$50,000" and substituting "the present value" for "one-half the present value" under the Loan Procedures for a qualified individual within the applicable time periods as defined in the relevant sections of Applicable Law.

(2)The loan repayment may be delayed for 1 year for a qualified individual within the applicable time periods as defined in the relevant sections of Applicable Law.

(3)Subsequent repayments will be adjusted to reflect the 1-year delay and any interest accrued during such delay.

(4)The 1 year delay will be disregarded in determining the 5-year maximum term of loans under Code section 72(p)(2)(B) and (C).

Section 13.10    EXCLUSIVE BENEFIT

All contributions made to the Plan are made for the exclusive benefit of the Participants and their Beneficiaries, and such contributions shall not be used for, nor diverted to, purposes other than for the exclusive benefit of the Participants and their Beneficiaries (including the costs of maintaining and administering the Plan and corresponding Trust).

Section 13.11    RETURN OF CONTRIBUTIONS

Notwithstanding any other provision of the Plan: (1) contributions made prior to the Commissioner of Internal Revenue's determination as to the initial qualified status of the Plan under Code section 401(a), if the Plan receives an adverse determination, then any such contribution may be returned to the Employer within one year after such determination, provided the application for qualification is made by the time prescribed by law; (2) contributions made by the Employer based upon mistake of fact may be returned to the Employer within one year of such contribution; (3) as all contributions to the Plan are conditioned upon their deductibility under the Code, if a deduction for such a contribution is disallowed, such contribution may be returned to the Employer

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Empower Retirement, LLC

ARTICLE 13 MISCELLANEOUS

within one year of the disallowance of such deduction; and (4) after all liabilities under the Plan have been satisfied, the remaining assets of the Trust shall be distributed to the Employer if such distribution does not contravene any provision of applicable law.

In the case of the return of a contribution due to mistake of fact or the disallowance of a deduction, the amount that may be returned is the excess of the amount contributed over the amount that would have been contributed had there not been a mistake or disallowance. Earnings attributable to the excess contributions may not be returned to the Employer but losses attributable thereto must reduce the amount to be so returned. Any return of contribution or distribution of assets made by the Trustee pursuant to this Section shall be made only upon the direction of the Employer, which shall have exclusive responsibility for determining whether the conditions of such return or distribution have been satisfied and for the amount to be returned.

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Empower Retirement, LLC

DocuSign Envelope ID: CEC3A152-2D58-4266-8D6E-BF114D7DA552
QUALIFIED PLANS' DISASTER RELIEF INTERIM AMENDMENT

QUALIFIED PLANS' DISASTER RELIEF INTERIM AMENDMENT

The current Section 13.09 is replaced with the following: Section 13.09    DISASTER RELIEF
Notwithstanding any provision of the Plan to the contrary, the Plan may grant temporary disaster relief in compliance with Code sections 1400M and 1400Q, section 15345 of the Food, Conservation, and Energy Act of 2008, section 702 of the Heartland Disaster Tax Relief Act of 2008, section 502 of the Disaster Tax Relief and Airport and Airway Extension Act of 2017, section 11028 of the Tax Cuts and Jobs Act of 2017, section 20102 of the Bipartisan Budget Act of 2018, and any subsequent legislation ("Applicable Law"). This Section only applies to the extent the Plan has provided some or all of the disaster relief listed below in compliance with Applicable Law. The terms "Qualified Disaster Distribution," "Qualified Individual," and "Applicable Period" are defined in the relevant sections of Applicable Law.

(a)Qualified Disaster Distributions

(1)Qualified Disaster Distribution received by a Qualified Individual for Applicable Period (from all plans maintained by the Employer) may not exceed $100,000 in aggregate.
(2)If the Plan permits rollover contributions, a Qualified Individual may at any time during the 3-year period beginning on the day after the Qualified Disaster Distribution was received contribute as a rollover to the Plan in an aggregate amount that does not exceed the amount of the Qualified Disaster Distribution.
(3)If the Plan permits rollover contributions, a Qualified Individual who received a withdrawal for the purchase of a home not due to the disaster, may contribute as a rollover to the Plan in an aggregate amount that does not exceed the amount of the Qualified Disaster Distribution.

(b)Disaster Loan Provisions

(1)The maximum loan limit under Code section 72(p)(2)(A) shall be applied by substituting "$100,000" for "$50,000" and substituting "the present value" for "one-half the present value" under the Loan Procedures for a Qualified Individual.
(2)The loan repayment for a Qualified Individual may be delayed for 1 year.
(3)Subsequent repayments will be adjusted to reflect the 1 year delay and any interest accrued during such delay.
(4)The 1 year delay will be disregarded in determining the 5-year maximum term of loans under Code section 72(p)(2)(B) and (C).

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Empower Retirement, LLC

DocuSign Envelope ID: CEC3A152-2D58-4266-8D6E-BF114D7DA552
BALCHEM CORPORATION 401(K) PLAN AMENDMENT
WHEREAS, Balchem Corporation (the "Employer") maintains the Balchem Corporation 401(k) Plan (the "Plan") for the benefit of certain of its employees; and

WHEREAS, Pursuant to Section 12.01 of the Plan, the Employer desires to amend the Plan;

NOW, THEREFORE, the Plan is hereby amended by substituting the following in the Adoption Agreement, effective as of January 1, 2023:

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Empower Retirement, LLC

DocuSign Envelope ID: CEC3A152-2D58-4266-8D6E-BF114D7DA552

SECTION A. GENERAL INFORMATION

PLAN INFORMATION

SECTION A. GENERAL INFORMATION

4.Merger Information
a.Other Plan name: Cardinal Associates, Inc. 401(k) Profit Sharing Plan and Trust
b.Merger effective date: 01/01/2023
c.Additional merger information:

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Empower Retirement, LLC

DocuSign Envelope ID: CEC3A152-2D58-4266-8D6E-BF114D7DA552

SECTION H. PLAN OPERATIONS AND TOP-HEAVY

SECTION H. PLAN OPERATIONS AND TOP-HEAVY

Plan Operations

1.Permitted Investments
Unless indicated below, the Plan may invest up to 100% of the Trust in "qualifying employer securities" and "qualifying employer real property" (Section 9.04(b)).
a.[ X ] Investment in "qualifying employer securities" and "qualifying employer real property" is restricted as follows: Company match automatically contributed via Company Stock. Participants may not transfer other sources/contributions into company stock but may transfer OUT of company stock. A participant can allocate up to 10% of their deferrals into company stock
b.[    ] Investment in "qualifying employer securities" and "qualifying employer real property" is restricted to the following Accounts:

i. [	]	Elective Deferral Account
ii. [	]	Employer Matching Contribution Account
iii. [	]	Voluntary Contribution Account
iv. [	]	Non-Elective Contribution Account
v. [	]	Qualified Non-Elective Contribution Account
vi. [	]	Rollover Contribution Account
vii. [	]	Transfer Account
c.[    ] The following restrictions apply to distributions of "qualifying employer securities" and "qualifying employer real property":
NOTE: Any restrictions or limitations must satisfy the nondiscrimination requirements of Code section 401(a)(4).

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Empower Retirement, LLC

DocuSign Envelope ID: CEC3A152-2D58-4266-8D6E-BF114D7DA552

SECTION I. MISCELLANEOUS

SECTION I. MISCELLANEOUS

Failure to properly fill out the Adoption Agreement may result in disqualification of the Plan.

The Plan shall consist of this Adoption Agreement #001, its related Basic Plan Document #01, and any Addendum to the Adoption Agreement.

The adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Code section 401 only to the extent provided in Revenue Procedure 2017-41 and any superseding guidance. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Revenue Procedure 2017-41 and any superseding guidance. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service. The Pre-Approved Plan Provider will inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan. The Pre-Approved Plan Provider, The Prudential Insurance Company of America, may be contacted at 213 Washington Street Newark, NJ 07102; (800)840-5452.

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Empower Retirement, LLC

DocuSign Envelope ID: CEC3A152-2D58-4266-8D6E-BF114D7DA552

ADMINISTRATIVE ELECTIONS

ADMINISTRATIVE ELECTIONS
32.Loan Administrative Elections - Amounts
a.[ X ] Loans will become payable in full upon termination
b.The Plan imposes a minimum loan amount of: $1,000 (not to exceed $1,000)
c.The Plan permits participants to take up to one (1) outstanding loans at any given time.
d.A Participant must obtain the consent of his or her spouse, if any, to use the Account balance as security for a loan
i.[    ] Yes - QJSA Applies
ii.[    ] Yes - no QJSA but consent required
iii.[ X ] No
e.A Participant may obtain a loan from all of his accounts and/or investments
i.[ X ] Yes
ii.[    ] No. A participant may only obtain a loan from the following accounts:
f.[ X ] There is an order of Non-Roth/Roth accounts for loan distributions
i.[ X ] Non-Roth first
ii.[    ] Roth first
g.A Participant may refinance a loan
i.[    ] Yes - additional dollars allowed
ii.[    ] Yes - no additional dollars
iii.[ X ] No

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed this     day of
December
, 2022.

BALCHEM CORPORATION:

Signature: /s/ Roxane Depew
ROXANE DEPEW
Print Name:

Title/Position: Sr. Payroll Benefits Mgr
Employer: Balchem Corporation
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Empower Retirement, LLC

CUSTOM LANGUAGE ADDENDUM

CUSTOM LANGUAGE ADDENDUM

If a 411(d)(6) protected benefit in the Plan or a plan merged into the Plan is not either: (i) available as a provision through the Pre-Approved Plan, or (ii) the subject of a prior determination, advisory, or opinion letter, the Employer cannot rely on the Pre-Approved Plan Provider's opinion letter for qualification with respect to such benefit. If a 411(d)(6) protected benefit in the plan or a plan being merged into the Plan is not permitted in a pre-approved plan, as described in Section 6.03 of Revenue Procedure 2017-41, such provision must be discontinued no later than the date the Employer adopts this Pre-Approved Plan, in the case of a merger, the merger date shall apply only to the extent required under Code section 411(d)(6).

Post Severance Compensation comprised of post severance military and disability continuation payments, is excluded from the definition of Statutory Compensation.

Vesting: The Prior Money Purchase dollars are immediate and fully vested. Distributions: The normal form of benefit is a Qualified Joint & Survivor single life annuity with respect to the Prior Money Purchase dollars. Spousal consent shall be required for any distributions made from the Prior Money Purchase account balance. In-Service Withdrawals: To the extent that this Plan permits in-service withdrawals prior to a Participant's separation from service, retirement, death or disability, the withdrawal provision is not available with respect to benefits attributable to assets and liabilities that were transferred to this Plan in the form of Prior Money Purchase dollars. Effective January 1, 2021 participants of Zumbro will retain their immediate vesting schedule of prior dollars. Going forward new dollars will be subject to the Balchem vesting schedule. In addition any existing loans will be rolled over into the Balchem plan. All Balchem rules and requirements will be followed going forward. Effective January 1, 2023 participants of Cardinal Associates, Inc. 401(k) Profit Sharing Plan and Trust will be 100% fully vested in their accounts upon completion of the merger.

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Empower Retirement, LLC